UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Securities Exchange Act of 1934
(Amendment No.    )
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DEVON ENERGY CORPORATION
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devon

2023 Proxy Statement

& Notice of Annual Meeting

Dear Fellow Stockholders,

T

his January marked the two-year anniversary of the transformational merger of Devon and WPX. This past year, Devon posted top-tier market returns, set new financial and oil production records, completed two highly valuable acquisitions, made significant progress toward our ESG goals, and delivered strong overall performance as a cohesive team. Our success over the past year is a testament to our disciplined operating strategy, our premier asset portfolio, and our excellent financial position, which have enabled us to provide industry-leading cash returns to our stockholders.

We acknowledge, however, that our recent successes are set amidst a backdrop of many serious economic and geopolitical challenges in the world today. Current events—from the war in Ukraine to hyperinflation across multiple continents—spotlight the critical role that reliable, affordable, and sustainable energy plays across the globe.

Devon’s core business of delivering responsibly produced oil and natural gas is essential to maintaining our nation’s energy security and improving the quality of human lives around the world. But to do so, we must remain focused on our approach to balancing growth and managing costs. We must remain humble about the need to continually improve what we do and how we do it. We must remain resourceful in using technology and collaboration to capture new insights as well as step-function changes. And we must be vigilant in advancing on our ESG targets, cognizant that ongoing investments in our employees, in our contractors, and in the communities where we operate are absolutely critical to our continued success.

Earlier this year, Dave Hager, Devon’s Executive Chair, retired. Dave worked tirelessly to position Devon for the successes we’ve experienced before and following the merger. At this year’s Annual Meeting, Duane Radtke will also retire from the Board. Duane’s business acumen and sound judgement advanced stockholders’ interests throughout his tenure.

Dave is succeeded by Barbara Baumann, an independent Director, whose appointment as Board Chair continues Devon’s governance practice of separating the Chair and CEO roles. The Board also recently appointed two high-caliber Directors, Michael Mears and Gennifer Kelly, each of whom are proven leaders with valuable strategic perspectives for our Company. We invite you to learn more about Michael and Gennifer and our selection process in this proxy statement.

Devon is an industry leader in many ways. Our success depends on our foundational ethic of doing the right things in the right way.

We respectfully ask for your voting support for the items described in more detail in the materials that follow.

Sincerely,

Barbara Baumann	Rick Muncrief
Independent Chair of the Board	President and CEO

DEVON ENERGY CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date 8:00 a.m. (Central Time) on June 7, 2023	Place Devon Energy Center Auditorium 333 W. Sheridan Ave., Oklahoma City, OK 73102	Record Date April 10, 2023

Meeting Agenda Stockholders will be asked to vote on the following proposals at the 2023 Annual Meeting of Stockholders (Annual Meeting):

Item		Board Recommendation

1	Election of Directors	FOR each director nominee nominated herein

2	Ratify the selection of the independent auditors for 2023	FOR

3	Approve, in an advisory vote, executive compensation	FOR

4	Approve, in an advisory vote, the frequency of the advisory vote on executive compensation	ONE YEAR

5	Approve an amendment to the Company’s Bylaws to designate the exclusive forum for the adjudication of certain legal matters	FOR

6	Approve amendments to the Company’s Certificate of Incorporation to adopt limitations on the liability of officers similar to those that already exist for Directors	FOR

7	Consider and vote upon the stockholder proposal set forth in this Proxy Statement, if properly presented at the Annual Meeting	AGAINST

Commitment Runs Deep

Your Vote Is Important

Regardless of whether or not you plan to attend the Annual Meeting, we encourage you to vote your shares of Devon Energy Corporation common stock in any of the following ways:

ONLINE Before the meeting you may vote your shares through the Internet by following the directions on your proxy card. Internet voting is available 24 hours a day. To vote online, you will need the control number located on your proxy card or Notice of Internet Availability of Proxy Materials.

PHONE Call 1-800-690-6903 from a touch-tone phone and follow the voice instructions. To vote by phone, you will need the control number located on your proxy card or Notice of Internet Availability of Proxy Materials.

MAIL If you received a proxy card by mail, you can complete, sign, and date the form and return it by mail using the postage-paid envelope included in your package.

AT THE MEETING Stockholders as of April 10, 2023, can vote at the meeting. To vote at the meeting, you will need the control number included on your proxy card or Notice of Internet Availability of Proxy Materials.

If you are a non-registered stockholder, please refer to the information forwarded by your bank, broker, or other holder of record to see which voting methods are available to you to vote in advance of the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 7, 2023:
Our 2023 Proxy Materials, including the 2023 Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2022, are available at www.proxydocs.com/dvn.

Each stockholder of record as of the close of business on April 10, 2023 (the record date) is entitled to receive notice of, attend, ask questions, and vote at the meeting. A Notice of Internet Availability or proxy card is being mailed beginning on or about April 26, 2023, to each stockholder of record as of the record date. A complete list of stockholders entitled to vote during the Annual Meeting will be available to our stockholders during ordinary business hours, for a period of 10 days prior to the Annual Meeting.

For specific information, please refer to the section “Frequently Asked Questions About the Annual Meeting” beginning on page 89.

BY ORDER OF THE BOARD OF DIRECTORS

Christopher J. Kirt Vice President Corporate Governance and Secretary Oklahoma City, Oklahoma April 26, 2023

Commitment Runs Deep

PROXY STATEMENT TABLE OF CONTENTS

COMPENSATION COMMITTEE REPORT	53
SUMMARY COMPENSATION TABLE	54
GRANTS OF PLAN-BASED AWARDS	56
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END	57
OPTION EXERCISES AND STOCK VESTED DURING 2022	58
PENSION BENEFITS	58
BENEFIT PLANS	59
Defined Benefit Plan	59
Normal Retirement	59
Defined Contribution Plan – 401(k) Plan	59
Nonqualified Deferred Compensation Plan	61
Supplemental Contribution Restoration Plans	62
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL	62
Accrued Payments Upon Termination of Employment	63
Rights Upon Termination for Death or Disability	63
Rights Upon Termination Without Cause and Constructive Discharge	63
Termination Following a Change in Control	63
Payment Conditions	64
Long-Term Incentive Awards	64
Potential Payments Upon Termination or Change in Control Tables	65
CEO PAY RATIO	68
PAY VERSUS PERFORMANCE DISCLOSURE	69
EQUITY COMPENSATION PLAN INFORMATION	74
OUR STOCKHOLDERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	75
Security Ownership of Certain Beneficial Owner	75
Security Ownership of Management	76
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	77
AGENDA ITEM 5. APPROVE AN AMENDMENT TO THE COMPANY’S BYLAWS TO DESIGNATE THE EXCLUSIVE FORUM FOR THE ADJUDICATION OF CERTAIN LEGAL MATTERS	78
AGENDA ITEM 6. APPROVE AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO ADOPT LIMITATIONS ON THE LIABILITY OF OFFICERS SIMILAR TO THOSE THAT ALREADY EXIST FOR DIRECTORS	81
AGENDA ITEM 7. STOCKHOLDER PROPOSAL	83
SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS	87
FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING	89
OTHER MATTERS	93
FORWARD-LOOKING STATEMENTS	94
APPENDIX A. EXPLANATION AND RECONCILIATION OF NON-GAAP FINANCIAL MEASURES	A-1
APPENDIX B. AMENDMENT TO THE COMPANY’S BYLAWS	B-1
APPENDIX C. AMENDMENTS TO THE COMPANY’S CERTIFICATE OF INCORPORATION	C-1

All references in this Proxy Statement to we, our, us, Devon, or the Company refer to Devon Energy Corporation.

Commitment Runs Deep

DEVON AT A GLANCE

Our Company and Assets

Based in Oklahoma City, Devon employs approximately 1,800 people across our onshore oil, natural gas liquids, and natural gas assets located in New Mexico, North Dakota, Oklahoma, Texas, and Wyoming. On January 7, 2021, our Company completed a merger of equals transaction with WPX Energy, Inc. (the Merger). The combined company continues to operate under the name Devon. The strategic combination of the companies created a leading unconventional oil producer in the United States, with an asset base underpinned by a premium acreage position in the economic core of the Delaware Basin, which is located in the most prolific geologic basin for oil in the United States.

1	Commitment Runs Deep

DEVON AT A GLANCE (cont’d)

Our Strategy

Our business strategy is focused on delivering a consistently competitive stockholder return among our peer group. Because the business of exploring for, developing, and producing oil and natural gas is capital intensive, delivering sustainable, capital efficient cash flow growth is a key tenet to our success. While our cash flow is highly dependent on volatile and uncertain commodity prices, we pursue our strategy throughout all commodity price cycles with four fundamental principles:

➢

We have a commitment to be a proven and responsible operator—We produce a valuable commodity that is fundamental to society, and we endeavor to do so in a safe, environmentally responsible, and ethical way, while striving to deliver strong returns to our stockholders.

➢

We strive to own a premier, sustainable portfolio of assets—We expect to continuously own premier assets capable of generating cash flows in excess of our capital and operating requirements, as well as competitive rates of return.

➢

We pursue superior execution—We continually work to optimize the efficiency of our capital programs and production operations. We also seek to leverage our culture of health, safety, and environmental stewardship in all aspects of our business.

➢

We seek to maintain financial strength and flexibility—Commodity prices are uncertain and volatile, so we strive to maintain a strong balance sheet, as well as adequate liquidity and financial flexibility, in order to operate competitively in all commodity price cycles.

Our Values

Because we’re guided by strong values, one of the first steps our newly merged company took in 2021 was to define the values we all share—integrity, relationships, courage, and results.

2	Commitment Runs Deep

DEVON AT A GLANCE (cont’d)

Our Environmental Performance Targets and Progress

We know that strong environmental performance is essential to protecting the communities in which we live and operate, managing risk, and generating long-term value for stakeholders. Devon has established aggressive environmental performance targets focused on reducing the carbon intensity of our operations, minimizing freshwater use, and engaging constructively with our value chain. These targets reflect our dedication and commitment to achieving meaningful emissions reductions while pursuing our ultimate goal of net zero GHG emissions for Scope 1 and 2 by 2050. We invite you to access our most recent Sustainability Report at www.devonenergy.com to evaluate our progress on the targets.

Corporate Governance Centered on Strategy, Risk-Management, and Responsible Governance Practices

Devon recognizes that high standards for corporate governance are required to promote long-term value for our investors. Our Board focuses on effective strategic decision-making and risk management practices as it oversees our business. This Proxy Statement details our corporate governance framework and profile. Below we highlight features of our Board composition:

➢

91% Independence – Ten of Devon’s 11 Director nominees qualify as independent under NYSE and SEC standards. We believe that independent board members bring fresh perspectives and diverse skills to their oversight of the Company.

➢	36% Gender Diversity – Our Board benefits from the wide range of experiences, skills, and backgrounds of our Directors. We believe that diversity is a key feature of a high-functioning board.

➢

Independent Board Chair – In January 2023, Barbara Baumann became Devon’s Board Chair. Ms. Baumann’s appointment as Board Chair continues a Devon governance practice of separating the Chair and CEO roles.

➢	Average Tenure 5-6 Years – Our Board nominees have an average tenure on the Board of 5.4 years, which provides a balance of fresh viewpoints and experience in overseeing the Company.

➢

Skills and Competencies – Our Director nominees have skills and competencies that are highly relevant for a company with Devon’s profile. Our Board has significant leadership experience in key areas for an energy company.

Other Recent Actions

In 2022, Devon joined the Oil and Gas Methane Partnership 2.0 (OGMP 2.0), a multi-stakeholder partnership to improve the accuracy and transparency of methane emissions reporting in the oil and gas sector. Devon is also a founding sponsor of the GTI Veritas initiative that seeks to demonstrate verifiable methane emissions reductions in a consistent, credible, and transparent way.

Recognition

#1 #1	INTHE OIL AND GAS INDUSTRY INTHE OIL AND GAS INDUSTRY FORWORKERS

Additional Reporting

We invite you to review our most recent Sustainability Report, Climate Change Assessment Report, Political Activity and Lobbying Report, and other reports and documents available on our website: www.devonenergy.com.

3	Commitment Runs Deep

OUR BOARD

WHO WE ARE

Our Nominees for Election

BARBARA M. BAUMANN	Chair of the Board Age: 67 Director Since: 2014 Committees • Chair, Dividend • Audit (2014-2023) • Governance, Environmental, and Public Policy (2014-2023)

Principal occupation or employment

•  President and Owner, Cross Creek Energy Corporation

Certain other directorships

•  National Fuel Gas Company. Serves on the audit and financing committees

•  Putnam Mutual Funds (vice chair, independent board of trustees)

•  First Reserve Corporation (senior advisor)

•  Previously served on the board of Buckeye Partners, L.P.

Barbara M. Baumann joined the Board in January 2014 and was appointed Board Chair in January 2023. She is president of Cross Creek Energy Corp., an energy advisory firm with investments in domestic oil and natural gas. She is currently on the board of National Fuel Gas Company and serves on the audit and financing committees. Baumann is a senior advisor for First Reserve Corp., a private equity firm focused on energy, and she serves as vice chair of the independent board of trustees of the Putnam Mutual Funds. Previously, Baumann served in various areas of finance and operations during an 18-year career with Amoco (later BP Amoco). Those roles included chief financial officer of Ecova Corp., Amoco’s wholly owned environmental-remediation unit, and vice president of Amoco’s San Juan Basin business unit. She earned a bachelor’s degree from Mount Holyoke College and a master’s in business administration from the Wharton School of the University of Pennsylvania.

Ms. Baumann brings to the Board her extensive knowledge of financial matters and the energy industry and her experience as an accomplished leader and business professional. Her insights on investor dynamics deepen our Board’s understanding on ESG-related initiatives.

Please refer to the Director Skills and Experience Matrix on page 10 for more information.

JOHN E. BETHANCOURT	Age: 71 Director Since: 2014 Committees • Chair, Reserves • Compensation • Governance, Environmental, and Public Policy (2014-2018)

Principal occupation or employment

•  Former Executive Vice President for Technology and Services, Chevron

Certain other directorships

•  Previously served on the board of trustees of the Texas A&M Foundation

•  Past director of the Society of Petroleum Engineers

•  Former director of the National Action Council for Minorities in Engineering, Inc.

John E. Bethancourt joined the Board in January 2014. He is a retired Chevron executive, serving most recently as executive vice president for technology and services, where he oversaw Chevron’s environmental, health and safety efforts, major project management, procurement and mining operations. Bethancourt began his career with Getty Oil Co. in 1974 and joined Texaco Inc. through a 1984 merger. He earned a bachelor’s degree in petroleum engineering from Texas A&M University.

Mr. Bethancourt is an experienced and accomplished leader. His broad competencies in matters impacting the energy industry strengthen the collective capabilities of the Board. His experience in areas relating to human resources, environmental matters, and energy-related infrastructure has provided valuable perspectives for the Board.

Please refer to the Director Skills and Experience Matrix on page 10 for more information.

4	Commitment Runs Deep

WHO WE ARE (cont’d)

ANN G. FOX	Age: 46 Director Since: 2019 Committees • Compensation • Governance, Environmental, and Public Policy

Principal occupation or employment

•  President and Chief Executive Officer, Nine Energy Service, Inc.

Certain other directorships

•  Nine Energy Service, Inc.

•  American Petroleum Institute

•  Baker Institute (board of advisors)

•  Groton School

Ann G. Fox joined the board of directors in June 2019. She is president, chief executive officer, and a board member of Nine Energy Service, Inc. (Nine), a Houston-based oilfield services company. Fox joined Nine in 2013 and previously served as chief financial officer and vice president of strategic development. Prior to joining Nine, she worked for SCF Partners, a private-equity firm supporting the oilfield services and equipment industries. Fox also has experience as an investment banking analyst and as a Marine, where she served several tours of duty in Iraq on a team that reported directly to Gen. David Petraeus. She received a bachelor’s degree in diplomacy and security in world affairs from Georgetown University and a master’s in business administration from Harvard University. Fox currently serves on the board of the American Petroleum Institute, the board of advisors of Rice University’s Baker Institute, and the board of trustees of Groton School.

Ms. Fox brings to the Board her significant and unique career experiences, knowledge of the energy industry and capital markets, and perspective as a leader. Her recognition of upstream business and operational developments contributes to the Board’s overall performance.

Please refer to the Director Skills and Experience Matrix on page 10 for more information.

GENNIFER F. KELLY	Age: 50 Director Since: 2023 Committees • Audit • Reserves

Principal occupation or employment

•  Former Chief Operating Officer and SVP of Western Midstream Partners

Certain other directorships

•  Delek Logistics Partners, L. P. Serves on the conflicts, EHS, and technology committees

•  Lone Star College Foundation. Serves on the audit committee

Gennifer Kelly joined the board of directors in January 2023. She is currently on the board of Delek Logistics, where she serves as chair of the technology committee and as a member of the conflicts and environmental, health and safety committees. Kelly has 25 years of oil and gas industry experience in both upstream and midstream sectors. She previously held the role of chief operating officer and SVP of Western Midstream Partners and vice president of marketing for Anadarko Petroleum Corporation. Prior to her role at Western Midstream, Kelly led operations transformation efforts, as well as strategic planning, portfolio management, and asset management teams for Anadarko. She holds a master’s degree in business administration and a bachelor’s degree in petroleum engineering from Louisiana State University.

Ms. Kelly brings to the Board her extensive knowledge of the energy industry, including strategic and regulatory matters. She is an experienced executive who has led significant corporate transformational efforts. She has a broad understanding of key matters considered by boards of directors of energy companies.

Please refer to the Director Skills and Experience Matrix on page 10 for more information.

5	Commitment Runs Deep

WHO WE ARE (cont’d)

KELT KINDICK	Age: 68 Director Since: 2021 Committees • Chair, Governance, Environmental, and Public Policy • Compensation • Audit (2021-2023) • Dividend (2021-2023) • Lead Director (2021-2023)

Principal occupation or employment

•  Advisory Partner at Bain & Company (formerly Chief Financial Officer and Partner)

Certain other directorships

•  Previously served on WPX’s board of directors, including as lead director and chairman of its nominating, governance, environmental and public policy committee

•  Previously served on The Advisory Board Company’s board until its acquisition in 2017

Kelt Kindick joined the board of directors in January 2021 following Devon’s merger with WPX. Kindick became a member of WPX’s board of directors in 2013. In December 2012, Kindick retired from Bain & Company Inc., a management consulting firm, serving most recently as chief financial officer and partner. He joined Bain & Company in 1980, was elected partner in 1986, served as managing director of the firm’s Boston office from 1991 to 1996, and as chairman of the firm’s executive committee from 1998 to 1999. Kindick also served as chief financial officer of the Commonwealth of Massachusetts from 2003 to 2004. He received a bachelor’s degree from Franklin & Marshall College and a master’s in business administration from Harvard Business School.

Mr. Kindick brings to the Board his experience in strategic roles across a broad range of industries and in the public sector. His insights on governance, finance and other key strategic matters enhances Board discussions.

Please refer to the Director Skills and Experience Matrix on page 10 for more information.

JOHN KRENICKI JR.	Age: 60 Director Since: 2018 Committees • Audit • Reserves • Compensation (2018-2021) • Governance, Environmental, and Public Policy (2018-2021)

Principal occupation or employment

•  Vice Chairman at Clayton, Dubilier & Rice, LLC (CD&R)

Certain other directorships

•  Non-executive chairman of Brand Industrial Holdings, Inc., Artera Services, and Wilsonart International Holdings LLC., which are privately held entities controlled by CD&R

•  Non-executive chairman of Cornerstone Building Brands, Inc., which was taken private in a transaction with CD&R in 2022

John Krenicki Jr. joined the board of directors in June 2018. He is vice chairman at the private-equity investment firm CD&R and is chairman of four privately held entities controlled or jointly controlled by CD&R. Previously, Krenicki built a 29-year career at General Electric Co., where he served as vice chairman as well as president and CEO of GE Energy, among other executive positions. He has a master’s degree in management from Purdue University and a bachelor’s degree in mechanical engineering from the University of Connecticut. He also is a member of the National Petroleum Council.

Mr. Krenicki brings to the Board his extensive knowledge of the overall value chain in the energy industry and his experience as an executive, leader, and owner of a range of enterprises. His recognition of market dynamics and entrepreneurial change deepens the capabilities of the Board.

Please refer to the Director Skills and Experience Matrix on page 10 for more information.

6	Commitment Runs Deep

WHO WE ARE (cont’d)

KARL F. KURZ	Age: 61 Director Since: 2021 Committees • Compensation • Governance, Environmental, and Public Policy • Reserves

Principal occupation or employment

•  Former Managing Director of CCMP Capital Advisors LLC and Chief Operating Officer of Anadarko Petroleum Corporation

Certain other directorships

•  American Water Works Company, Inc. Serves as non- executive chairman

•  Texas Pacific Land Corporation. Serves on the compensation committee

•  Previously served on WPX’s board of directors and its audit committee

•  Previously served on the board of SemGroup Corporation

Karl F. Kurz joined the board of directors in January 2021 following Devon’s merger with WPX. Kurz became a member of WPX’s board of directors in 2014. He currently serves as non-executive chairman of American Water Works Company, Inc. Kurz is also on the board of Texas Pacific Land Corporation, where he serves on the compensation committee. Previously, from 2009 until his retirement in 2012, Kurz served as managing director, co-head of the energy group and member of the investment committee at CCMP Capital Advisors LLC, a leading global private equity firm focused on energy investments. Prior to joining CCMP, he spent nine years with Anadarko Petroleum Corporation, most recently serving as chief operating officer responsible for overseeing the company’s global exploration and production, marketing, midstream, land, technology, and service businesses. Kurz holds a bachelor’s of science, magna cum laude, in petroleum engineering from Texas A&M University, and he is a graduate of Harvard Business School’s Advanced Management Program.

Mr. Kurz brings to the Board his significant experience in the energy industry and expertise in petroleum engineering. He has served in leadership positions and provides candid perspectives on the Company and the industry.

Please refer to the Director Skills and Experience Matrix on page 10 for more information.

MICHAEL N. MEARS	Age: 60 Director Since: 2023 Committees • Audit • Governance, Environmental, and Public Policy

Principal occupation or employment

•  Former Chairman, President and CEO of Magellan Midstream Partners

Certain other directorships

•  Sempra Energy. Serves on the corporate governance and safety, sustainability and technology committees

•  Previously served on Magellan Midstream Partners’ board until his retirement in 2022

Michael Mears joined the board of directors in January 2023. He is currently on the board of Sempra where he serves on the corporate governance and safety, sustainability and technology committees. Mears was the chairman, president and CEO of Magellan Midstream Partners from 2011 until his retirement in April 2022. He joined Magellan Midstream Partners in 2002 when the company was formed and was the company’s chief operating officer from 2008 to 2011. Prior to Magellan, Mears worked in a range of management positions for its predecessor company, Williams Pipeline Co. He holds a bachelor’s degree in chemical and petroleum refining engineering from the Colorado School of Mines.

Mr. Mears has significant leadership experience in the energy industry. As a former chief executive officer of a large corporation, he is able to provide perspectives on a broad range of issues that are important for a corporation with Devon’s scale and operations. His background in marketing and energy-related infrastructure adds valuable perspectives to the Board.

Please refer to the Director Skills and Experience Matrix on page 10 for more information.

7	Commitment Runs Deep

WHO WE ARE (cont’d)

ROBERT A. MOSBACHER, JR.	Age: 71 Director Since: 2009 Committees • Chair, Compensation • Governance, Environmental, and Public Policy • Reserves (2019-2021) • Lead Director (2015-2019)

Principal occupation or employment

•  Chairman of Mosbacher Energy Company

Certain other directorships

•  Center for Global Development

•  Previously served as a director of Calpine Corporation from 2009 until the company was acquired in 2018

•  Previously served as a member of Devon’s Board from 1999 until 2005

Robert A. Mosbacher, Jr. was appointed to the board of directors in April 2009. Mosbacher previously served as a member of the board from 1999 until 2005, at which time he resigned to accept an appointment by the Bush administration to serve as president and chief executive officer of the Overseas Private Investment Corp., an independent agency of the U.S. government that supports private capital investment in emerging markets around the world. He is chairman of Mosbacher Energy Co., an independent oil and gas exploration and production company. He is chair of the Development Advisory Council for the U.S. International Development Finance Corporation, which supports investment in the developing world. Mosbacher also currently serves on the board of the National Archives Foundation. He has a bachelor’s degree in political science from Georgetown University and a law degree from Southern Methodist University.

Mr. Mosbacher brings to the Board his leadership experience in the energy industry, as well as in state and federal government. His strategic mindset and broad understanding of the Company provides important perspectives for the Board.

Please refer to the Director Skills and Experience Matrix on page 10 for more information.

RICHARD E. MUNCRIEF	Age: 64 Director Since: 2021 Committees • Dividend

Principal occupation or employment

•  President and Chief Executive Officer, Devon Energy Corporation

Certain other directorships

•  Williams Companies, Inc. Serves on compensation and management development and environmental, health, and safety committees

•  American Petroleum Institute (board of directors and the executive committee)

•  American Exploration & Production Council (board of directors and the executive committee)

•  Previously served as chairman of WPX’s board of directors

Richard E. Muncrief was appointed to the board of directors and elected president and chief executive officer of the company in January 2021 following Devon’s merger with WPX. Muncrief previously served as chief executive officer and chairman of the board of WPX. He became a member of WPX’s board of directors in 2014. Prior to joining WPX, he served as senior vice president, operations and resource development of Continental Resources, Inc. Muncrief was earlier employed from August 2008 through May 2009 by Resource Production Company where he served as corporate business manager. From September 2007 to August 2008 he served as president, chief operating officer, and as a director of Quest Midstream Partners, LP. From 1980 to 2007, he served in various managerial capacities with ConocoPhillips and its predecessor companies, Burlington Resources, Meridian Oil, and El Paso Exploration. Muncrief holds a bachelor’s of science in petroleum engineering technology from Oklahoma State University, where he has also been recognized as a distinguished alumnus and is a member of the College of Engineering, Architecture & Technology Hall of Fame. He is currently on the board of directors of Williams Companies and serves on the compensation and management development committee and the environmental, health, and safety committee. Muncrief also serves on the board of directors and the executive committee of the American Petroleum Institute. He is a past chairman and currently serves on the board of directors and the executive committee of the American Exploration & Production Council.

Mr. Muncrief is a proven leader in the energy industry. His understanding of WPX’s and the post-Merger combined Company’s operations and assets provide valuable Board-level perspective.

Please refer to the Director Skills and Experience Matrix on page 10 for more information.

8	Commitment Runs Deep

WHO WE ARE (cont’d)

VALERIE M. WILLIAMS	Age: 66 Director Since: 2021 Committees • Chair, Audit • Reserves

Principal occupation or employment

•  Former Southwest Region Assurance Managing Partner at Ernst & Young LLP

Certain other directorships

•  Omnicom Group, Inc. Serves on the audit and finance committees

•  DTE Energy. Serves on the corporate governance committee and audit committee (chair)

•  Franklin Templeton Funds (independent board of trustees)

•  Previously served on WPX’s board of directors and its audit committee

Valerie M. Williams joined the board of directors in January 2021 following Devon’s merger with WPX. Williams became a member of WPX’s board of directors in 2018. Williams is a member of the board of directors of Omnicom Group, Inc., a global advertising and public relations firm, where she serves on the audit and finance committees. She is also a member of the board of directors of DTE Energy, an electric and natural gas utility, where she serves as chair of the audit committee and as a member of the corporate governance committee. Williams is also a member of the independent board of trustees of Franklin Templeton funds. Williams began her career with Ernst & Young LLP in 1981 and has over 35 years of audit and public accounting experience serving numerous global companies. Prior to her retirement in 2016, Williams most recently served as the firm’s southwest region assurance managing partner, a position she assumed in 2006. She held several senior leadership positions at Ernst & Young and also served on several strategic committees, including the firm’s partner advisory council, inclusiveness council, audit innovation task force and the diversity task force. She received a bachelor’s degree from the University of North Texas and a master’s in business administration from the University of Houston.

Ms. Williams brings to the Board her extensive experience as a certified public accountant, including 35 years at a premier accounting firm serving clients in the energy and technology sectors. She has strong leadership skills and experience with accounting and financial reporting matters at complex organizations. She has been designated an “audit committee financial expert” by Devon’s Board.

Please refer to the Director Skills and Experience Matrix on page 10 for more information.

9	Commitment Runs Deep

WHO WE ARE (cont’d)

Director Skills and Experience

The Board is committed to maintaining a diverse and inclusive membership with varying experience, characteristics, and expertise that align with our business strategy. Our Director nominees, individually and as a group, have skills and experiences that are highly relevant for an upstream energy company like Devon. Fundamental skills and experiences of our Board nominees include strengths in the areas of:

•  Prior service in senior leadership at a substantial business enterprise;

•  Experience with operations, development, or other principal functions of an energy company;

•  Effective communication skills, especially concerning strategy and analytical decision-making;

•  Acumen in the area of financial statements, cash flows, and other financial and accounting matters; and

•  Prior service on the board of a public company.

The matrix below provides a summary of the background and certain other key skills and experiences of our Director nominees.

Director Nominees	Baumann	Bethancourt	Fox	Kelly	Kindick	Krenicki	Kurz	Mears	Mosbacher	Muncrief	Williams
Age	67	71	46	50	68	60	61	60	71	64	66
Diversity	▲		▲	▲							▲
Key Skills and Experience

Human Capital Mgt./Comp.	●	●	●	●	●	●	●	●	●	●	●

Engineering Education/Experience		●		●		●	●	●		●

Finance/Capital Allocation	●	●	●	●	●	●	●	●	●	●	●

Regulatory/Policy Matters			●	●	●	●	●	●	●	●

Technology or Cybersecurity		●		●		●

Environmental Matters	●	●	●	●			●		●	●

Corp. Governance/Risk Mgt.	●	●	●	●	●	●	●	●	●	●	●

Investment Management/Stewardship	●		●		●	●	●				●

Marketing/Energy-Related Infrastructure	●	●		●		●	●	●	●	●	●

▲ = All four Directors are women. Ms. Williams is Black/African American.

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WHO WE ARE (cont’d)

Tenure* The tenure of our Director nominees reflects a balance of experience and fresh perspectives. *Tenure calculated as of the date of this Proxy Statement.	Diversity Our Director nominees voluntarily self-disclose their race, ethnicity, and gender. The aggregate of these disclosures is reflected in the diversity representation shown below.

Independence* Ten of Devon’s 11 Director nominees qualify as independent under NYSE standards and SEC regulations. *Independence reflected as of the date of this Proxy Statement.

Recent Board Appointments and Selection Process

In early January 2023, the Board appointed Michael N. Mears and Gennifer F. Kelly to the Board. These appointments culminated a process that spanned several months and encompassed the steps described below.

Review the Mix of Skills, Experience, and Characteristics of the Board in Light of Potential Departures

At their meetings in June, Devon’s Board and Board Committees typically conduct self-evaluations and plan for the upcoming twelve months leading up to Devon’s next Annual Meeting. This evaluation considers the composition of the Board in relation to the strategic plan of the Company and other areas that are critical for the performance of the Board’s responsibilities. In June 2022, the Board identified likely near-term departures from the Board and asked the Governance, Environmental, and Public Policy (GEPP) Committee to begin a process to identify potential new Board members targeting certain skills, experience, and characteristics. Among other skills and competencies, the Board sought expertise in upstream oil and gas activities as well as energy infrastructure, particularly in light of potential Director retirements.

Identify Board Candidates and Establish Resources to Assist in Search Process

With Board searches, the GEPP Committee utilizes the expertise of a third-party search firm and considers potential candidates identified by other sources (e.g., other organizations that develop Board talent; referrals from stockholders, Directors, and management). Devon’s Corporate Governance Guidelines describe key

11	Commitment Runs Deep

WHO WE ARE (cont’d)

aspects of Devon’s Board recruitment. Baseline qualifications for a Board member include integrity and accountability, ability to exercise informed judgement, peer respect, and high performance standards. As with all of our Board searches, the GEPP Committee has a “Rooney Rule” policy under which it seeks to include and requires any search firm that it engages to endeavor to include, women and minority candidates in the pool from which the GEPP Committee selects potential Director candidates.

Undertake In-Depth Review of Potential Board Candidates

The GEPP Committee conducts a fulsome review of many potential Board candidates. From this initial screening, a preliminary group of potential candidates is identified, which leads to additional diligence on the candidates. The background of the candidates is reviewed for potential conflicts of interest. The Chair of the GEPP Committee and other Directors often meet with the candidates. The Chair of the GEPP Committee keeps the Board apprised of the status of the process.

Focus Search and Perform Final Review

Candidates interview with the Board. The interviews often occur in an in-person, small-group setting. The Board meets in executive session – with and without management Directors present – to discuss the candidates, arrive at a consensus on potential appointments, and consider potential Committee assignments for the candidates. A more rigorous diligence process is performed, including background checks, reference checks, and independence and related party transaction evaluation.

Finalize Decision and Make Appointments

The GEPP Committee reviews the results of final diligence on candidates, recommends appointments to the Board, and arrives at preliminary independence determinations and proposed Board Committee assignments for the candidates. The Board meets to review the GEPP Committee’s recommendation, approves the appointments, and takes other actions associated with appointments.

Director Orientation and Continuing Education

New Director Orientation

Directors participate in orientation sessions as they join Devon’s Board. The sessions customarily involve providing written background materials on the Company that address business strategy, operations, performance, and corporate governance, as well as key functions at the Company such as finance, business development, human resources, EHS/ESG, marketing, supply chain, and legal and regulatory. Members of our executive leadership team meet with new Directors in a setting that provides an opportunity for open discussion. Other Directors often attend these sessions. The orientation sessions are tailored to the background and experience of the new Director.

Shortly after their appointment to the Board in January, Michael Mears and Gennifer Kelly participated in an orientation session at our corporate offices in Oklahoma City. Over a two-day period, Mr. Mears and Ms. Kelly met with our executive leadership team and other senior executives, as well as our Board Chair.

Director Continuing Education and Related Resources

Board and Board Committee meetings serve as a critical avenue for our Directors to further their knowledge of topics impacting their core responsibilities as Directors. On-going dialogue between the Board and our executives guides the content of updates that the Board receives on a range of topics. Executives and subject

12	Commitment Runs Deep

WHO WE ARE (cont’d)

matter experts (both within and outside the Company) regularly present to the Board and often engage with the Board between meetings on emerging matters for the Company and the industry in general. Materials provided in advance of Board and Board Committee meetings also customarily include resources addressing emerging topics.

Directors are encouraged to explore additional resources to stay informed of developments relating to their responsibilities. The Company provides access to respected organizations and programs for maintaining board knowledge and skills and periodically sends Directors a compendium of third-party resources that includes overviews of board and board committee best practices, emerging issues, and educational programs. The Board also from time-to-time identifies areas for continuing education, which has resulted in the Company covering the expenses associated with Director participation in continuing education programs.

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AGENDA ITEM 1.

ELECTION OF DIRECTORS

Our Board has nominated 11 directors for election at the Annual Meeting. Each Director will serve for a term ending at the next Annual Meeting and until his or her successor is duly elected and qualified, subject to such Director’s earlier death, disqualification, resignation, or removal. All nominees are currently Devon Directors.

Within each nominee’s biography and the matrix above, we have highlighted the notable skills and qualifications that contributed to his or her selection as a nominee to our Board.

We have no reason to believe that any of the nominees for Director will be unable to serve if elected. However, if any of these nominees becomes unavailable, the persons named in the proxy intend to vote for any alternate designated by the current Board. Proxies cannot be voted for a greater number of persons than the nominees named.

Our Board of Directors recommends that stockholders vote

“FOR” the election of the director nominees listed above.

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HOW WE ARE SELECTED, COMPRISED, AND EVALUATED

GOVERNANCE, ENVIRONMENTAL, AND PUBLIC POLICY COMMITTEE REPORT

The GEPP Committee is currently comprised of five independent Directors and operates under a written charter approved by the Board. The GEPP Committee Charter and the other documents referenced in this report may be viewed at www.devonenergy.com. Below is a summary of key features of our corporate governance framework, including our approach to Board nominations.

Corporate Governance

The GEPP Committee plays a leadership role in shaping the Company’s corporate governance. It reviews the Company’s corporate governance practices along with best practices followed by other companies to maintain a corporate governance framework for the Company that is effective and functional and that addresses the interests of the Company’s stakeholders.

Highlights of Our Corporate Governance Framework	Principal Documents for Our Corporate Governance Standards

•  Annual election of Directors

•  Majority voting in uncontested elections

•  Independent Lead Director in the event the Chair of the Board is not independent

•  Executive sessions of independent Directors

•  Stockholder right to call a special meeting

•  Proxy access right

•  Board participation in succession planning

•  Corporate Governance Guidelines

•  Charters for each of the Board’s Committees

•  Code of Business Conduct and Ethics for all Directors, officers, and employees

•  Code of Ethics for the Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer

Board of Director Nominations

The GEPP Committee is responsible for nominating qualified candidates to serve on the Board and reviewing their qualifications with the Board, taking into account the composition and skills of the entire Board and specifically ensuring a sufficient number of the members of the Board are financially literate.

In alignment with the Board’s philosophy, the GEPP Committee assures that a diverse group of qualified candidates is in the pool from which the nominees for the Board are chosen. The GEPP Committee may, at its discretion, seek third-party resources to assist in the process and make final director candidate recommendations to the Board. The Board considered the experience, qualifications, attributes, and skills of each of the nominees for Director at the 2023 Annual Meeting. Our Corporate Governance Guidelines outline certain foundational qualifications for our nominees, as well as certain expectations of our Directors upon their election to the Board.

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GOVERNANCE, ENVIRONMENTAL, AND PUBLIC POLICY COMMITTEE REPORT (cont’d)

Qualifications of Our Directors	Expectations of Our Directors

• Integrity and accountability • Informed judgment • Peer respect • High performance standards

•  Mandatory retirement at the Annual Meeting immediately following the 74th birthday of a Director

•  Ownership of Devon common stock equal to five times the Director’s annual retainer to be reached by the end of a five-year period after election along with a holding requirement for those who have yet to meet the ownership requirement

•  Recommendation that a Director not serve on more than three public company boards in addition to serving on the Company’s Board

•  Approval of the GEPP Committee to serve as a director, officer, or employee of a competitor of the Company

•  Requirement that a Director advise the Chair of the Board and the Chair of the GEPP Committee in advance of accepting any invitation to serve on other public company boards or any assignment to the audit or compensation committees of the board of any public company of which such Director is a member

•  Requirement that a Director promptly advise the Chair of the Board and the Chair of the GEPP Committee upon accepting service on private or non-profit boards

The GEPP Committee considers nominees recommended by stockholders and gives appropriate consideration in the same manner as given to other nominees. Stockholders who wish to submit recommendations for director nominees for election at our 2024 Annual Meeting of Stockholders may do so by submitting such nominee’s name in writing, in compliance with the procedures required by our Bylaws, to the Governance, Environmental, and Public Policy Committee of the Board of Directors, Attention: Chair of the GEPP Committee, c/o Office of the Corporate Secretary, Devon Energy Corporation, 333 W. Sheridan Avenue, Oklahoma City, Oklahoma 73102. Such a recommendation must be received between February 8, 2024 and March 9, 2024, in order to be considered a timely notice. The stockholder’s notice must contain, among other things:

•

all information that is required to be disclosed with respect to such person being nominated pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a Director, if elected;

•	the name and address of the stockholder giving the notice and the beneficial owner;

•	the class and number of shares of our stock that are owned beneficially and of record by the stockholder giving the notice and the beneficial owner;

•	whether and the extent to which any hedging or other similar transaction has been entered into by or on behalf of the stockholder or beneficial owner;

•	a description of all arrangements or understandings between the stockholder giving the notice and any other person or persons (including their names) in connection with the nomination;

•	a representation that the stockholder intends to appear in person or by proxy at the 2024 Annual Meeting to bring such business before the meeting; and

•	an undertaking by the stockholder giving the notice to update the information required to be included in the notice.

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GOVERNANCE, ENVIRONMENTAL, AND PUBLIC POLICY COMMITTEE REPORT (cont’d)

With the Company’s fundamental corporate governance practices firmly in place and regularly evaluated, the GEPP Committee is prepared to respond quickly to new regulatory requirements and emerging best practices. The GEPP Committee intends to continue to require an annual evaluation of the effectiveness of the Board and its Committees to enable the Company to maintain corporate governance best practices.

Governance, Environmental, and Public Policy Committee

Kelt Kindick, Chair	Ann G. Fox	Karl F. Kurz	Michael N. Mears	Robert A. Mosbacher, Jr.

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HOW WE ARE GOVERNED AND GOVERN

Committees

During 2022, the Board had four standing Committees: Audit, Compensation, GEPP, and Reserves. The Charters for our Committees are available on the Company’s website, www.devonenergy.com. Below we reflect each Committee’s current membership, core duties and responsibilities, recent activities, and key focus areas.

	Baumann [1]	Bethancourt	Fox	Kelly	Kindick	Krenicki	Kurz	Mears	Mosbacher	Muncrief [1]	Williams [2]

Audit				✓		✓		✓

Compensation [3]		✓	✓		✓		✓

GEPP			✓				✓	✓	✓

Reserves [3]				✓		✓	✓				✓

Committee Chair

[1]

Dividend Committee member. The Board maintains a dividend committee to assist with the declaration and payment of dividends on Devon’s common stock in accordance with the dividend policy of the Company.

[2]	Audit committee financial expert.

[3]	Duane Radtke is a member of the Compensation and Reserves Committees. He is retiring from the Board at the Annual Meeting.

Audit Committee

•	Monitors the integrity of the Company’s financial statements and reporting system;

•	Oversees the Company’s compliance with legal and regulatory requirements;

•	Appoints the independent auditors and monitors their performance, qualifications, and independence;

•	Oversees the Company’s internal audit function and reviews significant internal audit findings and management’s actions to address those findings;

•	Reviews the Company’s financial and cybersecurity risk exposures and the steps management has taken to monitor and control such exposure; and

•	Monitors the business practices and ethical standards of the Company.

RECENT ACTIVITIES AND KEY FOCUS AREAS

•  Reviewed and discussed the audit results prior to the filing of Devon’s 10-K for fiscal year-end 2022 and met with the independent auditors concerning the results;

•  Reviewed and discussed the earnings materials and periodic reports for each quarter of the year;

•  Received reports and interacted with management about legal, regulatory, and tax matters, cybersecurity, environmental, social, and governance (ESG) matters, and other topical issues such as the SEC’s proposed climate-disclosures rule; and

•  Met in executive session on a regular basis with the independent auditors and Devon personnel responsible for the Company’s internal audit function, financial reporting, and legal and regulatory compliance.

Number of Meetings held in 2022: 8

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HOW WE ARE GOVERNED AND GOVERN (cont’d)

Compensation Committee

•	Reviews and approves the Company’s compensation philosophy and strategy;

•	Directs management to administer the annual compensation process in accordance with the stated compensation strategy of the Company and any requirements of the appropriate regulatory bodies;

•	Reviews and approves the Company’s employee benefit and incentive programs;

•	Annually reviews and determines total compensation for each management Director;

•	Reviews and approves total compensation for the Company’s executive officers;

•	Reviews with the President and CEO and advises the Board with regard to executive officer succession planning;

•	Evaluates and recommends compensation or revisions to compensation for members of the Board; and

•	Assesses and considers the independence of any advisor that provides advice to the Compensation Committee.

RECENT ACTIVITIES AND KEY FOCUS AREAS

•  Reviewed and approved the peer group used and approved in executive pay considerations and evaluated the Company’s performance on pre-set metrics to determine the 2022 bonus pool;

•  Analyzed financial, ESG, and other metrics used in the incentive programs of energy companies; and

•  Met separately and with the GEPP Committee in order to review and discuss with management Devon’s DEI metrics, including strategy and actions for improving Devon’s workforce DEI.

Number of Meetings held in 2022: 9

Governance, Environmental, and Public Policy (GEPP) Committee

•	Identifies and recommends qualified individuals to become Board members;

•	Evaluates and recommends nominees for election as directors at the annual stockholders’ meetings or for appointment between annual stockholders’ meetings;

•	Develops, recommends, and reviews corporate governance guidelines for the Company;

•	Reviews the Company’s policies and performance relating to the Company’s environmental, health, and safety efforts, and the Company’s approach to social responsibility;

•	Reviews the Company’s performance and stakeholder engagement on key ESG matters;

•	Advises the Board and management on significant public policy issues that are pertinent to the Company and its stakeholders; and

•	Oversees management in setting strategy, establishing goals, and integrating sustainability into strategic and tactical business activities across the Company to create long-term stockholder value.

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HOW WE ARE GOVERNED AND GOVERN (cont’d)

RECENT ACTIVITIES AND KEY FOCUS AREAS

•  Oversaw the Director succession process that culminated in the appointment of Gennifer Kelly and Michael Mears to the Board in January 2023;

•  Reviewed Devon’s performance on, and tactics for meeting, the Company’s environmental targets announced in June 2021;

•  Received updates on policy matters impacting (or potentially impacting) Devon and discussed Devon’s and its trade associations’ engagement on such matters;

•  Received Devon’s ESG reporting prior to publication, including Devon’s 2022 Sustainability Report, and engaged with management on the content of such reporting; and

•  With the Compensation Committee, reviewed and discussed with management Devon’s DEI metrics, as well as strategy and actions for improving Devon’s workforce DEI.

Number of Meetings held in 2022: 7

Reserves Committee

•	Oversees an annual review and evaluation of the Company’s consolidated oil, natural gas, and natural gas liquids reserves;

•	Oversees the integrity of the Company’s reserves evaluation and reporting system;

•	Assesses the reserves disclosure for the Company’s compliance with legal and regulatory requirements related to its oil, natural gas, and natural gas liquids reserves;

•	Reviews the qualifications and independence of the Company’s independent engineering consultants;

•	Monitors the performance of the Company’s independent engineering consultants; and

•	Monitors and evaluates the Company’s business practices and standards in relation to the preparation and disclosure of its oil, natural gas, and natural gas liquids reserves.

RECENT ACTIVITIES AND KEY FOCUS AREAS

•  Oversaw a comprehensive review of the capabilities, experience, and quality of independent engineering consultants for purposes of selecting an independent engineering consultant for the year-end reserves evaluation, which culminated in the selection of a new independent engineering consultant for the Company for 2022;

•  Met to review and discuss the reserves evaluation results prior to the filing of Devon’s 10-K for fiscal year-end 2022; and

•  Discussed Devon’s policies and approaches for booking and valuing reserves.

Number of Meetings held in 2022: 3

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HOW WE ARE GOVERNED AND GOVERN (cont’d)

Our Board met ten times in 2022. All Directors attended at least 93% of the total meetings of the Board and the respective Committees on which they served.

All Directors are expected to attend the Annual Meeting of Stockholders unless there are extenuating circumstances. All of our then-current Directors attended our 2022 Annual Meeting of Stockholders.

Copies of the following governance documents are available at www.devonenergy.com and in print to any stockholder upon request:

• Certificate of Incorporation; • Bylaws; • Corporate Governance Guidelines; • Code of Business Conduct and Ethics; and • Code of Ethics for CEO, CFO, and CAO.

Amendments to and waivers from any provision of the Code of Ethics for the CEO, CFO, and CAO will be posted on our website.

Director Independence

Relevant Independence Standard

The Company’s Corporate Governance Guidelines provide that a majority of the Board members must qualify as “independent” Directors in accordance with the listing standards of the New York Stock Exchange (“NYSE”) and the related disclosure requirements in the Securities and Exchange Commission (the “SEC”) Regulation S-K, Item 407(a). Additionally, (i) all of the members of the Audit Committee, the Compensation Committee, the GEPP Committee, and the Reserves Committee and (ii) at least one of the members of the Dividend Committee must be Directors determined by the Board to be independent according to applicable standards relating to board committee membership, including as set forth in the listing and other relevant standards for the Committee, Corporate Governance Guidelines, and relevant Committee Charters.

Board Diligence Process

In assessing independence, the Board reviews whether a Director has any material relationships with Devon or any of its subsidiaries. This review considers direct and indirect relationships of a Director and any member of the Director’s immediate family, including, as relevant, such Director’s or family member’s status as a partner, shareholder, or officer of an organization that has a relationship with Devon or any of its subsidiaries. The Board also takes into account other facts and circumstances that the Board deems relevant.

Independence Determinations

Based on its review and applicable standards, the Board has affirmatively determined that (i) each of the current Directors, with the exception of Richard E. Muncrief, is an independent Director and (ii) each member of the Audit Committee, Compensation Committee, GEPP Committee, and Reserves Committee, and at least one of the members of the Dividend Committee (Barbara M. Baumann), is independent. As a result of these determinations, 11 of the Board’s 12 current Directors and 10 of the Board’s 11 Director nominees are independent.

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HOW WE ARE GOVERNED AND GOVERN (cont’d)

Relationships Considered

Pursuant to SEC regulations, for each director and nominee for director that is identified as independent, a company’s proxy statement must describe, by specific category or type, any transactions, relationships, or arrangements not disclosed as a related person transaction that were considered by a company’s board of directors under the applicable independence definitions in determining that the director is independent.

The Board considered the following relationships in making its determination that all Directors (including the Director nominees), other than Mr. Muncrief, are independent. In each case, the transactions identified are routine, ordinary course transactions in which the relevant Director had no personal involvement and derived no direct personal benefit.

Director/Nominee	Organization	Relationship	Summary
Ann G. Fox	Nine Energy Service	President/ CEO Director	Nine provides services to Devon in the ordinary course of business. Devon represented under 1.0% of Nine’s revenues for 2022.[1]

Gennifer F. Kelly	Delek Logistics	Director	Delek provides services to Devon in the ordinary course of business. Devon represented under 1.0% of Delek’s revenues for 2022.

Karl F. Kurz	Texas Pacific Land (TPL)	Director

TPL owns royalty interests and provides services to Devon in the ordinary course of business. Devon represented under 8.0% of TPL’s overall revenues for 2022, with services accounting for less than 1.0% of TPL’s revenues.

Michael N. Mears	Sempra Energy	Director	Sempra purchases energy products from Devon. Devon represented under 1.0% of Sempra’s cost of goods sold, and Sempra represented under 1.0% of Devon’s revenues for 2022.

Valerie M. Williams	DTE	Director	DTE purchases energy products from Devon. Devon represented under 1.0% of DTE’s cost of goods sold, and DTE represented under 1.0% of Devon’s revenues for 2022.

[1]

One of the categorical tests under the NYSE listing standards asks whether the director is a current employee of a company that has made payments to, or received payments from, the listed company in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues (the “NYSE revenue test”). Amounts paid by Devon to Nine exceeded 2% of Nine’s consolidated gross revenues for the 2019 fiscal year. This meant that, due to the NYSE revenue test, the Board could not determine Ms. Fox to be independent in 2020, 2021, or 2022. However, in each of those years, amounts paid by Devon to Nine were less than 2% of Nine’s revenues (including less than 1% in 2021 and 2022). In March 2023, the Board reviewed the Devon-Nine relationship in connection with the diligence process described above and determined Ms. Fox to be independent.

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HOW WE ARE GOVERNED AND GOVERN (cont’d)

Related Person Transactions

The Board has approved a written policy (the “Policy”) to assist Devon in the collection and review of information regarding potential related person transactions and conflicts of interest. All Directors and executive officers are required to identify business and financial affiliations involving themselves or their immediate family members that could reasonably be expected to give rise to a reportable related person transaction. Based on this information, Devon staff review Devon’s records and makes follow-up inquiries as necessary to identify potentially reportable related person transactions. A report summarizing such transactions is provided to the Board’s Audit Committee.

The Committee reviews reports and makes recommendations to the Board as to whether an identified transaction is required to be publicly disclosed as a related person transaction. If the transaction at issue involves a member of the Committee, or a family member of a Committee member, then that member of the Committee would not participate in discussions. In the event the Committee concludes that a related person has a material interest in any Company transaction, the Committee then reviews the transaction to determine whether to approve or ratify it. Any transaction that meets the monetary threshold under the SEC rules and is determined to have a direct or indirect material benefit to a related person would be disclosed in accordance with SEC rules. The Policy provides that certain categories of transactions are not deemed to involve a material interest. Those categories align with, and in many cases are more conservative than, the standards under applicable SEC rules.

In early 2023, the Company performed its diligence for purposes of identifying potential related party transactions and provided its report to the Committee. Based on the Committee’s review and discussion, the Committee has not identified any transactions that qualify as related person transactions and require disclosure.

Board Leadership Structure

Following the closing of the Devon-WPX merger in early 2021, the Board appointed David A. Hager as Executive Chair (at that time, Devon’s CEO) and named Richard E. Muncrief (at that time, WPX’s President, CEO, and Board Chair) as President and CEO of the Company. This structure promoted the objective of ensuring continuity in leadership of the go-forward Company. In accordance with Devon’s Corporate Governance Guidelines, the Board designated Kelt Kindick as the Board’s independent Lead Director upon Mr. Hager’s appointment as Executive Chair.

In September 2022, the Board announced that Mr. Hager would retire in early 2023 and Barbara Baumann would be his successor. Ms. Baumann is an independent Director. Although the Board has no fixed policy with respect to combining or separating the positions of Chair of the Board and CEO, Ms. Baumann’s appointment as Board Chair continues a Devon governance practice of separating the Chair and CEO roles that preceded the merger and recognizes that the Company’s stockholders are best served by Ms. Baumann’s leadership of the Board at this time. Ms. Baumann is skilled at developing open, substantive communication among members of the Board and between the Board and management. She also has extensive board and energy industry experience and has served in key roles on Devon’s Board. Until her appointment as Board Chair, Ms. Baumann chaired Devon’s GEPP Committee and served as a member of the Audit Committee, where she was one of Devon’s “audit committee financial experts.”

As an independent Chair, Ms. Baumann fills certain duties performed by the Lead Director role that was vacated upon her appointment. She presides over executive sessions of the Board in which members of management are not present, as well as executive sessions in which only independent Directors are present. Ms. Baumann also works with Mr. Muncrief on Board agendas, items of discussion, and meeting materials and serves as a resource for fostering communication among the Board and management.

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HOW WE ARE GOVERNED AND GOVERN (cont’d)

Board and Committee Evaluations

The Board maintains an annual review process that evaluates the effectiveness and performance of the Board, the Chair, the Lead Director (if applicable), and the Board Committees. The evaluations are reviewed and discussed by the GEPP Committee, which also annually considers how to maximize the effectiveness of the process. The full Board discusses the evaluations with and without management present.

In recent years, the Lead Director has conducted one-on-one interviews with each Director as part of the process. Those interviews, as well as Board Committee self-evaluations, have in part been facilitated by written questionnaires that prompt a robust discussion. The Board, however, has not solicited written responses from Directors in order to preserve the confidentiality and candor of those discussions.

Through the evaluation processes, Board members have provided feedback on a range of topics, including:

•	Board and management succession planning;

•	agendas and materials for Board meetings;

•	the composition and structure of the Board and Board Committees;

•	the cadence and substance of discussions of Devon’s strategy, including the consideration of low-carbon business ventures;

•	Devon’s ESG program and target-setting for performance in the area; and

•	the opportunity for outside speakers to present on certain topics at Board meetings.

Devon’s Board and Board leadership consistently emphasize open communication among members of the Board with a view toward building alignment on highly effective corporate governance of the Company.

Board Involvement in Risk Oversight

The full Board has primary responsibility for risk oversight, which includes, among other things, determining whether the Company’s risk-management programs are appropriately designed and implemented in light of the Company’s material risks. To assist it in this role, the Board has delegated to four standing Board Committees certain matters relating to the risks inherent in the Committees’ respective areas of oversight, with each Committee regularly reporting to the full Board. Our management team is, in turn, responsible for executing the directives of the Board and those Committees with respect to the Company’s risk-management programs, including by overseeing and reporting on Devon’s day-to-day efforts to manage risk.

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HOW WE ARE GOVERNED AND GOVERN (cont’d)

Devon employs a variety of governance and analytical measures to identify and evaluate the risks to our business. We use an enterprise-wide risk-management framework that includes an annual analysis of the top risks to the Company. This analysis asks the Board, management, and certain internal subject matter experts to consider the likelihood that certain risks could result in an impact to the Company and to identify, among other things, the Company’s level of preparedness for those risks. The Board and management then use the results from this analysis and other exercises to determine and prioritize the material risks to our business. In addition to this annual review process, the Board also assesses developments as they evolve and considers the risk they pose to the Company. Management and other subject matter experts meet on a regular basis to review the risks to the Company and consider and develop means of mitigating those risks. For a more detailed discussion of the material risks of the Company, please see our Annual Report on Form 10-K for the year ended December 31, 2022 and our other filings with the SEC.

Cybersecurity risk is an area of increasing focus for our Board, particularly as more and more of our operations rely on digital technologies. To mitigate this risk, Devon has adopted an information security program, which uses sophisticated technology and processes and is aligned with the National Institute of Standards and Technology Cybersecurity Framework for risk management. Our management team provides quarterly updates to the Audit Committee on activities and other developments impacting our digital security, which focus on, among other things, key security metrics for the Company such as the number and type of cyberattacks targeting the Company. The updates also frequently review cybersecurity assessments performed on Devon by third parties, some of which have been retained by the Company to consider Devon’s standing and readiness to address to certain risks. The full Board receives regular updates regarding the overall cybersecurity program and reports from the Committee.

High-Level Oversight and Coordination of ESG Efforts

The Company recognizes that ESG matters are important for Devon and Devon’s stakeholders. Following the closing of the Devon-WPX merger, Devon created a new executive position of vice president of EHS/ESG, as well as a manager-level position and other staffing for sustainability activity. The Company also proceeded with aggregating ESG programs and data of Devon and WPX. The Board and the GEPP Committee were apprised of Devon’s progress, with a view toward reviewing in advance the environmental targets that were announced in June 2021. The Board and management continue to support the Company’s ongoing efforts in this area. Devon’s Executive Committee, Board GEPP Committee, and the full Board receive regular updates on our ESG efforts and expect high performance in this area. Over the past year, oversight has included Devon’s activities in the following areas:

•	Devon’s strategy for and third-party assessment of Devon’s performance on ESG matters;

•	Devon’s progress on achieving the environmental targets established in June 2021;

•	the tactics and associated budgets for attaining the environmental targets and other ESG objectives;

•	an on-going assessment and discussion of Devon’s participation in ESG-related initiatives, which included the decision in 2022 to join OGMP 2.0;

•	Devon’s community support efforts, including charitable contributions and participating in charitable projects; and

•	management’s steps in furthering the Company’s carbon accounting systems and capabilities.

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HOW TO COMMUNICATE WITH US

The Board believes it is important to cast a wide net for input to inform its decision making and considers input from stockholders to be critical. Accordingly, the Board maintains a number of ways to receive feedback from stockholders and other stakeholders:

•	Our Directors attend our Annual Meeting of Stockholders;

•	Our Directors participate in director education programs that include investors and investor commentary;

•	Our Directors listen to Devon’s quarterly conference calls with investors and receive reports with analyst commentary on the Company’s performance;

•	Our Board receives updates on the communication received from the Company’s reporting helplines; and

•	Our Board values direct stockholder engagement with the Company, which is detailed below.

Devon has a long-standing practice of engagement with our stockholders throughout the year with respect to corporate governance, executive compensation, and other topics. Over the past year, Devon has continued to emphasize engagement with our stockholders, especially with respect to ESG matters. The Company has participated in numerous one-on-one meetings with investors who have a wide range of perspectives. Our Board receives frequent updates on these engagements and has been keen to hear specific input. We value the dialogue and feedback received from this engagement and, as a result, have been responsive by making meaningful changes to our programs and practices.

Contact Information for Communicating with Board Members

Any stockholder or other interested party may contact any of our Non-Management Directors or Non-Management Directors as a group, by:

•	U.S. mail to Non-Management Directors, c/o Office of the Corporate Secretary, Devon Energy Corporation, 333 W. Sheridan Avenue, Oklahoma City, Oklahoma 73102;

•	calling our Non-Management Directors access line at (866) 888-6179; or

•	sending an email to nonmanagement.directors@dvn.com.

A Management Director may be contacted by:

•	U.S. mail to Management Directors, c/o Office of the Corporate Secretary, Devon Energy Corporation, 333 W. Sheridan Avenue, Oklahoma City, Oklahoma 73102;

•	contacting the Office of the Corporate Secretary at (405) 235-3611; or

•	sending an email to CorporateSecretary@dvn.com.

If requested, calls or correspondence remain anonymous and will be kept confidential to the extent possible. All such communications, other than advertisements or commercial solicitations, will be forwarded to the appropriate Director(s) for review.

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HOW WE ARE PAID

Director Compensation

Director compensation is reviewed and determined annually by the Board acting upon the recommendation of the Compensation Committee. The Committee periodically obtains data on the director compensation for Devon’s principal competitors and other comparable companies. The Committee also engages an independent consultant (Meridian Compensation Partners, LLC) to supplement such data and provide additional information on director compensation and other compensation-related practices. Meridian is also retained by the Committee to advise on executive compensation. Aside from the foregoing, Meridian performs no other work for Devon.

The standard arrangement for compensating our non-management Directors consists of cash and equity awards. Devon employees receive no additional compensation for serving as Directors. Non-management Directors are also eligible to participate in the Company’s charitable gift program subject to the same terms as employees. This program, which was established in 2022, matches contributions (up to $10,000 per year) made to charitable organizations by Directors and employees.

Annual Retainers

The annual cash retainers in effect for 2022 are set forth in the table below:

Type of Fee	Amount

Annual Board Retainer	$100,000

Additional Annual Lead Director Retainer	$25,000

Additional Annual Retainer to the Chair of Audit Committee	$25,000

Additional Annual Retainer to the Chairs of Compensation, GEPP, and Reserves Committees	$15,000

Additional Annual Retainer to Audit Committee Members	$2,000

Each Non-Management Director is reimbursed for reasonable expenses incurred while serving as a Director, which includes expenses associated with attending Board meetings and other functions arising from their responsibilities as a Director.

The Committee reviewed the compensation of Devon’s Board Chair in advance of the retirement of David Hager, Devon’s Executive Chair until January 7, 2023, from the Board. The Committee recommended, and the Board approved, an annual retainer in the amount of $175,000 for Devon’s Board Chair, with such amount divided evenly (50/50) between equity and cash. The retainer is in addition to the base retainer for Board members. Barbara Baumann was appointed Devon’s Board Chair effective with Mr. Hager’s retirement.

Equity Awards to Directors

The Board compensates Directors in part through equity awards (LTI Awards) in order to align the Directors’ and stockholders’ interests in the long-term performance of the Company. During 2022, Directors were granted LTI Awards under our 2022 Long-Term Incentive Plan (the 2022 LTIP), having a value of $230,000. Equity awards to non-management Directors are granted immediately following each Annual Meeting. The shares underlying LTI Awards fully vest on the first anniversary of the date of grant subject to the conditions set forth in the 2022 LTIP and applicable grant agreements. Beginning with LTI Awards made following the 2023 Annual Meeting, non-management Directors have the option to receive LTI Awards as Restricted Stock Units with a deferred payment date rather than the standard Restricted Stock Awards that would otherwise be paid after one year. Cash dividends accrue on unvested shares. With Restricted Stock Awards, dividends are paid upon vesting. Restricted Stock Units provide optionality with respect to the form, and the timing of payment, of dividends.

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HOW WE ARE PAID (cont’d)

Total Compensation for Non-Management Directors for 20221

The following table reflects the fees earned or paid to our Directors for Board service in 2022 and the stock awards granted to our Directors in 2022.

Name	Fees Earned or Paid in Cash ($)	Stock Awards[2] ($)	Gift Matching Contribution ($)	Total ($)

Barbara M. Baumann	117,000	230,049	—	347,049

John E. Bethancourt	115,000	230,049	10,000	355,049

Ann G. Fox	100,000	230,049	10,000	340,049

Kelt Kindick	125,000	230,049	9,500	364,549

John Krenicki Jr.	102,000	230,049	10,000	332,049

Karl Kurz	100,000	230,049	—	330,049

Robert A. Mosbacher, Jr.	115,000	230,049	—	345,049

Duane C. Radtke	100,000	230,049	2,500	332,549

Valerie M. Williams	125,000	230,049	—	355,049

[1]

Throughout 2022, David Hager served (i) as Executive Chair of the Board and (ii) as an executive officer of the Company. Because he was an employee of the Company, he received no additional compensation for his services as a Director.

[2]

The dollar amounts reported in this column represent the grant date fair values of the stock awards made to all non-management Directors on June 8, 2022, computed in accordance with FASB ASC Topic 718. The assumptions used to value stock awards are discussed in Note 4 – Share-Based Compensation of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. As of December 31, 2022, each of the non-management Directors as of such date held an unvested stock award for 2,952 shares of Devon common stock. As noted in “Equity Awards to Directors” above, dividends on the awards are not paid until shares vest.

Compensation Committee Interlocks and Insider Participation

Throughout 2022, the Compensation Committee was solely comprised of independent Directors with no interlocking relationships as defined by the SEC.

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OUR CONTROLS AND COMPLIANCE

AUDIT COMMITTEE REPORT

The Audit Committee is currently comprised of four independent Directors. The Board and the Audit Committee believe that the Audit Committee’s current membership satisfies the rules of the NYSE and the SEC that govern audit committee composition, including the requirement that all audit committee members be independent, as that term is defined under the listing standards of the NYSE, and the requirement that at least one member of the Audit Committee is a financial expert. The Audit Committee operates under a written charter approved by the Board of Directors, which is available at www.devonenergy.com.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the preparation of the financial statements and the establishment and maintenance of the system of internal controls. This system is designed to provide reasonable assurance regarding the achievement of objectives in the areas of reliability of financial reporting, effectiveness and efficiency of operations, and compliance with applicable laws and regulations.

For 2022, the Audit Committee performed the following key duties:

•  Reviewed and discussed with management and the independent auditors the Company’s internal controls over financial reporting in accordance with the standards of the PCAOB and the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, that has been filed with the SEC;

•  Discussed with the independent auditors the matters required to be discussed by the applicable requirements of the PCAOB and the SEC;

•  Discussed with the independent auditors the auditors’ independence, including the matters in the written disclosures and the letter received from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; and

•  Considered whether the provision of non-audit services by the independent auditors is compatible with maintaining auditor independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, that has been filed with the SEC.

Audit Committee

Valerie M. Williams, Chair	Gennifer F. Kelly	John Krenicki Jr.	Michael N. Mears

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AUDIT COMMITTEE REPORT (cont’d)

Fees to Independent Auditor

Under the terms of its Charter, the Audit Committee has the responsibility to approve the fees paid to the independent auditors. For the years ended December 31, 2021, and December 31, 2022, the following fees were paid to KPMG LLP:

	2022	2021

Audit fees[1]	$3,550,000	$3,951,500

Audit-related fees[2]	123,000	135,000

Tax fees[3]	—	19,762

All other fees	—	—

Total	$3,673,000	$4,106,262

[1]	Audit fees included services for the audits of the Company’s financial statements and the effective operation of its internal controls over financial reporting.

[2]	Audit-related fees consisted principally of fees for audits of financial statements of certain of the Company’s affiliates and subsidiaries.

[3]	Tax fees consisted of tax consulting fees related to an unclaimed property examination of certain of the Company’s subsidiaries.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee pre-approves both the type of services to be provided by KPMG LLP and the estimated fees related to these services. During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the auditors. The services and fees must be deemed compatible with the maintenance of the auditors’ independence, including compliance with SEC rules and regulations.

All of the 2022 and 2021 audit and non-audit services provided by KPMG LLP were approved by the Audit Committee. The non-audit services that were approved by the Audit Committee were also reviewed to ensure compatibility with maintaining the auditors’ independence, and the Audit Committee determined the auditors’ independence was not impaired.

Audit Committee Financial Expertise

The Board has determined that the Company has an audit committee financial expert (as defined by SEC regulations) serving on its Audit Committee, Ms. Williams. The Board has also determined, in accordance with NYSE listing standards, that all members of the Audit Committee are financially literate.

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AGENDA ITEM 2.

RATIFICATION OF INDEPENDENT AUDITORS FOR 2023

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent auditing firm retained to audit the Company’s financial statements. To carry out this responsibility, the Audit Committee engages in a comprehensive annual evaluation of the independent auditor’s qualifications, performance, and independence; considers whether the auditing firm should be rotated, including the advisability and potential impact of selecting a different independent registered public accounting firm and adopting a policy of regular rotation; and negotiates the audit fees associated with the Company’s retention of the independent auditing firm. The Audit Committee has selected KPMG LLP (KPMG) to serve as our independent auditing firm for 2023.

In accordance with SEC rules and KPMG policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to our Company. For lead and concurring audit partners, the maximum number of consecutive years of service in that capacity is five years. The selection of the Company’s lead audit partner pursuant to this rotation policy involves a rigorous process, including interviews of potential audit partner candidates with the Audit Committee.

The Audit Committee and the Board believe that the continued retention of KPMG as our independent registered public accounting firm is in the best interest of the Company and our stockholders. In furtherance of its commitment to corporate governance practices, the Board is asking our stockholders to ratify the selection of KPMG as our independent registered public accounting firm for 2023. In the event that our stockholders fail to ratify the selection of KPMG, the Audit Committee will consider the selection of a different independent auditing firm for 2024.

Representatives of KPMG will be present at the Annual Meeting to answer appropriate questions. They also will have the opportunity to make a statement if they desire to do so.

Our Board of Directors recommends that stockholders vote

“FOR” the ratification of KPMG LLP as our independent auditors for 2023.

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RESERVES COMMITTEE REPORT

The Reserves Committee is currently comprised of six independent Directors and operates under a written charter approved by the Board of Directors, which is available at www.devonenergy.com. The Reserves Committee oversees, on behalf of the Board, the integrity of the Company’s oil, natural gas, and natural gas liquids reserves data. Management and our independent engineering consultants have the primary responsibility for the preparation of the reserves reports. In connection with its oversight responsibilities, the Reserves Committee reviewed with management the internal procedures relating to the disclosure of reserves in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, having regard to industry practices and all applicable laws and regulations.

For 2022, the Reserves Committee:

•  Approved DeGolyer & MacNaughton as the Company’s independent engineering consultant for the year ended December 31, 2022;

•  Reviewed with the independent engineering consultant the scope of the annual review of the Company’s reserves;

•  Met with the independent engineering consultant, with and without management, to review and consider the evaluation of the reserves and any other matters of concern with respect to the evaluation of the reserves;

•  Reviewed and approved any statement of reserves data or similar reserves information, and any report of the independent engineering consultants regarding such reserves to be filed with any securities regulatory authorities or to be disseminated to the public;

•  Reviewed the internal procedures relating to the disclosure of reserves; and

•  Reviewed the qualifications and independence of the independent engineering consultant prior to their appointment and throughout their engagement.

Based on the reviews and discussions referred to above, the Reserves Committee recommended to the Board that the reserves information be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, that has been filed with the SEC.

Reserves Committee

John E. Bethancourt, Chair	Gennifer F. Kelly	John Krenicki Jr	Karl F. Kurz	Duane C. Radtke	Valerie M. Williams

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OUR COMPANY

WHO WE ARE

Our Officers

Information concerning our executive officers is set forth below. Information concerning Richard E. Muncrief, our President and Chief Executive Officer, is set forth under the caption “Our Nominees for Election”.

Dennis C. Cameron, Executive Vice President and General Counsel

Mr. Cameron, 60, was appointed executive vice president and general counsel in January 2021 following Devon’s merger with WPX. He is responsible for the Devon’s legal and public and government affairs functions. Cameron most recently served as executive vice president and general counsel of WPX. He joined WPX in 2012, previously serving as senior vice president and general counsel, vice president and deputy general counsel and assistant general counsel. Cameron has over 25 years of legal experience. He began his career in 1987 at GableGotwals, a private, full service firm he was with until joining WPX. Cameron is a member of the Oklahoma, Texas, Tulsa County, and American Bar associations, as well as The Foundation for Natural Resources and Energy Law. He holds a bachelor’s degree in mechanical engineering and a law degree, both from the University of Oklahoma.

Tana K. Cashion, Executive Vice President Human Resources and Administration

Ms. Cashion, 51, was appointed to the position of executive vice president of human resources and administration in February 2022. Cashion is responsible for Devon’s human resources, corporate communications, community relations, and multiple administration functions. Cashion joined Devon in 2005 and has held roles of increasing responsibility, including vice president of human resources and most recently, senior vice president of human resources and administration. Before joining Devon, Cashion worked in the retail, wholesale, and tourism industries. She has a bachelor’s degree in political science from Pepperdine University and a master’s degree in business administration from the University of Oklahoma.

Clay M. Gaspar, Executive Vice President and Chief Operating Officer

Mr. Gaspar, 51, was appointed executive vice president and chief operating officer in January 2021 following Devon’s merger with WPX. He is responsible for Devon’s geosciences, reservoir, production, drilling, completions, facilities, field operations, environmental, health and safety, and ESG functions. Gaspar most recently served as president and chief operating officer of WPX and served on the company’s board of directors. He joined WPX in 2014, previously serving as senior vice president and chief operating officer and senior vice president of operations and resource development. Prior to joining WPX, he worked for Newfield Exploration, Anadarko Petroleum, and Mewbourne Oil serving in a number of technical and leadership roles. Gaspar is a registered professional engineer and a member of the Society of Petroleum Engineers. He holds a bachelor’s degree in petroleum engineering from Texas A&M University and a master’s degree in petroleum and geosciences engineering from the University of Texas.

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WHO WE ARE (cont’d)

David G. Harris, Executive Vice President and Chief Corporate Development Officer

Mr. Harris, 49, was appointed to the position of executive vice president and chief corporate development officer in January 2021. Harris is responsible for Devon’s business development, new ventures, subsurface, land, and technology functions. Prior to the WPX merger, he served as executive vice president of exploration and production responsible for all of Devon’s business units, as well as land, technology, subsurface, and environment, health and safety groups. He has previously served as senior vice president of exploration and production, senior vice president of business development, vice president of corporate finance and treasurer, and as associate general counsel. Harris has been with Devon since 2007. Prior to joining Devon, he was a partner in the Dallas office of Thompson & Knight LLP, specializing in corporate and securities matters. Harris holds a bachelor’s degree from the University of Tulsa and a law degree from the University of Oklahoma.

Jeffrey L. Ritenour, Executive Vice President and Chief Financial Officer

Mr. Ritenour, 49, was appointed to the position of executive vice president and chief financial officer in April 2017. Ritenour is responsible for Devon’s corporate finance, treasury, planning, reserves, accounting, tax, internal audit, investor relations, marketing, and supply chain functions. He has been with Devon since 2001, serving in various leadership roles, most recently as senior vice president of corporate finance, investor relations, and treasury. Before joining Devon, Ritenour was with Ernst & Young in Dallas. He holds a bachelor’s degree in accounting and a master’s degree in business administration, both from the University of Oklahoma.

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AGENDA ITEM 3.

APPROVE, IN AN ADVISORY VOTE, EXECUTIVE COMPENSATION

In accordance with Section 14A of the Securities Exchange Act of 1934, we are asking our stockholders to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement. At the 2017 Annual Meeting, you approved our proposal to provide you with this opportunity on an annual basis. This vote is not intended to address any specific item of compensation, but rather our overall compensation policies and practices relating to our named executive officers as disclosed in our Compensation Discussion and Analysis, the Summary Compensation Table, and other related tables and narrative disclosure. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the 2023 Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2022 Summary Compensation Table and the other related tables and narrative disclosure.”

This vote, normally called a “say-on-pay” vote, is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board. The Board will, however, as it has in prior years, take into account the outcome of the vote when considering future compensation arrangements.

Our Board of Directors recommends that stockholders vote

“FOR” the approval, on an advisory basis, of the compensation of our named executive officers.

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AGENDA ITEM 4.

APPROVE, IN AN ADVISORY VOTE, THE FREQUENCY OF AN ADVISORY VOTE ON

EXECUTIVE COMPENSATION

In accordance with Section 14A of the Securities Exchange Act of 1934, we are asking our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Agenda Item 3 included on page 35 of this Proxy Statement. By voting on this Agenda Item 4, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years.

After careful consideration of this proposal, the Board has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for Devon and our stockholders, and therefore the Board recommends that you vote for a one-year interval for the advisory vote on executive compensation. In reaching this recommendation, the Board considered that an annual vote allows stockholders to provide frequent, ongoing input on our executive compensation program. Moreover, the Board believes that seeking annual input from its stockholders on its executive compensation program is a key component of Devon’s ongoing dialogue with stockholders on executive compensation and other corporate governance matters.

Stockholders will not be voting to approve or disapprove the Board’s recommendation on this agenda item. Instead, you may cast your vote on the voting frequency by choosing among three frequency options – the option of one, two, or three years – or you may abstain from voting.

Although this advisory vote on the frequency of the “say-on-pay” vote is non-binding, the Board and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation. The Board may decide that it is in the best interests of our stockholders and Devon to hold an advisory vote on executive compensation more or less frequently than the option receiving the highest number of votes from our stockholders.

Our Board of Directors recommends a vote for the option of “ONE YEAR” as the frequency with which stockholders are asked to provide an advisory vote on executive compensation.

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EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

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EXECUTIVE COMPENSATION (cont’d)

Introduction

Purpose of Compensation Discussion and Analysis

This Compensation Discussion and Analysis (CD&A) outlines Devon’s compensation philosophy and describes the material components of the Company’s executive compensation program for its named executive officers (NEOs). This CD&A also summarizes decisions the Compensation Committee of the Board of Directors (the Committee) made under the program for 2022. Additional information about the compensation of the NEOs is provided in the 2022 Summary Compensation Table and other tables that follow this CD&A.

Named Executive Officers

The NEOs for 2022 are the following individuals:

Executive	Position

Richard E. Muncrief	President and Chief Executive Officer

Jeffrey L. Ritenour	Executive Vice President and Chief Financial Officer

Clay M. Gaspar	Executive Vice President and Chief Operating Officer

David G. Harris	Executive Vice President and Chief Corporate Development Officer

Dennis C. Cameron	Executive Vice President and General Counsel

Executive Summary

Compensation Philosophy and Objectives

Devon was formed in 1971 and has been publicly held since 1988. Since 2010, the Company has successfully transitioned to a liquids-rich (oil and natural gas liquids), higher-margin, onshore North American production base and continues to transform its organizational structures and processes to allocate capital investments to the Company’s most promising assets. On January 7, 2021, Devon and WPX Energy, Inc completed an all-stock merger of equals (the Merger). WPX was an oil and gas exploration and production company with assets in the Delaware Basin in Texas and New Mexico and the Williston Basin in North Dakota. The Merger enhanced the scale of the Company’s operations and built a leading position in the Delaware Basin. Devon has delivered strong returns on its investments through a dynamic culture focused on innovation, safety, operational excellence, environmental stewardship, and social responsibility. The Company focuses its business on generating positive operating returns by managing a premier asset portfolio, delivering superior execution, and exercising discipline in capital allocation. Devon also maintains a strong commitment to financial strength and flexibility through all commodity price cycles, as reflected in the Company’s investment grade credit ratings.

The success of Devon’s strategy is founded on a pay-for-performance compensation philosophy intended to motivate near- term operational and financial success as well as long-term stockholder value creation. The Committee utilizes a range of quantitative and strategic measures to evaluate performance, evolving the measures as appropriate. Additionally, the Committee considers Devon’s size and scope relative to its peer group when setting compensation. Overall, an executive officer’s total compensation is weighted in favor of long-term incentives to emphasize value creation and stockholder alignment.

The objectives of Devon’s compensation program are to:

•	motivate and reward executives to drive and achieve the Company’s goal of increasing stockholder value;

•	allocate incentives for the achievement of near-term and long-term objectives, in a manner that motivates executives to take measured and appropriate risk; and

•

attract and retain highly trained, experienced, and committed executives who have the skills, education, business acumen, and background to create value in a large and diversified oil and gas business.

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EXECUTIVE COMPENSATION (cont’d)

The primary components of Devon’s executive compensation program are base salary, a performance bonus, and long- term incentives (LTI). The Committee generally targets each component, as well as the aggregate of the components, at approximately the 50th percentile of the Company’s peer group.

Individual compensation levels may vary from these targets based on performance, expertise, experience, responsibilities, or other factors unique to the individual’s role within the Company. The Committee also provides retirement and other benefits typical for Devon’s peer group.

2022 Company Performance Highlights and the Impact on Compensation

In 2022, Devon marked its 51st anniversary in the oil and gas business and its 34th year as a public company. The successful, strategic Merger accelerated Devon’s transition to a cash-return business model and was matched by excellent performance on most of the Company’s financial and operational goals. Devon’s portfolio was further strengthened in 2022 following the completion of two acquisitions in the Williston Basin and Eagle Ford that were highly complementary to its existing positions in each basin. In addition, commodity prices strengthened in 2021 and continued to strengthen throughout the majority of 2022, which significantly improved the Company’s earnings and cash flow generation. The actions taken and leadership provided by the executives during 2022 led to strong operational and financial results for Devon.

The Company’s accomplishments in 2022 are illustrated by the following highlights:

Operational and financial achievements

•  Devon’s 2022 oil production averaged 299 MBbls/d, which is a 3% increase from 2021;

•  the Company exited 2022 with $4.5 billion of liquidity, including $1.5 billion of cash;

•  Devon invested approximately $100 million in emissions reduction capital projects in 2022;

•  Devon generated $8.5 billion of operating cash flow in 2022, which is a 74% increase from prior year; and

Operating Cash Flow of $8.5 Billion

•  the Company completed approximately 65% of its authorized $2.0 billion share repurchase program, with 25.7 million of its    common shares repurchased for $1.3 billion, or $50.90 per share, since the inception of the plan.

Total stockholder return

•  Devon’s high share price for 2022 was $79.40, an 80% increase from the end of 2021;

•  when incorporating reinvested dividends and the Company’s closing stock price of 2022, $61.51, Devon’s total shareholder return (TSR) for the year was 50.7%;

•  including variable dividends, Devon paid dividends of approximately $3.4 billion in 2022 and has declared $579 million of dividends to be paid in the first quarter of 2023, which is inclusive of an 11% increase to our fixed quarterly dividend to $0.20 per share; and

50.7% Shareholder Return & $3.4 Billion in Dividends
• for the three and five-year periods ending on December 31, 2022, Devon posted the highest and second highest TSR of the Company’s peer group, respectively.

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EXECUTIVE COMPENSATION (cont’d)

Response to Stockholder Feedback

Devon conducts investor outreach throughout each year to ensure that management and the Board understand issues that matter to Devon’s stockholders. During 2022, the Company had contact with more than 600 investors or their representatives. Devon reviews the feedback resulting from its investors and implements changes, as appropriate. The Committee generally utilizes compensation metrics that the investor community considers most important in assessing the performance of the Company and considers such metrics in its compensation decisions, including its annual performance bonus calculation as set forth on page 43. In addition, Devon is disclosing its prospective 2023 scorecard (page 45) at the request of stockholders. Devon also considers the results of the most recent advisory vote on executive compensation by Devon’s stockholders, which for 2022 reflected that approximately 95% of voting stockholders voted “for” Devon’s executive compensation in 2021. With a clear majority of shareholder support for our executive compensation program, Devon did not make any material changes to the executive compensation program during the 2022 year. For a further description of Devon’s history of stockholder outreach, see prior Proxy Statements.

95% Support in 2022

What Devon Does and Doesn’t Do

Good Compensation Governance Practiced by Devon

•  Award Performance-Based LTI—The Company awards 60% of NEO LTI in the form of Performance Share Units (PSUs) tied to TSR. A 100% of target payout on PSUs requires TSR that exceeds the peer group median and positive TSR for the performance period is required for a payout of more than 100% of target.

•  Utilize a Quantitative Process for Performance Bonuses—The goals, their weightings, thresholds, and maximums are determined at the beginning of the year. At the end of the year, the Committee evaluates performance on the goals, assigning each a score between 0% and 200%. The total performance score is determined by multiplying each goal’s score by its weighting and aggregating.

•  Tie Realizable Pay Opportunities to Company Performance—The Committee regularly reviews the realizable pay of the President and CEO and other executive officers in light of Company performance. This has resulted in pay that aligns with Company performance.

•  Require Executives to Hold Devon Stock—Board-adopted guidelines establish minimum stock ownership levels for the executive officers.

•  Provide for Clawback of Compensation—Pursuant to a Board-adopted policy, the Committee may claw back performance bonuses and LTI if the Company restates its financial statements.

•  Dialog to Promote Continuous Improvement—On an annual basis, the Committee conducts in-depth, confidential, one-on-one interviews with each executive officer, which is a highly effective tool in the Committee’s oversight.

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EXECUTIVE COMPENSATION (cont’d)

Controversial Compensation Governance Not Practiced by Devon

☒ Enter into Egregious Employment Agreements—The Company does not enter into contracts containing multi- year guarantees of salary increases or non-performance-based bonuses or equity compensation.

☒ Allow Excessive Severance Benefits and/or Liberal Change-in-Control Payments—Employment agreements do not provide cash payments that exceed three times base salary plus target/average/last paid bonus; do not contain liberal change-in-control definitions; and, do not provide severance payments without job loss (i.e., no “single trigger” cash severance or equity vesting solely with a change-in-control).

☒ Allow Risky Transactions in the Company’s Stock—Company policy prohibits the executives from engaging in short-term or speculative transactions or hedging or pledging Devon’s common stock.

☒ Reprice or Replace Underwater Options—The Company does not reprice or replace underwater stock options.

☒ Permit Abusive Perquisites Practices—Perquisites made available to the executives are limited.

Elements of 2022 Compensation

Overview of 2022 Pay Decisions

Most of the Company’s overall executive compensation is delivered through performance bonuses and LTI awards, each of which correlate with Company performance. The Committee considered incentive compensation for 2022 at two different times. At the January 2022 meetings, the Committee considered 2022 LTI grants and salary increases. At the Committee’s January 2023 meeting, the Committee considered the award of 2022 performance bonuses.

As illustrated below, compensation decisions made by the Committee resulted in awards heavily weighted toward TSR and achievement of other 2022 Company performance measures. Approximately 91% of the value of total direct compensation awarded to the President and CEO, and an average of approximately 87% of the value of total direct compensation awarded to the other NEOs, was delivered through performance bonuses and LTI.

Each year, the Committee refers to the following factors in considering any compensation decisions for the NEOs:

•	Company performance in relation to goals pre-approved by the Board, including the Company’s TSR performance as compared to peers;

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•	each NEO’s individual performance during the year, including the performance of the business or organizational unit for which the officer is responsible;

•	Devon’s pay-for-performance compensation philosophy and objectives (see section titled “Compensation Philosophy & Objectives” on page 38);

•	input from the Compensation Consultant (see section titled “Role of Compensation Consultant” on page 48 for additional information);

•	the Committee’s review of competitive market data provided by the Compensation Consultant; and

•	the President and CEO’s recommendations with respect to the compensation of the other NEOs.

The Committee regularly reviews the above-listed factors when considering compensation decisions and from time-to-time changes or supplements its analysis with other factors.

Base Salary

Base salary typically represents a smaller portion of total executive compensation than the combination of long-term incentives and performance bonus, which vary year-to-year based on performance. Competitive salaries, however, are vital to ensuring that the Company attracts and retains executives who have a combination of business acumen, significant industry experience, and length of service with the Company. In evaluating salary levels each year, the Committee generally considers the following factors:

•	the competitive position of the executive’s base salary compared to similarly situated executives at Devon’s benchmark peer companies, as set forth on page 49;

•	the scope of responsibility, experience, and tenure of the executive and the executive’s potential to take on greater or different responsibilities; and

•	the Company’s cost structure.

Based on the foregoing considerations, the Committee approved salary increases for all NEOs at its January 2022 meetings. The Summary Compensation Table’s entries for “Salary” reflect the base salary received by the NEOs during 2022 from Devon. Those entries may be different than the rates listed below due to salary changes taking effect after the start of 2022.

Executive	Annual Salary Rate in Effect 12/31/21[1]	2022 Annual Salary Rate Set at January Meetings[1]	% Change

Richard E. Muncrief	$1,100.0	$1,138.5	3.5%

Jeffrey L. Ritenour	$ 620.0	$ 641.7	3.5%

Clay M. Gaspar	$ 620.0	$ 641.7	3.5%

David G. Harris	$ 610.0	$ 631.4	3.5%

Dennis C. Cameron	$ 4 75.0	$ 500.0	5.3%

1 Dollar amounts shown in thousands.

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Annual Performance Bonus

In awarding performance bonuses, the Committee uses a formula that establishes a performance-bonus target for each NEO based on a percentage of his base salary. In establishing performance-bonus targets, the Committee considers industry benchmarks for the relevant officer position as well as the scope of responsibility associated with the position. For 2022, performance-bonus targets for NEOs ranged from 80% to 130% of base salary rate, which is consistent with the performance-bonus range of the peer company executives of Devon’s benchmark peers as set forth on page 49.

Performance-bonus payouts depend on the Company’s performance in relation to the structured and measurable goals approved by the Board at the beginning of the year and the individual executive’s contributions to the achievement of those goals. The goals were selected because they are critical to the Company’s near-term performance, its prospects for sustainable growth in returns, and the creation of long-term value for the Company and its stockholders.

The table below provides detail on the Company’s performance on the goals set for 2022. As reflected in the table, the Board assigns a separate weighting to each performance measure in order to reflect the relative importance of those areas for the year. The Committee aggregates the weighted performance score for each measure to arrive at an overall Company performance score.

The process for determining performance bonuses relies on Company performance measures and the application of set formulas to arrive at the bonus amounts. However, the Committee maintains the authority to adjust the amount of an executive’s performance bonus within the range of the bonus pool (0% to 200% of target) based upon individual contributions, market conditions, or other factors. For 2022, the Committee adjusted the weighted score for the performance bonus down to emphasize the importance of continuous improvement in operational safety and performance within the “ESG & Community Engagement” goal.

Measure	Threshold	Goal	Maximum	Outcome	Weight	Score[5]	Weighted Score

Free Cash Flow[1] ($, Millions)	$3,250	$4,000	$5,000	$5,986	25%	200%	50.00%

Cash Return on Capital Employed[1,2] (CROCE)	25%	35%	60%	61%	25%	200%	50.00%

Total Capital Expenditures[1] ($, Millions)	$2,860	$2,601	$2,340	$2,770	10%	67%	6.70%

Total Oil and Gas Production (MBOE/day)	570	592	660	610	10%	115%	11.50%

ESG & Community Engagement[3]	See Footnote 3				15%	160%	24.00%

Emissions Reduction[4]	See Footnote 4				15%	175%	26.25%

Score Card Total, Before Adjustment							168.45%

Score Card Total, After Adjustment							165.00%

The Committee awarded performance bonuses commensurate with the superior overall performance of the Company reflected by results on the performance scorecard. The Company outperformed the targets on all 2022 goals for the performance scorecard, with the exception of results on “Total Capital Expenditures,” which was influenced by the impacts of inflation, and which fell between the Company’s established threshold and target goal. In assessing 2022 performance, the Committee scored the Company highest on its financial goals, “Free Cash Flow” and “Cash Returned on Capital Employed.” During their discussions, the Committee highlighted the Company’s performance on the new standalone “Emissions Reduction” goal.

[1]

The financial results considered by the Committee when determining the performance bonuses were based on the Company’s best reasonable estimates available at that time. Although the actual results varied from such estimates in certain instances, none of the

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variances were material in amount or significance. These financial measures are not calculated in accordance with GAAP. Please refer to Appendix A for additional information regarding these financial measures, including reconciliations to their most directly comparable GAAP measure.

[2]	CROCE is a measure of the Company’s capital efficiency. A reconciliation of this goal to the Company’s financial statements can be found in Appendix A.

[3]

The Company’s “ESG & Community Engagement” goal is comprised of ESG goals (70% of total) and Community Engagement goals (30% of total). The ESG goals consisted of (i) SIF (Serious Incident & Fatality) Event Reduction, which included a goal of a SIF recordable incident rate of 0.07 for the number of recordable SIF events experienced per 200,000 employee hours worked and received a Company result of 0.05, exceeding the goal, (ii) Reduction of Spill Rate, which included a goal to reduce spilled barrels to 21.99 barrels of liquid spilled per 1,000,000 barrels of liquid transported and received a Company result of 29.67, falling below the set goal, (iii) Utilization of SIF Learnings, which ensures that SIF events are investigated in a timely manner and SIF learnings are implemented throughout the Company to prevent future occurrences, and (iv) EHS Management System, which ensures that the Company is on track to meet leading indicators and integrate critical initiatives.

The Community Engagement goals consisted of (i) Strategic Enhancement of STEM Education that included the goal of supporting 500 classrooms, 50,000 students, and 1,000 teachers, which goal was exceeded by supporting over 1,900 classrooms, over 100,000 students, and over 2,500 teachers, (ii) Expansion of Reach of Diversity, Equity & Inclusion Charitable Programing that included the goal of cultivating partnerships with five new organizations, which goal was exceeded by reaching ten new organizations, and (iii) Increasing Employee Engagement through Community Programs, which goal was exceeded by having 125 employees participate in Devon’s charitable match program while maintaining participation rates in Devon’s Give for Good charitable campaign.

The score on the “ESG & Community Engagement” goal was 160% of target.

[4]

The “Emissions Reduction” Goal consisted of (i) Flaring Intensity Reduction and (ii) Enhanced Leak Detection Program, each 50% of the total. The goal for Flaring Intensity Reduction was to reduce the amount of gas flared to 0.75% of gross natural gas production or below. The Company achieved a result of 0.46% of gross natural gas production, exceeding the 0.75% goal. For Enhanced Leak Detection, Devon achieved the following results on its sub-goals: (i) conducted optical gas imaging surveys at 100% of facilities (versus a goal of 100%), (ii) conducted semi-annual surveys at 100% of facilities (versus a goal of 100%), and (iii) installed continuous or near-continuous emissions detection and monitoring equipment on 31% of the Company’s production (versus a goal of 20%).

[5]

Outcomes that fall below the Threshold are scored at 0%; Outcomes between Threshold and Goal are scored between 50% and 100%; Outcomes between Goal and Maximum are scored between 100% and 200%; and Outcomes that exceed the Maximum are scored at 200%.

The following table outlines the calculations made for the performance bonuses awarded to NEOs for 2022:1

Executive	Annual Salary Rate[1]		Bonus Target		Adjusted Company Performance Score		Performance Bonus[1]

Richard E. Muncrief	$1,138.5	Multiplied by	130%	Multiplied by	165%	Equals	$2,442.1
Jeffrey L. Ritenour	$ 641.7		90%				$ 952.9
Clay M. Gaspar	$ 641.7		100%				$1,058.8

David G. Harris	$ 631.4		90%				$ 937.6

Dennis C. Cameron	$ 500.0		80%				$ 660.0

[1]	All dollar amounts in thousands.

Please note that the Summary Compensation Table’s entries for Non-Equity Incentive Plan Compensation in 2022 reflect the annual performance bonuses listed under the column above titled “Performance Bonus.”

The Committee did not make any individual adjustments for the 2022 NEO performance bonus amounts.

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2023 Company Performance Scorecard

For further transparency, Devon’s Board decided to proactively disclose a summary of the Company’s anticipated 2023 performance scorecard. The scorecard, summarized below, will be used to analyze Company performance for 2023 and to award executive performance bonuses.

Measure	Weight

Free Cash Flow (FCF)	25%

Cash Return on Capital Employed (CROCE)	25%

Total Capital Expenditures	10%

Total Oil & Gas Production	10%

ESG & Community Engagement	15%

Emissions Reduction	15%

Devon’s Board decided that using the same 2022 goals and weightings for the 2023 Company performance scorecard best promotes continued growth of shareholder returns. Performance thresholds, targets, and maximums will, for most or all goals, likely change from 2022 to 2023.

Long-Term Incentives

A key element of Devon’s compensation program is to align pay and performance by rewarding executive officers for long- term strategic accomplishments and enhancement of long-term stockholder value through equity-based incentives that vest over an extended period of time. LTI compensation plays an essential role in attracting and retaining executive officers and aligns their interests with the long-term interests of Devon’s stockholders.

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The following table describes the purpose and structure of the LTI granted to the NEOs at the Committee’s meetings to set 2022 executive compensation:

Restricted Stock Awards (RSAs)

Purpose: Awards of RSAs foster long-term stock ownership, strengthen alignment with stockholders, and promote executive retention during the vesting period.

Additional Details: Devon grants RSAs that vest ratably over four years, 25% on each anniversary of the grant date.

Performance Share Units (PSUs)

Purpose: Awards of PSUs encourage executives to make decisions and take actions that promote Company performance and long-term stockholder return.

Additional Details:

•  Executives may earn between 0% and 200% of the shares underlying the grant based on the Company’s TSR relative to peer companies[1] over a three-year performance period (for 2022 grants, January 1, 2022 through December 31, 2024).

•  Payout will be determined as of the end of the performance period. The grid below further details the relationship between relative performance and payout levels.

•  Executives may earn the targeted number of shares (100%) only if the Company’s TSR outperforms that of at least half of peers (6th relative position or higher).

•  Without respect to Devon’s relative TSR position, executives may earn no more than the targeted number of shares (100%) if the Company’s TSR is negative during the performance period.

PSU Payout Schedule

Devon’s Relative TSR Position	1st, 2nd	3rd	4th	5th	6th	7th	8th	9th	10th	11th,12th

% of Shares Earned	200%	175%	150%	125%	100%	88%	75%	63%	50%	0%

[1]

The peer companies used for comparison for the PSU grants selected in January 2022 at the time the grant was approved. The peers are APA Corporation, ConocoPhillips, Continental Resources, Inc., Coterra Energy Inc., Diamondback Energy, Inc., EOG Resources, Inc., Marathon Oil Corporation, Occidental Petroleum Corporation, Ovintiv Inc., Pioneer Natural Resources Company, and the S&P Midcap 400 Index.

At its January 2022 meetings, the Committee approved LTI grant values that approximated the competitive 50th percentile of the peer group applicable to each NEO. The Committee also determined that the pursuit of strategic Company goals and creation of stockholder value would again be promoted by linking 60% of the LTI awarded for the 2022 year to Company performance and 40% to long-term stock ownership, thereby strengthening the alignment between interests of executives and stockholders. Accordingly, the two types of LTI granted to NEOs were PSUs and time-based restricted stock awards (RSAs), respectively.

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LTI Granted in 20221

Executive	Item[2]	Target Performance Share Units[3]	Restricted Stock	Total
Richard E. Muncrief	Shares	100,537	67,025	167,562
	Grant Value	$5,250	$3,500	$8,750
Jeffrey L. Ritenour	Shares	36,768	24,512	61,280
	Grant Value	$1,920	$1,280	$3,200
Clay M. Gaspar	Shares	43,662	29,108	72,770
	Grant Value	$2,280	$1,520	$3,800
David G. Harris	Shares	36,768	24,512	61,280
	Grant Value	$1,920	$1,280	$3,200
Dennis C. Cameron	Shares	22,980	15,320	38,300
	Grant Value	$1,200	$800	$2,000

[1]	Dollar amounts shown in thousands.

[2]

For each NEO, the Committee first determines the total value of LTI to be awarded then divides the total value between 60% PSUs and 40% RSAs (based on the closing price of the Company stock as of the grant effective date), rounding each up to the next whole share if needed.

[3]

In accordance with applicable accounting requirements, Devon uses a different valuation method in the Summary Compensation Table (in this case, a Monte Carlo simulation) for PSUs than in this table. The Monte Carlo simulation for PSUs, when valued for purposes of inclusion in next year’s Summary Compensation Table as compensation for 2022, requires Devon to assign a higher value per unit than the closing price of the Company’s stock as of the grant approval date.

Additionally, at its January 2023 meetings, the Committee certified that the Company achieved the highest TSR out of a 12-company peer group for the three-year period associated with the PSUs granted in February of 2020 with a performance period that ended December 31, 2022. Pursuant to the grant’s applicable terms and conditions, including certain caps on the number of shares paid out, 167.7% of the grants’ target number of shares were deemed vested for Messrs. Ritenour and Harris. Messrs. Muncrief, Gaspar, and Cameron were not recipients of this grant. Further information about this grant is provided in the “Outstanding Equity Awards at Fiscal Year End” table on page 57.

Compensation Process Background

The Committee is responsible for and directs the process of reviewing and determining compensation for the NEOs. The Committee retains an independent compensation consultant for guidance and expertise during the process. The role of the Committee and the compensation consultant, which includes the development of a peer group the Committee uses for benchmarking and comparing the executive officers’ compensation, is further described in the following sections.

Role of the Committee

The Committee establishes the Company’s executive compensation philosophy and administers the overall executive compensation program. The Committee operates under a written charter approved by the Board, a copy of which is available at the Company’s website, www.devonenergy.com.

Every year, the Committee conducts an individual, in-depth, confidential interview with each executive officer to discuss the officer’s analysis of the Company’s overall performance for the year, performance within the officer’s area of responsibility, and any issues or concerns the officer may have regarding the Company’s

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operations and results. The Committee believes this is a highly effective tool in the Committee’s oversight. In addition, the President and CEO discusses with the Committee his evaluation of each executive officer’s performance, development, and potential to take on greater or different responsibilities. The President and CEO also provides compensation recommendations to the Committee for all NEOs (other than himself).

The Committee considers the various factors described in this CD&A, including its interviews with NEOs and the President and CEO’s evaluations of each NEOs performance and, in a closed session without the President and CEO present, the Committee sets the President and CEO’s compensation. The Committee then determines whether to approve the compensation recommendations provided by the President and CEO for the other executive officers.

Role of the Compensation Consultant

For 2022, the Committee retained Meridian Compensation Partners, LLC (Compensation Consultant) as its independent compensation consultant. The Compensation Consultant evaluated the competitiveness of the Company’s program and reviewed the executive compensation program design. The Committee has the final authority to hire and terminate the Compensation Consultant, and the Committee annually evaluates the performance of the Compensation Consultant.

In selecting its consultant, the Committee considers factors that could affect the consultant’s independence, including whether the consultant provides services to the Company other than under its engagement by the Committee, and the other factors set forth in the Committee’s Charter. When reviewing the Compensation Consultant’s independence, the Company also considered the fact that Devon’s business represents only a very small portion of the Compensation Consultant’s overall revenue. Based on this review, the Committee determined that the Compensation Consultant had no conflicts of interest.

Use of Peer Groups

Devon uses peers groups in two ways: (i) to compare TSR for the PSUs, as documented on page 46 and (ii) to benchmark executive compensation, as shown below. To successfully compete for executive talent, the Committee, working with the Compensation Consultant, annually compares the compensation of the executive officers to the compensation of similarly situated executives at peer companies with business operations focused on the exploration and production of oil and gas. In establishing a peer group, the Committee primarily seeks companies with asset and market values similar to the Company. The Committee also considers enterprise values, calculated as common equity value plus net long-term debt and preferred stock, and certain operational and financial measures indicative of size and scope. The Committee believes these metrics are appropriate for determining peers because they provide a reasonable point of reference for comparing executives with similar positions and responsibilities. The peer companies used in setting 2022 pay are listed below, as are the peer companies selected at the end of 2022 for use in 2023.

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Peer Company	2022	2023

APA Corporation	▲	▲

Cimarex Energy Corporation[1]	▲

ConocoPhillips	▲	▲

Continental Resources, Inc	▲	▲

Coterra Energy Inc.[1]		▲

Diamondback Energy, Inc.	▲	▲

EOG Resources, Inc.	▲	▲

Hess Corporation	▲	▲

Marathon Oil Corporation	▲	▲

Occidental Petroleum Corporation	▲	▲

Ovintiv, Inc	▲	▲

Pioneer Natural Resources Co.	▲	▲

[1]

Cimarex Energy Corporation was acquired after it made disclosures used for the competitive market assessment conducted by the Compensation Consultant in 2022. Coterra Energy, Inc. is the company that resulted from the acquisition.

The Committee’s peer group analysis consists of all components of total direct compensation, including base salary, annual performance bonus, and long-term equity incentives. The Compensation Consultant collected and summarized compensation data from the proxy statements of the peer group companies and the Compensation Consultant’s proprietary databases. Additionally, the Compensation Consultant introduced reference points from similarly sized companies in the broader oil and gas industry as well as non-energy industries to bring further context to the Committee’s decision making.

Tally Sheet Review

Prior to making compensation decisions, the Committee annually reviews tally sheets for executive officers that include all elements of compensation, including potential payments under various termination scenarios. Tally sheets allow the Committee to evaluate compensation elements individually and collectively. Please refer to the tables that follow this CD&A for additional information on the final compensation amounts determined for the 2022 year.

Additional Benefits and Compensation Information

Retirement Benefits

Defined Benefit Plans

Based on his hire date with the Company, Mr. Ritenour is the only NEO eligible to participate in the defined benefit plan maintained by the Company. Devon’s qualified Defined Benefit Plan provides annual retirement income based on a formula that considers the executive’s final average compensation, Social Security benefits, and years of credited service with the Company. In 2007, employees were given the choice to continue their accruals under the plan or become eligible for the 8% Company 401(k) contribution described below. Mr. Ritenour elected to have his benefit under the Defined Benefit Plan frozen and began to receive the enhanced 401(k) contribution in 2008.

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Defined Contribution Plans

All NEOs participate in a qualified 401(k) Plan that provides for a Company match of up to 6% of their earnings and a non- matching Company contribution of 8% of their compensation. Under the Supplemental Contribution Restoration Plans (SCRPs) the Company may make supplemental contributions that would otherwise be subject to limitations in the Internal Revenue Code based on the compensation of the executives.

Nonqualified Deferred Compensation Plans

Devon maintains a nonqualified Deferred Compensation Plan that allows eligible employees to defer cash compensation beyond the limits placed on the 401(k) Plan by the Internal Revenue Code and permits the Company to contribute a match to the extent that the match available under the qualified 401(k) Plan is limited.

For additional information on the plans and the value of accumulated benefits for the NEOs under the various plans described in this “Retirement Benefits” section, please refer to the “Pension Benefits” section beginning on page 58 and the “Nonqualified Deferred Compensation Plan” section beginning on page 60.

Other Benefits

Details regarding the perquisites made available to Devon’s executives may be found in the “All Other Compensation” table on page 55. The perquisites for 2022 were:

•	limited personal use of aircraft, as approved by the President and CEO;

•	an executive physical;

•	a reimbursement program for financial planning services; and

•	a Company match, up to $10,000, of charitable contributions made to non-profit organization(s) by the executive.

Post-Termination or Change-in-Control Benefits

Devon maintains an employment agreement with each of the NEOs. These agreements do not guarantee continued employment, but they do place certain restrictions on the executives during and after their employment with the Company. Through these agreements, each NEO is provided certain additional compensation if employment is involuntarily terminated other than for “cause” or if the NEO voluntarily terminates employment for “good reason,” as those terms are defined in the relevant agreements. Also, in these situations, the applicable NEO fully vests in any unvested LTI awards subject to certain covenants and agreements and proration as described below. The agreements also provide certain benefits in the event of a termination within a two-year period following a change-in-control.

The employment agreements do not include “gross-up” provisions that obligate the Company to pay an additional amount to the NEO if benefits under the agreement or any other Company arrangement are subject to the tax imposed on excess parachute payments by Section 4999 of the Internal Revenue Code.

The Company’s award agreements for LTI granted to the NEOs provide that officers who meet certain years-of-service and age criteria are eligible to continue to vest as scheduled in outstanding awards following retirement subject to certain covenants and agreements. See page 64 for additional details.

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The unvested shares underlying LTI awards are eligible for continued or accelerated vesting post termination in the case of a severance- related employment termination or a retirement. Such terminations occurring prior to the first anniversary of the grant date result in a pro-rata reduction in the number of shares eligible for continued or accelerated vesting post termination.

Arrangements with post-termination and change-in-control benefits are typical in the oil and gas industry and necessary in order to compete for executive talent. Please refer to the “Potential Payments Upon Termination or Change-in-Control” section beginning on page 62 for detail on amounts that could be payable under certain scenarios and additional information on the Company’s employment agreements.

Stock Ownership Guidelines

Ownership of Devon’s stock by the executives aligns their interests with the interests of Devon’s stockholders. Accordingly, the Board maintains stock ownership guidelines that require each executive officer who has served in such capacity for at least five years to own shares of common stock at least equal in value to a multiple of his or her base salary. The guidelines establish the following minimum ownership levels:

Officer Title	Share Ownership Requirement

President and CEO	Six times base salary

Other Named Executive Officers	Three times base salary

The guidelines require an executive officer who has served in such capacity less than five years to maintain ownership of at least one-half of the shares of Devon common stock received through equity-based awards from the Company (net of taxes) until the officer meets his or her ownership requirement.

Compliance with the ownership guidelines is determined at the end of each year. As of December 31, 2022, the NEOs held stock in excess of the levels required in the guidelines. The executives have historically maintained share ownership levels well above the Company’s guidelines. For purposes of calculating share ownership levels, the Board includes:

(i)	shares owned directly by the officer and his or her immediate family members who share the same household,

(ii)	shares owned beneficially by the officer and his or her immediate family members who share the same household, and

(iii)	unvested restricted stock.

For additional detail on the stock owned by NEOs, please refer to “Security Ownership of Management” table on page 76.

Pledging and Hedging Guidelines

The Company also has a policy that prohibits Devon employees, officers, and directors from trading in Devon securities on a short-term basis, entering short sales, and buying or selling puts, calls, or similar instruments. The policy also discourages Devon employees, officers, and directors from placing standing or limit orders and prohibits executive officers and directors from pledging or hedging Devon stock, buying Devon stock on margin, or holding Devon stock in a margin account. The hedging prohibition covers any transaction that is designed to hedge or offset any decrease in the market value of Devon stock, including, but not limited to, prepaid variable forward contracts, equity swaps, collars, and exchange funds.

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Compensation Program and Risk-Taking

The Company’s executive compensation program is designed to provide executive officers incentives for the achievement of near-term and long-term objectives, in a manner that motivates executives to take measured and appropriate risk. As part of its review of the impact of the Company’s executive compensation programs on the Company’s risk profile and risk management, the Committee noted the following factors that discourage the Company’s executives from taking unnecessary or excessive risk:

•	the Company’s operating strategy and related compensation philosophy;

•	the effective balance of Devon’s compensation program between cash and equity, near-term and long-term focus, corporate and individual performance, and financial and non-financial performance;

•	a multi-faceted approach to performance evaluation and compensation that does not reward an executive for engaging in risky behavior to achieve one objective to the detriment of other objectives;

•	significant executive stock ownership pursuant to Devon’s stock ownership guidelines; and

•	the Board’s annual risk assessment process.

Based on this review, the Committee believes that the executive compensation programs do not encourage executives to take unnecessary or excessive risk.

Policy for Recovery of Compensation (Clawback Policy)

The Company has a policy concerning the recovery of bonuses, incentives, and equity-based compensation awarded to executive officers under certain circumstances (the Clawback Policy). In the event of a restatement of the Company’s financial statements that leads to a revision of one or more performance measures on which a bonus or other incentive compensation was based, the Committee may require reimbursement or forfeiture of all or a portion of any bonus or incentive compensation subject to the Clawback Policy.

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COMPENSATION COMMITTEE REPORT

The Committee has reviewed and discussed the preceding Compensation Discussion and Analysis section with management and, based on such review and discussions, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement.

Compensation Committee

Robert A. Mosbacher, Jr., Chair	John E. Bethancourt	Ann G. Fox	Kelt Kindick	Karl F. Kurz	Duane C. Radtke

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SUMMARY COMPENSATION TABLE

The following table and accompanying footnotes summarize the compensation earned, awarded, paid, or attributed to the NEOs for the years indicated below. The NEOs are the President and Chief Executive Officer, the Chief Financial Officer, and three other executive officers of the Company serving as of December 31, 2022. This table should be read together with the Compensation Discussion and Analysis (starting on page 37 of this Proxy Statement), which includes information about Company performance for 2022, the Company’s compensation philosophy and objectives, the programs and plans that underlie executive officer compensation opportunities, and the Committee’s process for awarding compensation.

Name and Principal Position	Year	Salary ($)[1]	Stock Awards ($)[2]	Non-Equity Incentive Plan Compensation ($)[3]	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)[4]	All Other Compensation ($)[5]	Total ($)

Richard E. Muncrief	2022 2021	1,132,577 1,045,000	10,404,927 8,310,964	2,442,100 2,336,400	0 0	545,173 222,183	14,524,777 11,914,547
President and Chief
Executive Officer

Jeffrey L. Ritenour	2022	638,362	3,805,243	952,900	0	254,304	5,650,809

Executive Vice President	2021	620,000	2,374,583	987,700	0	253,316	4,235,599

and Chief Financial Officer	2020	616,923	2,796,697	418,500	87,211	315,633	4,234,964

Clay M. Gaspar	2022 2021	638,362 589,000	4,518,726 3,609,362	1,058,800 1,097,400	0 0	279,155 124,210	6,495,043 5,419,972
Executive Vice President
and Chief Operating Officer

David G. Harris	2022	628,108	3,805,243	937,600	0	250,059	5,621,010

Executive Vice President and	2021	610,000	2,374,583	971,700	0	144,762	4,101,045

Chief Corporate Development Officer	2020	600,769	2,796,697	411,800	0	243,499	4,052,765

Dennis C. Cameron	2022	496,154	2,378,276	660,000	0	192,956	3,727,386
Executive Vice President
and General Counsel

[1]

At its January 2022 meetings, the Committee increased Mr. Muncrief’s annual base salary rate to $1,138,500, Mr. Ritenour’s annual base salary rate to $641,700, Mr. Gaspar’s annual base salary rate to $641,700, Mr. Harris’s annual base salary rate to $631,400, and Mr. Cameron’s annual base salary rate to $500,000. These rates took effect on February 12, 2022.

[2]

The dollar amounts reported in this column represent the aggregate grant date fair values of the stock awards, as determined pursuant to FASB ASC Topic 718, excluding the effect of estimated forfeitures. The assumptions used to value stock awards are discussed in Note 4 – Share-Based Compensation of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. For restricted stock, values are based on the closing price of the Company’s common stock on the grant date. In valuing the PSU awards, the Company used a Monte Carlo simulation. The grant date fair value of the PSU awards was determined based on the vesting at target of the units awarded, which is the performance the Company believed was probable on the grant date. If a maximum, rather than target, number of shares is used to determine the maximum award opportunity for the NEOs for the 2022 PSU awards, the grant date value of the awards is as follows: Mr. Muncrief, $13,809,762; Mr. Ritenour, $5,050,452; Mr. Gaspar, $5,997,412; Mr. Harris, $5,050,452; and Mr. Cameron, $3,156,533.

[3]	This column reflects performance bonuses awarded to the NEOs.

[4]

The dollar amounts reported in this column reflect the aggregate change in the actuarial present value of each participating NEO’s accumulated benefits under the Company’s Defined Benefit Plan during the applicable year. The amounts shown for each year do not reflect payments made to the executives during the applicable year. None of the NEOs received above market or preferential earnings on deferred compensation in any of the reported years. For Mr. Ritenour, the actuarial present value of his pension benefit decreased by $148,113 in 2022 due to a difference in the discount rate required to be used in the calculation of his benefit. Messrs. Muncrief, Gaspar, Harris, and Cameron joined the Company after Devon’s Defined Benefit Plan was closed to new participants in 2007. At the time the plan closed to new participants, Mr. Ritenour elected to freeze his participation in this plan and instead participate in the Company’s enhanced defined contribution plan. Under the Defined Benefit Plan, Mr. Ritenour continues to earn years of vesting service only.

[5]	Details for the amounts shown in this column for 2022 are reflected in the supplemental table immediately below.

54	Commitment Runs Deep

EXECUTIVE COMPENSATION (cont’d)

The following supplemental table shows the components of “All Other Compensation” for 2022 in the Summary Compensation Table.

Name	Group Term Life Insurance Premiums ($)	401(k) Plan Employer Match and Retirement Contribution ($)	Deferred Compensation Plan Employer Match ($)	Defined Contribution Restoration Plan and Supplemental Contribution Plan Employer Contribution ($)	Other Perquisites ($)[1]	Charitable Match ($)	Total ($)

Richard E. Muncrief	7,524	40,500	189,839	255,318	51,992	—	545,173

Jeffrey L. Ritenour	1,710	40,500	79,264	107,885	14,945	10,000	254,304

Clay M. Gaspar	2,622	40,500	85,846	116,661	23,526	10,000	279,155

David G. Harris	1,710	40,500	77,688	105,785	14,376	10,000	250,059

Dennis C. Cameron	7,463	40,500	51,825	71,300	11,868	10,000	192,956

[1]

The Company offers minimal perquisites to executives. Executives are eligible for financial planning services, an annual executive physical exam, and limited, pre-approved personal use of Company aircraft, which may include travel for any immediate family members of such NEO included on the trip. Mr. Muncrief’s perquisites included personal use of Company aircraft ($38,103), financial planning reimbursement ($7,952), and executive physical ($5,937). In addition to the charitable match, (i) Mr. Ritenour’s perquisites included financial planning reimbursement ($11,342) and executive physical ($3,603), (ii) Mr. Gaspar’s perquisites included personal use of Company aircraft ($11,658) and financial planning reimbursement ($11,868), (iii) Mr. Harris’s perquisites included financial planning reimbursement ($10,750) and executive physical ($3,626) and (iv) Mr. Cameron’s perquisites included financial planning reimbursement ($11,868).

55	Commitment Runs Deep

EXECUTIVE COMPENSATION (cont’d)

GRANTS OF PLAN-BASED AWARDS

The following Grants of Plan-Based Awards table sets forth information concerning performance bonuses, restricted stock, and performance share units granted during 2022 for the NEOs as described below. The long-term incentive awards reflected below are the only equity-based incentives granted to the NEOs in the year.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]			All Other Stock Awards: Number of Shares of Stock or Units (# shares)	Grant Date Fair Value of Stock Awards[3] ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (# shares)	Target (# shares)	Maximum (# shares)

Richard E. Muncrief	1/25/2022	740,050	1,480,100	2,960,200	-	-	-	-	-
	2/10/2022	-	-	-	-	-	-	67,025	3,500,046
	2/10/2022	-	-	-	50,269	100,537	201,074	-	6,904,881

Jeffrey L. Ritenour	1/25/2022	288,750	577,500	1,155,000	-	-	-	-	-
	2/10/2022	-	-	-	-	-	-	24,512	1,280,017
	2/10/2022	-	-	-	18,384	36,768	73,536	-	2,525,226

Clay M. Gaspar	1/25/2022	320,850	641,700	1,283,400	-	-	-	-	-
	2/10/2022	-	-	-	-	-	-	29,108	1,520,020
	2/10/2022	-	-	-	21,831	43,662	87,324	-	2,998,706

David G. Harris	1/25/2022	284,150	568,300	1,136,600	-	-	-	-	-
	2/10/2022	-	-	-	-	-	-	24,512	1,280,017
	2/10/2022	-	-	-	18,384	36,768	73,536	-	2,525,226

Dennis C. Cameron	1/25/2022	200,000	400,000	800,000	-	-	-	-	-
	2/10/2022	-	-	-	-	-	-	15,320	800,010
	2/10/2022	-	-	-	11,490	22,980	45,960	-	1,578,266

[1]

The evaluation of the Company’s preset performance scorecard goals for the year may result in a bonus payment of zero. The amounts shown in the columns reflect a range of possible payouts for the performance bonus awards made on the dates indicated; “Threshold ($)” assumes achievement of Threshold results on each scorecard measure used to evaluate 2022 Company performance and “Maximum ($)” assumes achievement of Maximum results on each scorecard measure used to evaluate 2022 Company performance. Performance related to these awards was determined by the Committee following the end of the year and amounts were paid shortly thereafter. The awards were earned and paid at 165% of target levels; actual payouts under these awards are shown in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. Please refer to “Annual Performance Bonus” on page 43 for more information about 2022 performance bonus goal establishment, evaluation, and determination of actual payments to executives.

[2]

The evaluation of the Company’s performance for the period may result in a payout of zero shares. The amounts in the “Threshold,” “Target,” and “Maximum” columns reflect the range and midpoint of possible payouts for the PSU awards made on the dates indicated. All awards were made under the 2017 LTIP, prior to the adoption of the 2022 LTIP. The amounts reported for the table’s rightmost column represent the aggregate grant date fair values of the PSUs determined pursuant to FASB ASC Topic 718, excluding the effect of estimated forfeitures. The grant date fair value of the PSU awards was determined based on the vesting at target of the units awarded, which is the performance the Company believed was probable on the grant date. For more information, please see the discussion of “Long-Term Incentives” starting on page 45 of this Proxy Statement. Dividends on the awards are not paid until shares vest. As of December 31, 2022, the awards reflected in this table were trending at 125% of target payout.

[3]

The amounts reported in the table’s rightmost column reflect the value of the RSA made on the date indicated. The value is calculated using the face-value method (the closing price of the Company stock as of the grant date multiplied by the number of shares granted). The award was made under the 2017 LTIP, prior to the adoption of the 2022 LTIP. 25% of the shares granted vest on the anniversary of the grant date and 25% will vest on each of the 2nd, 3rd, and 4th anniversaries of the grant date.

56	Commitment Runs Deep

EXECUTIVE COMPENSATION (cont’d)

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table shows the outstanding equity awards held by the NEOs as of December 31, 2022.

	OptionAwards[1]				Stock Awards
							Equity Incentive Plan Awards:
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)[2]	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[2]

Richard E. Muncrief	42,582	-	41.53	3/3/2024	508,927[5]	31,304,100

					133,047[7]	8,183,721	279,114[6]	17,168,302

					67,025[9]	4,122,708	125,671[8]	7,730,039

Jeffrey L. Ritenour	-	-	-	-	12,284[3]	755,589

					93,008[4]	5,720,922

					27,729[5]	1,705,611

					38,014[7]	2,338,241	79,747[6]	4,905,238

					24,512[9]	1,507,733	45,960[8]	2,827,000

Clay M. Gaspar	-	-	-	-	221,018[5]	13,594,817

					57,781[7]	3,554,109	121,215[6]	7,455,935

					29,108[9]	1,790,433	54,578[8]	3,357,062

David G. Harris	-	-	-	-	5,897[3]	362,724

					93,008[4]	5,720,922

					27,729[5]	1,705,611

					38,014[7]	2,338,241	79,747[6]	4,905,238

					24,512[9]	1,507,733	45,960[8]	2,827,000

Dennis C. Cameron	-	-	-	-	81,147[5]	4,991,352

					22,809[7]	1,402,982	47,848[6]	2,943,130

					15,320[9]	942,333	28,725[8]	1,766,875

[1]	The Option Awards were granted by WPX from the 2013 WPX Energy, Inc. Incentive Plan, as amended (the WPX Plan), and assumed by Devon upon the Merger. All awards are 100% vested.

[2]	Based on a stock price of $61.51, the last closing price of Devon’s common stock in 2022.

[3]

The rows reflect RSAs granted in 2019. With each grant, 25% of the shares vest (or vested) on each anniversary of the grant date (i.e., on February 10, 2020, February 10, 2021, February 10, 2022, and February 10, 2023).

[4]

For PSUs granted in 2020, the number of shares listed is based on the trending level of performance as of December 31, 2022 (167.7%) for the three- year period from January 1, 2020 to December 31, 2022. At its January 2023 meeting, the Committee determined that the Company’s TSR for such period ranked 1st in the 12-member peer group, which could have provided for a payout of 200% of target. The grant’s value on the last day of the performance period was greater than the “Payout Value Limit” under the terms of the grant agreement, reducing the payout from 200% of target. After the end of 2022, the Committee certified a performance at 167.7% of target and earned shares were released on February 10, 2023.

[5]

The rows reflect RSAs granted in 2020. With each grant, 25% of the shares vest (or vested) on each anniversary of the grant date (i.e., on February 10, 2021, February 10, 2022, February 10, 2023, and February 10, 2024). For Messrs. Muncrief, Gaspar, and Cameron, the RSAs (i) relate to grants originally made by WPX which were assumed by Devon in connection with the Merger and (ii) provide that 33 1⁄3% of the shares vest (or vested) on each anniversary of the grant date (i.e. on March 1, 2021, March 1, 2022, and March 1, 2023).

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EXECUTIVE COMPENSATION (cont’d)

[6]

For PSUs granted in 2021, the number of shares listed is based on the trending level of performance as of December 31, 2022 (200%) for the three-year period from January 1, 2021 to December 31, 2023. The actual number of shares paid out will be based on the Company’s relative TSR, as determined by the Committee following the period pursuant to the grid set forth on page 47 of Devon’s 2021 proxy statement, and may be subject to certain limitations set forth in the applicable grant agreements at the time of settlement.

[7]

The rows reflect RSAs granted in 2021. With each grant, 25% of the shares vest (or vested) on each anniversary of the grant date (i.e., on February 10, 2022, February 10, 2023, February 10, 2024, and February 10, 2025).

[8]

For PSUs granted in 2022, the number of shares listed is based on the trending level of performance as of December 31, 2022 (125%) for the three-year period from January 1, 2022 to December 31, 2024. The actual number of shares paid out will be based on the Company’s relative TSR, as determined by the Committee following the period pursuant to the grid set forth on page 46 of Devon’s 2022 proxy statement, and may be subject to certain limitations set forth in the applicable grant agreements at the time of settlement.

[9]

The rows reflect RSAs granted in 2022. With each grant, 25% of the shares vest (or vested) on each anniversary of the grant date (i.e., on February 10, 2023, February 10, 2024, February 10, 2025, and February 10, 2026).

OPTION EXERCISES AND STOCK VESTED DURING 2022

The table below shows the number of shares of Devon’s common stock acquired during 2022 upon the exercise of stock options and the vesting of stock awards, each of which were granted to the NEOs in previous years.

	Options Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)[1]	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[2]
Richard E. Muncrief	20,000	507,800	492,582	28,831,832
Jeffrey L. Ritenour	-	-	144,777	7,560,255
Clay M. Gaspar	-	-	215,987	12,643,642
David G. Harris	-	-	83,794	4,375,723
Dennis C. Cameron	18,206	515,079	84,088	4,920,262

[1]

The dollar amounts shown in this column are determined by multiplying the number of options exercised by the difference between the per- share market price of underlying common stock at exercise and the per-share exercise price of the options.

[2]

The dollar amounts shown in this column are determined by multiplying the number of shares of common stock acquired upon vesting by the closing per-share market price of Devon’s common stock on the vesting date.

PENSION BENEFITS

Devon maintains a tax qualified defined benefit retirement plan and related trust for certain employees (Defined Benefit Plan). Mr. Ritenour, the only NEO eligible to participate in the plan, elected to have his benefit under the Defined Benefit Plan frozen. Messrs. Muncrief, Gaspar, Harris, and Cameron joined the Company after the Defined Benefit Plan was closed to new participants in 2007. As a result, they are not eligible for a benefit under any of Devon’s defined retirement benefit plans.

The following table shows the estimated present value, as of December 31, 2022, of accumulated retirement benefits as provided to Mr. Ritenour under the Defined Benefit Plan. Please refer to the discussion titled “Benefit Plans” below for additional details on Devon’s defined benefit plans.

58	Commitment Runs Deep

EXECUTIVE COMPENSATION (cont’d)

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)[1]	Payments During Last Fiscal Year ($)

Jeffrey L. Ritenour	Defined Benefit Plan	7	146,982		0

[1]

The present value of Mr. Ritenour’s accumulated benefits as of December 31, 2022 under the Defined Benefit Plan is calculated assuming 10% of participants would elect a single life annuity, 50% of participants would elect a lump sum, and 40% would elect a 100% joint and survivor annuity. The calculation assumes that Mr. Ritenour would begin receiving payments at normal retirement age (age 65) or when eligible for unreduced benefits, if earlier, and would be vested in those payments. The present value is calculated using the Pri-2012 mortality table with MP-2021 improvement scale, and a discount rate of 5.79% for the Defined Benefit Plan.

BENEFIT PLANS

Defined Benefit Plan

The Defined Benefit Plan is a qualified defined benefit retirement plan that provides benefits based upon employment service with Devon. Each eligible employee who retires is entitled to receive monthly retirement income based upon their final average compensation and years of credited service, and the retirement income is reduced by Social Security benefits payable to the employee. Alternatively, an eligible employee may elect a lump-sum payment at the time of retirement equivalent to the present value of the calculated annuity stream. Final average compensation consists of the average of the highest three consecutive years’ compensation from salary and cash performance bonuses out of the last 10 years. The definition of compensation under the Defined Benefit Plan includes salary and annual performance bonus. Mr. Ritenour elected to have his benefit under the plan frozen at the end of 2007, and effective as of December 31, 2020, the Company’s Defined Benefit Plan was amended to discontinue further benefit accruals.

Contributions by employees are neither required nor permitted under the Defined Benefit Plan. Benefits are computed based on straight-life annuity amounts. Benefits under the Defined Benefit Plan are limited for certain highly compensated employees, including the NEOs, in order to comply with certain requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and the Internal Revenue Code.

Normal Retirement

Employees, including Mr. Ritenour, are eligible for normal retirement benefits under the Defined Benefit Plan upon reaching age 65. Normal retirement benefits for the employees participating in the Defined Benefit Plan are equal to 65% of the participant’s final average compensation less any benefits due to the participant under Social Security, multiplied by a fraction, the numerator of which is his or her credited years of service (up to a maximum of 25 years) and the denominator of which is 25.

Defined Contribution Plan – 401(k) Plan

The 401(k) Plan is a qualified defined contribution plan that provides for a Company-matching contribution of up to 6% of compensation and a non-matching company contribution of 8%.

59	Commitment Runs Deep

EXECUTIVE COMPENSATION (cont’d)

NONQUALIFIED DEFERRED COMPENSATION1

The following table shows the contributions, earnings, distributions, and balances for 2022 under Devon’s nonqualified deferred compensation plan and supplemental contribution restoration plans, to the extent the respective NEO participates in such plans. Additional information regarding each plan is provided following the table.

Name	Executive Contributions in Last Fiscal Year ($)[1]	Company Contributions for Last Fiscal Year ($)[2]	Aggregate Earnings in Last Fiscal Year ($)[3,4]	Aggregate Distributions in Last Fiscal Year ($)[5]	Aggregate Balance at Last Fiscal Year End ($)[3,6]
Richard E. Muncrief
Deferred Compensation Plan	927,435	189,839	(134,074)	0	1,245,052
Supplemental Contribution Restoration Plans (SCRPs)	N/A	255,318	(27,051)	0	316,650
WPX Deferred Compensation Plan	N/A	N/A	(1,469,824)	0	4,690,288
WPX Restoration Plan	N/A	N/A	24,034	0	1,232,490
Jeffrey L. Ritenour
Deferred Compensation Plan	296,310	79,264	(68,284)	(1,532)	494,049
Supplemental Contribution Restoration Plans (SCRPs)	N/A	107,885	(22,466)	0	179,936
Clay M. Gaspar
Deferred Compensation Plan	104,146	85,846	(20,434)	0	224,824
Supplemental Contribution Restoration Plans (SCRPs)	N/A	116,661	(11,485)	0	143,621
WPX Deferred Compensation Plan	N/A	N/A	(254,911)	0	1,142,243
WPX Restoration Plan	N/A	N/A	(157,880)	0	605,845
David G. Harris
Deferred Compensation Plan	95,989	77,688	(28,654)	0	255,614
Supplemental Contribution Restoration Plans (SCRPs)	N/A	105,785	(19,991)	0	170,488
Dennis C. Cameron
Deferred Compensation Plan	70,125	51,825	(12,424)	0	146,539
Supplemental Contribution Restoration Plans (SCRPs)	N/A	71,300	(6,090)	0	86,563
WPX Deferred Compensation Plan	N/A	N/A	(7,930)	0	328,300
WPX Restoration Plan	N/A	N/A	(32,978)	0	431,063

“N/A” indicates the plan does not permit the participant or, as applicable, the Company to make contributions.

[1]

The amounts in this column are already included in, and are not in addition to, the amounts in the “Salary” or “Non-Equity Incentive Plan Compensation” columns in the Summary Compensation Table on page 54.

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EXECUTIVE COMPENSATION (cont’d)

[2]

The amounts in this column are already included in, and are not in addition to, the amounts in the “All Other Compensation” column of the Summary Compensation Table on page 54. Company contributions are made in arrears during the first month following the fiscal quarter during which the contributions were earned. Company contributions earned by the NEOs during 2022 were deposited in April, July, and October 2022 and January 2023.

[3]	Messrs. Muncrief, Gaspar, and Cameron participate in the WPX Deferred Compensation Plan and the WPX Restoration Plan. No new contributions may be made to these plans after December 31, 2021.

[4]

Earnings reflect the returns produced by the investments selected by the applicable NEO. For the Devon Plans, the investment options available to the NEOs are the same options available under the Company’s 401(k) Plan. As of December 31, 2022, investment options consisted of the following (returns for 2022 noted in parentheses): PIMCO Stable Income-Class 1 (1.79%); Global Low Volatility Fund (-10.04%); US Equity Index Fund (-19.20%); International Equity Index Fund (-16.25%); TCW Core Fixed Income (-14.25%); Fidelity Inflation Bond Index (-12.05%); Vanguard Total Bond Market (-13.16%); Vanguard Prime Money Market (1.55%). BlackRock LifePath Target-Date Funds (nine funds ranging from -15.25% to -18.30%). For the WPX Deferred Compensation Plan and the WPX Restoration Plan, the investment options are the same in each plan. As of December 31, 2022, investment options consisted of the following (returns for 2022 noted in parentheses): iShares Total US Stock Market Index (-19.07%); iShares MSCI Total International Index (-16.39%); Fidelity Inflation-Protected Bond Index (-12.05%); PIMCO Short Asset Investment (0.57%); TCW Core Fixed Income (-14.25%); Vanguard Total Bond Market Index (-13.16%); Vanguard Federal Money Market (1.55%); BlackRock LifePath Target-Date Funds (nine funds ranging from – 15.77% to -18.33%). The Company does not guarantee a level of investment return.

[5]	In-service distributions (if any) are made in accordance with the elections made by the NEO at the time of enrollment in the plan.

[6]

For the referenced plans, the Aggregate Balance reflects the changes in the plan balance for the NEOs due to contributions (executive and Company), earnings, and distributions. The amounts previously reported in the Summary Compensation Table as compensation to the NEOs are as follows: Mr. Muncrief – $132,960; Mr. Ritenour – $938,135; Mr. Gaspar – $56,077; and Mr. Harris – $402,819.

Nonqualified Deferred Compensation Plan

The Nonqualified Deferred Compensation Plan is designed to allow each participating employee, including the NEOs, to contribute up to 70% of his or her base salary and up to 100% of his or her performance bonus and receive a Company match beyond the contribution limits prescribed by the Internal Revenue Service with regard to Devon’s 401(k) Plan. The Nonqualified Deferred Compensation Plan provides executives a tax-effective means to defer a portion of their cash compensation at a minimal cost to the Company.

Unless otherwise distributed in accordance with the terms of a scheduled in-service withdrawal, a participant’s account is payable upon the earlier to occur of the participant’s separation from service, disability, change-in- control event, or death. Payment will be made in the form of a single lump sum unless the participant elects installment payments. In the case of a change-in-control event or death, distribution will be made within ninety days. If the participant experiences a separation from service, distribution will be made within ninety days unless the participant is a specified employee in which case payment will be delayed for six months.

A participant may elect to schedule an in-service withdrawal at least two years after the plan year in which deferrals were made in the form of a lump sum or quarterly installment payments over a period of one or more years. Payment will be made (or commence in the case of installments) within thirty days of the first business day of January in the year elected. However, in the event of death, disability, the occurrence of a change-in- control event or separation from service, payment of the participant’s account is determined without regard to any scheduled in-service withdrawal, which will be cancelled.

Investments under the plan mirror those provided to participants under the Company’s 401(k) Plan. Participants are always fully vested in any deferrals made to the plan; vesting of employer contributions follows the four- year graded vesting schedule under the Company’s 401(k) Plan. Vesting is accelerated due to death, disability, retirement, or attainment of normal retirement age (all as defined under the Company’s 401(k) Plan).

The WPX Deferred Compensation plan operated on substantially the same terms as the Devon plan prior to the 2021 merger of the companies. In the year of the Merger, contributions to the WPX plan ceased and NEO participants became participants in the Devon plan.

61	Commitment Runs Deep

EXECUTIVE COMPENSATION (cont’d)

Supplemental Contribution Restoration Plans

The Supplemental Contribution Restoration Plans (SCRPs) are the Company’s two nonqualified supplemental defined contribution plans. The purpose of the SCRPs is to ensure that participants in the 401(k) Plan who are eligible to receive the supplemental contribution receive the full supplemental contribution despite the limitations imposed by the Internal Revenue Code. A contribution will be made by the Company in an amount equal to the difference between the supplemental contribution that the Company would have contributed under the 401(k) Plan in the absence of the Internal Revenue Code limitations and the actual amount contributed.

Accounts under the SCRPs are payable upon the earlier to occur of a participant’s separation from service, disability, a change-in-control event, or death. Upon a participant’s death or a change-in-control event, a lump sum payment is made within ninety days. If a participant experiences a separation from service, the account is distributed in a lump sum within ninety days unless the participant is a specified employee in which case payment will be subject to a six-month delay.

Investments under the SCRPs mirror those provided to participants under the Company’s 401(k) Plan. Vesting under the plans follows the four-year graded vesting schedule under the Company’s 401(k) Plan. Vesting is accelerated due to death, disability, retirement or attainment of normal retirement age (all as defined under the Company’s 401(k) Plan).

The WPX Restoration plan operated on substantially the same terms as the Devon SCRPs prior to the Merger. In the year of the Merger, contributions to the WPX plan ceased and NEO participants became participants in the Devon plan.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Devon will be obligated to make certain payments to the NEOs or potentially accelerate the vesting of their equity awards and retirement benefits upon termination of their employment or upon a change-in-control of the Company pursuant to the following plans or agreements:

•	an “Employment Agreement” is applicable to the President and CEO and each of the Executive Vice Presidents,

•	the Defined Benefit Plan,

•	the 401(k) Plan,

•	the SCRPs, and

•	the Company’s Long-Term Incentive Plans (the Devon 2017 LTIP, the 2022 LTIP, and the WPX Plan).

Please refer to the discussion in the sections immediately above for information about each of the applicable pension plans and nonqualified deferred compensation plans that the NEOs participate in and may be eligible to receive benefits from in the event of a termination of employment or a change-in-control.

As specified below, the Employment Agreement with Devon’s NEOs provide the following rights to compensation in the event of employment termination.

62	Commitment Runs Deep

EXECUTIVE COMPENSATION (cont’d)

Accrued Payments Upon Termination of Employment

Upon termination under the agreements, the NEO is entitled to receive the accrued amounts earned during his or her term of employment, including:

(i)	any earned but unpaid salary through the date of termination,

(ii)	the annual performance bonus amount only if the NEO has been employed the entire year upon which such annual performance bonus is based, and

(iii)	amounts he or she is otherwise entitled to under Devon’s employee benefit plans (together, the “Accrued Amounts”).

Rights Upon Termination for Death or Disability

In addition to the Accrued Amounts, if the NEO’s employment terminates by reason of death or disability, the NEO is entitled to receive a pro rata share of any performance bonus for the performance period in which the day of termination occurs (based on the number of days worked in the performance period), payable at the same time it is payable to other participants in the performance bonus plan.

Rights Upon Termination Without Cause and Constructive Discharge

If the NEO’s employment is involuntarily terminated other than for “cause” or the NEO terminates for “good reason,” as those terms are defined in the employment agreements, then in addition to the Accrued Amounts, the NEO is entitled to the following:

•	under the Employment Agreement, a lump sum cash payment equal to three times the aggregate annual compensation which is equal to the sum of:

¡	the greater of (x) the NEO’s then-current annual base salary, or (y) the NEO’s annual base salary at any time during the two years before the termination date, and

¡	an amount equal to the largest annual performance bonus paid or payable to the NEO for the three consecutive calendar years prior to the date the NEO’s termination occurs,

•	payment of a pro rata share of any bonus for the performance period in which the day of termination occurs (based on the number of days worked in the performance period),

•	the same basic health and welfare benefits that the executive would otherwise be entitled to receive if the NEO was a Devon employee for 18 months following termination,

•	payment of an amount equal to 18 times the monthly COBRA premium,

•	the same level of life insurance benefits that the NEO would otherwise be entitled to receive if the NEO was a Devon employee for three years following termination, and

•

payment of a reasonable amount for outplacement services commensurate with the NEO’s title and position with the Company and other executives similarly situated in other companies in Devon’s peer group.

Termination Following a Change-in-Control

Under the agreements, if within 24 months following a change-in-control of the Company, the NEO:

•	is terminated without “cause” by Devon, or

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EXECUTIVE COMPENSATION (cont’d)

•

terminates his or her employment with Devon for “good reason,” as each of those terms are defined in the agreements, then, in addition to the Accrued Amounts and the rights set forth above in the section titled “Rights Upon Termination Without Cause and Constructive Discharge,” three years of service and age shall be added to the NEO’s actual years of service and actual age when determining the NEO’s entitlement under the Company’s Retiree Medical Benefit Coverage.

“Change-in-control” is defined as the date on which one of the following occurs:

•	an entity or group acquires 30% or more of Devon’s outstanding voting securities,

•	the incumbent Board ceases to constitute at least a majority of Devon’s Board, or

•	a merger, reorganization or consolidation is consummated, after stockholder approval, unless

¡	substantially all of the stockholders prior to the transaction continue to own more than 50% of the voting power after the transaction,

¡	no person owns 30% or more of the combined voting securities, and

¡	the incumbent Board constitutes at least a majority of the Board after the transaction.

Payment Conditions

The agreements require a NEO to execute a waiver agreement as a condition to receipt of the payments described in the sections “Rights Upon Termination Without Cause and Constructive Discharge” and “Termination Following a Change-in-Control” above. By executing the waiver, the NEO effectively releases Devon from any waivable claims. The agreements also include a non-disparagement provision and a non-solicitation provision covering employees of Devon and Devon’s affiliates that applies for 36 months following a NEO’s termination date under the Employment Agreement.

Long-Term Incentive Awards

Subject to the terms of the applicable LTIP under which an award is made, unvested portions of outstanding awards may be accelerated upon the retirement, disability, or termination of the NEO for an approved reason. Award agreements provide for automatic vesting upon the death of the NEO. The 2017 and 2022 LTIPs do not provide for the automatic acceleration of unvested portions of outstanding awards in the event of a change-in-control unless a job loss occurs or the acquiring company is not listed on a national securities exchange. The WPX Plan provided for acceleration of vesting of outstanding awards in the event of a job loss following a change-in-control. Devon award agreements provide that NEOs who meet certain years-of-service and age criteria are eligible to continue to vest as scheduled in outstanding awards following retirement subject to, among other things, annual execution of a confidentiality agreement that includes non-solicitation and non-competition covenants. Under the 2017 LTIP and 2022 LTIPs, employment terminations occurring prior to the first anniversary of the grant date may result in a pro rata reduction in the number of shares underlying the award depending on the circumstances of the termination pursuant to a formula that considers the number of days from the grant date to the termination date. PSUs that vest on an accelerated basis as a result of death will vest at the target award level. In the event of a change-in-control, treatment of PSUs is determined by whether an acquiring company assumes the awards.

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EXECUTIVE COMPENSATION (cont’d)

The following tables provide the estimated compensation and present value of benefits potentially payable to each NEO upon a termination of employment of the NEO. The benefit values shown do not include benefits that are broadly available to substantially all salaried employees. The amounts shown assume that a termination or change-in-control occurred on December 31, 2022. The actual amounts to be paid can only be determined at the time of an executive’s actual separation from the Company. The footnotes for each of the following tables are presented after the final table.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL1

Richard E. Muncrief

Benefits and Payments ($)	Retirement/ Voluntary Termination ($)	Termination Without Cause ($)	Termination With Cause ($)	Disability ($)	Death ($)	Change in Control - No Job Loss ($)	Change in Control - Job Loss ($)

Base Salary/ Performance Bonus[2]	0	12,867	0	2,442	2,442	0	12,867

SCRPs[6]	1,549	1,549	0	1,549	1,549	1,549	1,549

Accelerated Vesting of Restricted Stock[3,8]	0	43,159	0	0	43,611	0	43,611

Performance Share Units[4,8]	0	39,618	0	0	40,465	0	40,465

Other Benefits[5]	0	87	0	0	0	0	87

Total[7]	1,549	97,280	0	3,991	88,067	1,549	98,579

Jeffrey L. Ritenour

Benefits and Payments ($)	Retirement/ Voluntary Termination ($)	Termination Without Cause ($)	Termination With Cause ($)	Disability ($)	Death ($)	Change in Control - No Job Loss ($)	Change in Control - Job Loss ($)

Base Salary/ Performance Bonus[2]	0	5,841	0	953	953	0	5,841

SCRPs[6]	180	180	0	180	180	180	180

Accelerated Vesting of Restricted Stock[3,8]	0	6,142	0	0	6,307	0	6,307

Performance Share Units[4,8]	0	17,591	0	0	17,901	0	17,901

Other Benefits[5]	0	87	0	0	0	0	87

Total[7]	180	29,841	0	1,133	25,341	180	30,316

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EXECUTIVE COMPENSATION (cont’d)

Clay M. Gaspar

Benefits and Payments ($)	Retirement/ Voluntary Termination ($)	Termination Without Cause ($)	Termination With Cause ($)	Disability ($)	Death ($)	Change in Control - No Job Loss ($)	Change in Control - Job Loss ($)

Base Salary/ Performance Bonus[2]	0	6,276	0	1,059	1,059	0	6,276

SCRPs[6]	749	749	0	749	749	749	749

Accelerated Vesting of Restricted Stock[3,8]	0	18,743	0	0	18,939	0	18,939

Performance Share Units[4,8]	0	17,205	0	0	17,573	0	17,573

Other Benefits[5]	0	90	0	0	0	0	90

Total[7]	749	43,063	0	1,808	38,320	749	43,627

David G. Harris

Benefits and Payments ($)	Retirement/ Voluntary Termination ($)	Termination Without Cause ($)	Termination With Cause ($)	Disability ($)	Death ($)	Change in Control - No Job Loss ($)	Change in Control - Job Loss ($)

Base Salary/Performance Bonus[2]	0	5,747	0	938	938	0	5,747

SCRPs[6]	170	170	0	170	170	170	170

Accelerated Vesting of Restricted Stock[3,8]	0	5,749	0	0	5,914	0	5,914

Performance Share Units[4,8]	0	17,591	0	0	17,901	0	17,901

Other Benefits[5]	0	87	0	0	0	0	87

Total[7]	170	29,344	0	1,108	24,923	170	29,819

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EXECUTIVE COMPENSATION (cont’d)

Dennis C. Cameron

Benefits and Payments ($)	Retirement/ Voluntary Termination ($)	Termination Without Cause ($)	Termination With Cause ($)	Disability ($)	Death ($)	Change in Control - No Job Loss ($)	Change in Control - Job Loss ($)

Base Salary/ Performance Bonus[2]	0	4,178	0	660	660	0	4,178

SCRPs[6]	518	518	0	518	518	518	518

Accelerated Vesting of Restricted Stock[3,8]	0	7,233	0	0	7,337	0	7,337

Performance Share Units[4,8]	0	7,185	0	0	7,379	0	7,379

Other Benefits[5]	0	87	0	0	0	0	96

Total[7]	518	19,201	0	1,178	15,894	518	19,508

[1]	Values in thousands (except in footnotes).

[2]	The tables assume a December 31, 2022 employment termination. In such a scenario, each executive would be entitled to the performance bonus earned.

[3]	Values displayed for acceleration of vesting of restricted stock represent the 2022 year-end closing market price of Devon’s common stock, which was $61.51.

[4]

In the case of a without “cause” employment termination, performance share units remain outstanding for the duration of the performance period and thereafter pay out to the executive officer at the level earned based on the level of performance certified by the Committee. Values displayed represent the trending shares of outstanding grants multiplied by the 2022 year-end closing market price of Devon’s common stock, which was $61.51.

[5]

Executive officers are entitled to (i) the equivalent of 36 months of post-termination company-paid life insurance, coverage of $1,000,000, valued based on age; (ii) the equivalent of 18 months of continuing health benefits less applicable active employee premiums following termination without “cause” or following their termination in connection with a change in control; (iii) a payment in an amount equal to 18 times the monthly COBRA premium following termination without “cause” or following their termination in connection with a change in control; and (iv) outplacement services with a maximum value of $20,000. For Mr. Cameron, the amounts reported also include an enhancement in post-retirement medical benefits of approximately $8,112, upon a change in control.

[6]	The SCRPs are 100% vested for each NEO. Values for Messrs. Muncrief, Gaspar, and Cameron include account balances in the WPX Restoration Plan.

[7]

Devon’s nonqualified employee benefit plans, including the Deferred Compensation Plan, SCRPs, and employment agreements are subject, all or in part, to Section 409A of the Internal Revenue Code, which requires certain payments made under these plans and agreements to be delayed for six months following termination of employment.

[8]

In the case of a change in control, restricted stock only vests if the change in control results in a job loss for the NEO. For PSUs, shares only vest if change in control results in a job loss for the NEO or if the award is not assumed by the acquiring entity. The value shown anticipates that the award is assumed by the acquiring entity. If the award is not assumed by the acquiring entity, the PSUs vest at the target level but are pro-rated for the time of the performance period that has elapsed, which as of December 31, 2022 would be valued as follows: Mr. Muncrief, $12,972,931; Mr. Ritenour, $7,282,640; Mr. Gaspar, $5,633,988; Mr. Harris, $7,282,640; and Mr. Cameron, $2,341,727.

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EXECUTIVE COMPENSATION (cont’d)

CEO PAY RATIO

Section 953(B) of the Dodd-Frank Wall Street Reform and Consumer Protection Act requires certain public companies to disclose the median pay of Company employees, the method of determining median employee pay (the median of the total annual compensation of all employees other than the CEO), and the ratio of CEO pay to median employee pay. Devon’s employees, which are all located in the U.S., are included in the calculation of median pay based on Devon’s employee population as of December 31, 2022.

For CEO pay, Devon used the amount for 2022 reflected in the Summary Compensation Table for the Company’s current CEO (Richard E. Muncrief), which includes LTI granted in the year. In determining the median pay of employees, Devon at year end selected the median-paid employee by aggregating base pay, performance bonus, and LTI for the year. Once the median-paid employee was determined, the remaining compensation elements, such as Company retirement arrangement contributions, were added to the total in order to compare the same elements of compensation that are reflected for the current CEO within the Summary Compensation Table. Based on this methodology, CEO pay is $14.5 million, median employee pay is $180.7 thousand, and the ratio is 80:1.

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EXECUTIVE COMPENSATION (cont’d)

PAY VERSUS PERFORMANCE DISCLOSURE
As required by Item 402(v) of Regulation
S-K,
we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last three completed calendar years. “Compensation actually paid” includes payments made to executives during the applicable year such as salary, performance bonus, and various benefits. The SEC’s valuation methods for this section emphasize the changes in fair value of equity awards under applicable financial accounting standards, and as such, references to “compensation actually paid” below reflects the change in equity award values on the applicable calculation dates and does not necessarily reflect what our NEOs received year-to-year.
This is highlighted by the 2020 values in the Pay Versus Performance (PvP) Tables 1 and Table 2 below, where the “compensation actually paid” numbers are negative. The three PvP tables below, along with three PvP charts and their respective footnotes, are Devon’s disclosure to the new SEC requirements.
PvP Table 1: Named Executive Officer “Compensation Actually Paid”
1,10

Year	SCT Total CEO 2,4	“Compensation Actually Paid” to CEO 3,4	Average SCT Total for Other NEOs 2,5	Average “Compensation Actually Paid” to Other NEOs 3,5	Value of a $100 Investment in Devon Based on Cumulative TSR 6,10	Value of a $100 Investment in the Peer Group Based on Cumulative TSR 6,7,10	Post-Tax Net Income 8,10	CROCE 9,10

2022	$14,525	$ 30,810	$5,374	$ 8,665	$285	$143	$6.031B	62%

2021-Muncrief	$11,915	$ 39,748	$4,596	$12,245	$191	$121	$2.808B	39%
2021-Hager	$3,391	$ 31,575

2020	$13,355	($4,994)	$4,536	($444)	$65	$58	($2.688B)	27%

1
Dollar amounts are shown in thousands, except where otherwise indicated. Amounts in parentheses are negative. References to our CEO are also references to our principal executive officer (“PEO”) for purposes of this section.

2	“SCT Total” is the Summary Compensation Table’s total for the applicable year.

3	The calculation for “Compensation Actually Paid” is shown in “PvP Table 3”.

4	The CEO for each year is as follows:

2022: Richard E. Muncrief

2021: Richard E. Muncrief, from January 7
th
to the end of the year; David A. Hager, from January 1
st
to 6
th
. After January 6
th
, Mr. Hager assumed the position of Executive Chair of the Board of Directors until his retirement in early 2023.

2020: David A. Hager

5	The other NEOs for each year are as follows:

2022: Dennis C. Cameron, Clay M. Gaspar, David G. Harris, and Jeffrey L. Ritenour.

2021: Tana K. Cashion, Clay M. Gaspar, David G. Harris, Jeffrey L. Ritenour, and Lyndon C. Taylor.

2020: Tana K. Cashion, David G. Harris, Jeffrey L. Ritenour, and Lyndon C. Taylor.

6
“TSR” is Total Shareholder Return including reinvested dividends. It is a measure of finance performance indicating the growth or decline in an investment’s value over a specified period. For 2022, “Cumulative TSR” is measured from the last trading day of 2019 to the last trading day of 2022; for 2021, the range is the last trading day of 2019 to the last trading day of 2021; and for 2020, the range is the last trading day of 2019 to the last trading day of 2020. For Devon, Cumulative TSR for 2022, 2021, and 2020 was 185%, 91%, and
-35%,
respectively. For the Peer Group, Cumulative TSR was 43%, 21%, and
-42%
for the same periods.

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EXECUTIVE COMPENSATION (cont’d)

7
The 2022 peer group is the SPDR S&P Oil & Gas Exploration & Production ETF (Symbol: XOP). The 2021 peer group is comprised of APA Corporation, ConocoPhillips, Continental Resources, Diamondback Energy, Inc., EOG Resources, Inc., Marathon Oil Corporation, Ovintiv, Inc., Pioneer Natural Resources Company, and the S&P Midcap 400 Index. Cimarex Energy Co. is excluded from this Cumulative TSR calculation due to its subsequent acquisition, and the S&P Midcap 400 is excluded due to incomparability on a market capitalized basis. The 2020 peer group was comprised of APA Corporation, Chesapeake Energy Corporation, Cimarex Energy Co, Continental Resources, Inc., EOG Resources, Inc., Marathon Oil Corporation, Occidental Petroleum Corporation, Ovintiv, Inc., and Pioneer Natural Resources Company. Chesapeake Energy Corporation is excluded from this Cumulative TSR calculation due to the impact of their subsequent bankruptcy filing, and Cimarex Energy Co. is excluded due to the company’s subsequent acquisition.

8	Post-Tax Net Income is disclosed in the Comprehensive Statements of Consolidated Earnings of Devon’s annual report as “Comprehensive earnings (loss) attributable to Devon.

9
Cash Return on Capital Employed (CROCE) is an important financial measure used by the Company to link “compensation actually paid” to Company performance because of the importance of capital efficiency to successful operations in the oil and gas exploration and production industry. In Devon’s annual performance scorecard published in the “Annual Performance Bonus” section of this Proxy Statement (and the same section title in the 2021 and 2020 proxy statements), CROCE was weighted as the joint-highest measure of performance on preset annual goals. The Company’s other important financial measures used to link “compensation actually paid” to Company performance are used to calculate Devon’s Annual Performance Bonus and can be found on page 43.

10	The PvP Charts below illustrate the relationship between various performance measures and “Compensation Actually Paid.”
PvP Table 2: Other Measures important in Linking Performance to “Compensation Actually Paid”

Other Important Measures 1

Free Cash Flow (FCF)	Emissions Reduction	ESG & Community Engagement	Total Oil & Gas Production	Total Capital Expenditures

1
These are the measures, in addition to CROCE, used to determine 2022 NEO performance bonuses. For more information on measures used to determine performance bonuses, see section “Annual Performance Bonus” in this Proxy Statement and similar disclosures in prior proxy statements.

PvP Table 3: Converting Summary Compensation Table Total to “Compensation Actually Paid”
1,2
,3

			Subtract (-)	Subtract (-)	Add (+)	Add (+)	Equals (=)
Year	Executive	SCT Total Compensation	Fair Value of Stock-Based Awards Granted During the Year	Change in Pension Value for the Year	The difference in the fair value from start to end of the year for all stock awards outstanding 4	Pension Service Cost and Cost of Additional Pension Benefits Due to Plan Amendment	“Compensation Actually Paid”
2022	CEO	$14,525	$10,405	$0	$26,691	$0	$30,810
	Other NEO Average	$5,374	$3,717	$0	$7,008	$0	$8,665
2021	CEO-Muncrief	$11,915	$8,311	$0	$36,144	$0	$39,748
	CEO-Hager	$3,391	$712	$0	$28,897	$0	$31,575
	Other NEO Average	$4,596	$1,881	$0	$9,530	$0	$12,245
2020	CEO	$13,355	$9,509	$0	($8,840)	$0	($4,994)
	Other NEO Average	$4,536	$2,405	$1,038	($1,904)	$368	($444)

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EXECUTIVE COMPENSATION (cont’d)

1	Dollar amounts are shown in thousands, except where otherwise indicated. Amounts in parentheses are negative. References to our CEO are also references to our PEO for purposes of this section.

2	The CEO for each year is as follows:

2022: Richard E. Muncrief

2021: Richard E. Muncrief, from January 7
th
to the end of the year; David A. Hager, from January 1
st
to 6
th
. After January 6
th
, Mr. Hager assumed the position of Executive Chair of the Board of Directors until his retirement in early 2023.

2020: David A. Hager

3	The other NEOs for each year are as follows:

2022: Dennis C. Cameron, Clay M. Gaspar, David G. Harris, and Jeffrey L. Ritenour.

2021: Tana K. Cashion, Clay M. Gaspar, David G. Harris, Jeffrey L. Ritenour, and Lyndon C. Taylor.

2020: Tana K. Cashion, David G. Harris, Jeffrey L. Ritenour, and Lyndon C. Taylor.

4
The process for determining the change in fair value under applicable financial accounting standards for stock-based compensation for this exhibit is substantially similar to that used for determining accounting value at the time of grant. For RSAs, the fair value is determined by multiplying the Fair Market Value of the underlying stock by the number of shares granted. For the interim calculations in this table, the product of the shares outstanding multiplied by the stock price at the beginning of the year (or at grant) is subtracted from the same calculation at the end of the year (or at vest). To determine grant value of PSUs, a Monte-Carlo simulation assimilating 10,000 potential outcomes is used. The Monte-Carlo simulation was rerun at the beginning and end of the year covered by this disclosure to create the interim valuations required. The table below reconciles the change in fair value of outstanding stock-based compensation awards for the period covered by this disclosure; amounts are shown in thousands. No awards were forfeited by NEOs during this period. Dividend equivalents earned on grants are included in the fair value of the awards and no other payments were made.

Items Added (Subtracted) to Determine Change in Fair Value	2022		2021			2020
	CEO	Other NEO Average	CEO - Muncrief	CEO - Hager	Other NEO Average	CEO	Other NEO Average

Grant Date Fair Value – Awards Made During Year	($10,405)	($3,627)	($8,311)	($712)	($2,351)	($9,509)	($2,405)

Year End Fair Value – Awards Made During Year	$13,005	$4,533	$18,136	$1,555	$5,130	$7,572	$1,915

Change in Fair Value – Awards Outstanding During Year	$15,003	$4,105	$24,292	$17,015	$5,653	($4,435)	($935)

Change in Fair Value – Awards Vesting During Year	$9,088	$1,997	$2,027	$11,040	$1,653	($2,469)	($479)

Total Change in Fair Value	$26,691	$7,008	$36,144	$28,897	$9,530	($8,840)	($1,904)

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EXECUTIVE COMPENSATION (cont’d)

PvP Charts: Relationship Between Performance Measures and “Compensation Actually Paid”
The following charts illustrate the relationship between “Compensation Actually Paid” and performance on the measures identified in PvP Table 1 above.
Total Shareholder Return and “Compensation Actually Paid”
1,2,3,4

Cash Return on Capital Employed (CROCE) and “Compensation Actually Paid”
1,2,3,5

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EXECUTIVE COMPENSATION (cont’d)

Post-Tax
Net Income and “Compensation Actually Paid”
1,2,3,6

1	All dollar amounts shown in thousands unless otherwise labeled.

2	The CEO for each year is as follows:

2022: Richard E. Muncrief

2021: Richard E. Muncrief, from January 7
th
to the end of the year; David A. Hager, from January 1
st
to 6
th
. After January 6
th
, Mr. Hager assumed the position of Executive Chair of the Board of Directors until his retirement in early 2023.

2020: David A. Hager

3	The other NEOs for each year are as follows:

2022: Dennis C. Cameron, Clay M. Gaspar, David G. Harris, and Jeffrey L. Ritenour.

2021: Tana K. Cashion, Clay M. Gaspar, David G. Harris, Jeffrey L. Ritenour, and Lyndon C. Taylor.

2020: Tana K. Cashion, David G. Harris, Jeffrey L. Ritenour, and Lyndon C. Taylor.

4	TSR, including reinvested dividends, is the performance measure on which the stock-based compensation component of “Compensation Actually Paid” is based.

5
CROCE is an important financial measure used by the Company to link “compensation actually paid” to Company performance because of the importance of capital efficiency to successful operations in the oil and gas exploration and production industry. In Devon’s annual performance scorecard published in the “Annual Performance Bonus” section of this Proxy Statement (and the same section title in the 2021 and 2020 proxy statements), CROCE was weighted the joint-highest measure of performance on preset annual goals. The calculation for CROCE can be found in Appendix A to this document.

6
Post-Tax
Net Income is a measure of profitability. These numbers are reported as “Comprehensive earnings (loss) attributable to Devon” in the Company’s annual Consolidated Statements of Comprehensive Earnings. During the period covered by this disclosure, Devon did not tie any compensation plans or programs directly to this measure.

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EXECUTIVE COMPENSATION (cont’d)

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information about Devon’s common stock as of December 31, 2022, that may be issued under Devon’s equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of Securities Remaining available for Future Issuance under Equity Compensation Plans (excluding Securities reflect in Column (a)) (c) 3,4
Equity compensation plans approved by security holders	2,727,026 1	$40.23 2	40,038,245
Equity compensation plans not approved by security holders	0	0	0
Total	2,727,026 1	$40.23 2	40,038,245

1
Represents 51,254 outstanding options, 1,841,259 outstanding performance share units, and 834,513 outstanding restricted stock units. Shares for performance share units are included assuming target payout but may be paid out at greater or lesser amounts, or not at all, according to the achievement of performance goals. Devon assumed and became the administrator of the WPX Plan at the time of the closing of the Merger in January 2021. Of the 2,727,026 shares reflected in column (a), 834,513 and 51,254 represent outstanding restricted stock units and options, respectively, granted under the WPX Plan.

2	The weighted-average exercise price only applies to stock options.

3
Represents shares available for issuance pursuant to awards under the 2022 LTIP, which may be in the form of stock options, restricted stock awards, restricted stock units, performance units, or stock appreciation rights. Other than the 2022 LTIP, no new awards will be made under any other Devon long-term incentive plan in effect as of December 31, 2022. Under the 2022 LTIP, any shares granted as stock options or stock appreciation rights count against the number of securities available for future issuance under the 2022 LTIP as one share for each share granted. With respect to any other awards under the 2022 LTIP, any shares granted count against the number of securities available for future issuance under the 2022 LTIP as 1.74 shares for each share granted. The 2022 LTIP also provides that shares covered by awards under any Devon long-term incentive plans that are forfeited, cancelled, or expire after the effective date of the 2022 LTIP are added to the shares available for issuance under the 2022 LTIP.

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OUR STOCKHOLDERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth the only persons known to the Company to be the owners of more than five percent of the outstanding shares of the Company’s common stock as of December 31, 2022 (unless an earlier date is noted), based on the information available as of March 31, 2023, according to reports filed with the SEC:

	Common Stock
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class[1]

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	77,845,552	[2]	12.10%

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	56,828,011	[3]	8.83%

State Street Corporation State Street Financial Center One Lincoln Street Boston, MA 02111	43,147,852	[4]	6.70%

[1]	Percentage calculated using the Company’s outstanding share count as of April 10, 2023.

[2]

Information based on a Schedule 13G/A filed with the SEC on February 9, 2023. That filing indicates that The Vanguard Group has sole voting power as to none of the shares, shared voting power as to 937,604 shares, sole dispositive power as to 75,122,510 shares, and shared dispositive power as to 2,723,042 shares.

[3]

Information based on a Schedule 13G/A filed with the SEC on January 25, 2023. That filing indicates that BlackRock, Inc. has sole voting power as to 52,261,322 shares, shared voting power as to none of the shares, sole dispositive power as to 56,828,011 shares, and shared dispositive power as to none of the shares.

[4]

Information based on a Schedule 13G/A filed with the SEC on February 6, 2023. That filing indicates that State Street Corporation has sole voting power as to none of the shares, shared voting power as to 40,902,890 shares, sole dispositive power as to none of the shares, and shared dispositive power as to 43,019,375 shares.

75	Commitment Runs Deep

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (cont’d)

Security Ownership of Management

The following table sets forth as of March 31, 2023, the number and percentage of shares of our common stock beneficially owned by each of our named executive officers, Directors, and Director nominees and by all our executive officers, Directors, and Director nominees as a group. Unless otherwise noted, the persons named below have sole voting and investment power of their respective beneficially owned shares.

	Common Stock
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership[1]		Percent of Class

Richard E. Muncrief*	1,958,050	[2]	**

Clay M. Gaspar	671,207	[3]	**

Jeffrey L. Ritenour	340,847		**

David G. Harris	258,498	[4]	**

Dennis C. Cameron	226,710		**

John E. Bethancourt*	95,610	[5]	**

Tana K. Cashion	89,063		**

Duane C. Radtke*	78,473		**

Barbara M. Baumann*	76,636		**

Robert A. Mosbacher, Jr.*	73,944		**

Karl F. Kurz*	71,930		**

Kelt Kindick*	65,258	[6]	**

John Krenicki Jr.*	44,166		**

Valerie M. Williams*	29,649		**

Ann G. Fox*	26,858		**

Gennifer F. Kelly*	1,624		**

Michael N. Mears*	1,624		**

All of our Directors and executive officers as of March 31, 2023, as a group (17 persons)	4,082,647	[7]	**

*	Director

**	Less than 1%

[1]

For purposes of this table, shares beneficially owned include shares of common stock (including unvested shares of restricted stock granted under the 2017 and 2022 LTIP with respect to which executive officers and Directors have voting power) as well as shares of common stock that can be acquired through the exercise of stock options within 60 days of March 31, 2023. In addition, amounts include restricted stock units held subject to the terms of the WPX Plan by certain Directors over which such individuals have no voting or investment power, as follows: Mr. Kurz, 16,017; and Ms. Williams, 25,651.

[2]

Includes (i) 42,582 shares that are deemed beneficially owned pursuant to stock options held by Mr. Muncrief and (ii) 153,430 shares held in a foundation in which Mr. Muncrief shares voting and investment control.

[3]	Includes 194,175 shares held through a trust of which Mr. Gaspar’s spouse is the sole trustee.

[4]	Includes 14,717 shares held through trusts in which Mr. Harris shares voting and investment control.

[5]	Includes 941 shares held through a trust in which Mr. Bethancourt shares voting and investment control.

[6]	Includes 42,590 shares owned by a trust of which Mr. Kindick’s spouse is both the sole trustee and the sole beneficiary.

[7]

Includes 42,582 shares that are deemed beneficially owned pursuant to stock options held by Mr. Muncrief, as well as 41,668 restricted stock units held by certain Directors subject to the terms of the WPX Plan.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that Devon’s Directors, executive officers, and 10% stockholders file with the SEC reports concerning their ownership, and changes in their ownership, of Devon equity securities. Based solely upon a review of Forms 3, 4, and 5, and amendments thereto, furnished to us during and with respect to our most recently completed fiscal year, and any written representations of reporting persons, we believe the reporting persons timely filed all reports required by Section 16(a) during 2022.

77	Commitment Runs Deep

AGENDA ITEM 5.

APPROVE AN AMENDMENT TO THE COMPANY’S BYLAWS TO DESIGNATE THE EXCLUSIVE FORUM FOR THE ADJUDICATION OF CERTAIN LEGAL MATTERS

The Board unanimously recommends that stockholders approve an amendment to the Company’s Bylaws (the “Exclusive Forum Amendment”) designating the exclusive forums in which certain claims against the Company may be brought.

The Exclusive Forum Amendment provides:

(i) the Court of Chancery in the state of Delaware (the “Delaware Court of Chancery”) (or, if and only if the Delaware Court of Chancery does not have jurisdiction, the Superior Court of the State of Delaware, or, if the Superior Court of the State of Delaware does not have jurisdiction, the United States District Court for the District of Delaware, in each case, subject to that court having personal jurisdiction over the indispensable parties named defendants therein) will be the exclusive forum for certain actions involving Devon unless we consent in writing to an alternative forum. Specifically, the Delaware Court of Chancery would be the exclusive forum for (a) any derivative actions or proceedings brought on behalf of Devon; (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, stockholder, other employee or agent of Devon to Devon or our stockholders; (c) any action against Devon arising pursuant to any provision of the Delaware General Corporation Law (“DGCL”) or as to which the DGCL confers jurisdiction on the Delaware Court of Chancery; or (d) any action against Devon or any director, officer, other employee or agent of Devon asserting a claim governed by the internal affairs doctrine, including, without limitation, any action to interpret, apply, enforce or determine the validity of the Certificate of Incorporation or our Bylaws (as they shall be amended from time to time); and

(ii) the federal district courts of the United States of America shall serve as the sole and exclusive jurisdiction for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933 (the “Securities Act”), unless we consent in writing to an alternative forum.

The description of the Exclusive Forum Amendment is qualified in its entirety by the full text of the Exclusive Forum Amendment attached to this Proxy Statement as Appendix B.

The Company believes that the Exclusive Forum Amendment will reduce the risk that the Company could become subject to duplicative litigation in multiple forums, the risk of premature and abusive discovery in state courts that are not subject to federal rules for claims under the Securities Act, and the risk that the outcome of cases in multiple forums could be inconsistent, even though each forum purports to follow Delaware law or federal securities law. Any of these outcomes could expose the Company to increased expenses or losses.

Discussion of the Purposes of this Amendment

The Board believes that the Exclusive Forum Amendment is in the best interest of the Company and the Company’s stockholders for a variety of reasons. The legal actions involving the Company’s internal corporate affairs that are subject to the exclusive forum proposed by the Exclusive Forum Amendment can continue to be asserted but would need to be brought in the forum widely regarded as the preeminent U.S. court for corporate law and related business disputes. Having a designated forum is intended to help provide a streamlined, efficient and organized process for resolution of these disputes. The Exclusive Forum Amendment helps to avoid the procedural and substantive problems and expense associated with navigating multiple lawsuits, including derivative suits brought on behalf of the Company, across multiple jurisdictions on matters relating to the corporate law of Delaware that would be expected to govern many such disputes.

The ability for plaintiffs to litigate claims governed by Delaware law in state courts outside the State of Delaware may mean that claims are brought in jurisdictions that do not apply Delaware law in the same manner as the courts of Delaware. Even if jurisdictions outside of Delaware seek to apply Delaware law in a manner

78	Commitment Runs Deep

AGENDA ITEM 5.

APPROVE AN AMENDMENT TO THE COMPANY’S BYLAWS TO DESIGNATE THE EXCLUSIVE

FORUM FOR THE ADJUDICATION OF CERTAIN LEGAL MATTERS (cont’d)

consistent with the Delaware courts, the outcomes of those cases could be inconsistent with each other and with the manner in which the Delaware courts would decide those cases. In addition, the Board considered the fact that the Delaware courts are widely regarded as the leading courts for the determination of corporate law disputes in terms of precedent, experience and focus. The specialized Delaware Court of Chancery’s considerable expertise has led to the development of a substantial and influential body of case law interpreting the Delaware General Corporation Law. The Company expects this will provide the Company and the Company’s stockholders with more consistency and predictability regarding the outcome of corporate disputes, which can reduce the time, cost and uncertainty of litigation for all parties. The Delaware Court of Chancery additionally employs procedures that can provide relatively expeditious decisions, potentially limiting the time, cost and uncertainty of protracted litigation for all parties. In providing for Delaware courts as the exclusive forum for certain actions, the Exclusive Forum Amendment is intended to avoid the added costs, the unpredictability and the risk of inconsistent outcomes (even though each court may purport to follow Delaware law) that could arise when duplicative internal corporate claims proceed in different courts.

The Board also believes that designating the federal district courts of the United States of America as the exclusive forum for claims brought under the Securities Act promotes many of the same benefits to the Company and the Company’s stockholders as discussed with respect to the exclusive forum provision for certain Delaware law claims and would likely reduce litigation costs resulting from burdensome discovery allowed by state courts earlier than would be permitted in federal district courts. Plaintiffs increasingly file Securities Act claims in state courts, and companies are forced to defend suits in both federal and state courts, which is costly, inefficient, and unpredictable. Requiring Securities Act litigation to be brought only in federal courts has many benefits for the Company and its stockholders:

•	Federal district courts have considerable expertise in matters arising under the Securities Act, which provides greater predictability regarding the outcome of these disputes;

•	Securities Act claims in federal court are subject to the heightened pleading standards of the Private Securities Litigation Reform Act; and

•

A motion to dismiss in federal district court invokes an automatic stay of discovery during the pendency of the motion, thereby reducing abusive discovery practices in many state courts that involve significant costs even before a court determines there may be a valid claim.

In addition, adoption of the Exclusive Forum Amendment would reduce the risk that the Company could be involved in duplicative litigation in more than one forum, as well as the risk of inconsistent outcomes of cases in multiple forums.

This Exclusive Forum Amendment is not being proposed in anticipation of any specific litigation or transaction. Under the Exclusive Forum Amendment, the Company would retain the ability to consent to an alternative forum in appropriate circumstances where it determines that its interests and those of the Company’s stockholders are best served by permitting a particular lawsuit to proceed in a forum other than the courts designated by the Exclusive Forum Amendment. The Exclusive Forum Amendment would regulate only the forum in which the Company’s stockholders may pursue certain claims; it would not restrict the ability of the Company’s stockholders to bring such claims, and it would not affect the remedies available if such claims were ultimately successful. Moreover, the Exclusive Forum Amendment would not specify the federal district courts in any particular state as the exclusive forum for Securities Act claims, so a plaintiff could select, on the basis of convenience or for other reasons, the federal district courts in any state as the forum for any such claim.

In reaching its conclusion to recommend that stockholders approve the Exclusive Forum Amendment, the Board considered that the exclusive forum provisions contemplated by the Exclusive Forum Amendment may in some

79	Commitment Runs Deep

AGENDA ITEM 5.

APPROVE AN AMENDMENT TO THE COMPANY’S BYLAWS TO DESIGNATE THE EXCLUSIVE

FORUM FOR THE ADJUDICATION OF CERTAIN LEGAL MATTERS (cont’d)

instances impose additional litigation costs on plaintiffs in pursuing certain claims, particularly if a plaintiff does not reside in or near the State of Delaware. The Board also weighed the possibility that an exclusive forum provision may limit a plaintiff’s ability to bring a claim in a judicial forum that it finds favorable for disputes with the Company or the Company’s directors, officers or other employees, which such plaintiffs may claim limits their ability to enforce certain rights. The Board believes that the benefits of the Exclusive Forum Amendment to the Company and the Company’s stockholders far outweigh these potential drawbacks.

Exclusive Forum Amendment

Although the Board could amend the Company’s Bylaws to include the Exclusive Forum Amendment without obtaining stockholder approval, the Board determined that it would be consistent with the Board’s commitment to strong corporate governance practices for the Company’s stockholders to have the opportunity to consider and act upon the Exclusive Forum Amendment.

Effectiveness of the Exclusive Forum Amendment

If approved by the Company’s stockholders at the Annual Meeting, the Exclusive Forum Amendment will be immediately effective. If the Exclusive Forum Amendment is not approved by the Company’s stockholders at the Annual Meeting, the Board will continue to consider whether the Amendment is in the best interests of the Company and the Company’s stockholders and may conduct further outreach to the Company’s stockholders on the subject of exclusive forum provisions.

The Company’s Board of Directors recommends that stockholders vote

“FOR” the amendment to the Company’s Bylaws to designate the exclusive forum for the adjudication of certain legal matters.

80	Commitment Runs Deep

AGENDA ITEM 6.

APPROVE AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO ADOPT LIMITATIONS ON THE LIABILITY OF OFFICERS SIMILAR TO THOSE THAT ALREADY EXIST FOR DIRECTORS

The Board unanimously recommends that the Company’s stockholders approve an amendment (the “Exculpation Amendment”) to the Company’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) that would implement new Delaware law provisions that allow exculpation of officers similar to the exculpation provisions that already exist for directors.

Background

The Delaware General Corporation Law (“DGCL”) permits Delaware corporations to limit the personal liability of directors for monetary damages associated with breaches of the duty of care in limited circumstances, and the Company’s Certificate of Incorporation has always included those limitations. That protection did not extend to corporate officers under the DGCL or the Certificate of Incorporation. Consequently, stockholder plaintiffs in recent years have persuaded courts to impose the same fiduciary duties on officers that directors have, thereby exploiting the absence of the same protections for officers in order to prolong litigation and extract larger settlements from defendant corporations. This has resulted in increased litigation and insurance costs for companies, which harms stockholders. Effective August 1, 2022, the Delaware legislature amended the DGCL to correct this inconsistent treatment between directors and officers. The DGCL now allows Delaware corporations to amend their certificates of incorporation, subject to stockholder approval, to limit the personal liability of certain officers for monetary damages associated with breaches of the fiduciary duty of care (but not the fiduciary duty of loyalty) in limited circumstances.

As provided in the new Delaware legislation, if the Company’s Exculpation Amendment is adopted, the Company’s Certificate of Incorporation will permit officer exculpation only for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the Company itself or for derivative claims brought by stockholders in the name of the Company. The Exculpation Amendment would not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. These limitations are similar to those already in the Company’s Certificate of Incorporation for directors.

The primary reason to adopt the Exculpation Amendment is to strike a balance between stockholders’ interest in officer accountability and stockholders’ interest in the Company’s ability to attract and retain quality officers to the Company and to reduce litigation and insurance costs associated with lawsuits.

Discussion of the Purposes of this Amendment

The Board and the GEPP Committee of the Board believe:

•	there is a need for officers to be protected from the risk of financial ruin as a result of an unintentional misstep;

•

the Exculpation Amendment is carefully drafted, consistent with the new Delaware law, to protect officers without limiting their liability for claims by the Company or for breaches of their duty of loyalty;

•	the Exculpation Amendment would help the Company to attract and retain the most qualified officers;

•	the Exculpation Amendment would not materially and negatively affect stockholder rights; and

•	the Exculpation Amendment could reduce litigation and insurance costs associated with frivolous lawsuits.

81	Commitment Runs Deep

AGENDA ITEM 6.

APPROVE AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO ADOPT LIMITATIONS

ON THE LIABILITY OF OFFICERS SIMILAR TO THOSE THAT ALREADY EXIST FOR DIRECTORS (cont’d)

Thus, the GEPP Committee recommended to the Board, and the Board recommends to the Company’s stockholders, the adoption of the Exculpation Amendment.

Directors and officers must often make decisions in response to time-sensitive opportunities and challenges. The existence of aggressive plaintiffs’ attorneys and governmental enforcers can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the Company and its directors and officers, regardless of ultimate merit. Limiting concerns about personal risk for ordinary failures of care (but not loyalty) empowers both directors and officers to exercise their business judgment in furtherance of stockholder interests. Because the Company expects many or most of its peers to adopt exculpation clauses that limit the personal liability of officers in their governing documents, the Company’s ability to recruit and retain exceptional officer candidates could be adversely affected if the Company does not adopt the Exculpation Amendment because those candidates and of ficers may conclude that the higher exposure to personal liabilities at the Company is not as attractive as working at a company that provides these protections.

The Board believes that adopting the Exculpation Amendment would potentially reduce litigation and insurance costs associated with lawsuits (many of which may be frivolous), better position the Company to attract top officer candidates and retain the Company’s current officers and enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. This Exculpation Amendment will also better align the protections available to the Company’s officers with those already available to the Company’s directors. In view of the above considerations, the Company’s Board has unanimously determined to provide for the exculpation of officers as proposed.

Proposed Exculpation Amendment

The Board is asking the Company’s stockholders to approve the amendment to the Certificate of Incorporation. The proposed amendment to the Certificate of Incorporation is attached hereto as Appendix C, with additions marked in bold, underlined text and deletions indicated by strike-out text.

Effectiveness of the Exculpation Amendment

If the Exculpation Amendment is approved by the Company’s stockholders, the Exculpation Amendment will become effective upon the filing of a Certificate of Amendment with the Delaware Secretary of State. This filing is expected to occur shortly after the Annual Meeting. If the Exculpation Amendment is not approved by the Company’s stockholders, the Certificate of Incorporation will not be amended, and no exculpation will be provided for the Company’s officers. The Company’s officers will nevertheless retain their existing rights under indemnification agreements and insurance policies.

The Company’s Board of Directors recommends that stockholders vote

“FOR” the amendments to the Certificate of Incorporation to adopt limitations on the liability of officers similar to those that already exist for directors.

82	Commitment Runs Deep

AGENDA ITEM 7.

STOCKHOLDER PROPOSAL TO

REFORM THE NEAR IMPOSSIBLE SPECIAL SHAREHOLDER MEETING REQUIREMENTS

The Company has been notified by Mr. John Chevedden that the following proposal is to be presented for consideration at the Annual Meeting. This proposal will be voted on if it is properly presented at the Annual Meeting. The Company will provide to any stockholder, promptly upon receipt of the stockholders’s written or oral request, the name and address of the proponent of this proposal and the number of shares of the Company’s common stock held by the proponent of this proposal.

The Board of Directors unanimously recommends a vote AGAINST the adoption of this stockholder proposal.

The Company is not responsible for the content of this stockholder proposal, including the supporting statement and the checkmark graphic.

Proposal 7 — Reform the Near Impossible Special Shareholder Meeting Requirements

Shareholders ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting. This includes that each share shall have an equal right per share to formally participate in the calling for a special shareholder meeting to the fullest extent possible.

The current Devon Energy right to call for a special shareholder meeting is like a bait and switch right. The bait is the 25% figure which seems somewhat favorable.

However it goes downhill fast from here. Only non-street name shares have a right to call a special shareholder meeting.

Thus if one makes the reasonable estimate that 50% of Devon Energy stock is non-street name stock, it means that our current requirement that 25% of shares are needed to call for a special shareholder meeting translates into 50% of this one category of stock and all other Devon Energy shares are 100% excluded.

The next downhill bump is that all shares not owned for one full continuous year are 100% excluded. Thus the owners of such 50% of Devon Energy stock could determine that they own 65% of the exclusive category of Devon Energy stock that can call a special shareholder meeting if they include the shares that are owned for less than a full continuous year. Thus a somewhat favorable figure of 25% can translate into a steeply unfavorable 65% of shares to call a special shareholder meeting.

The 10% figure, that gives each share an equal right to formally participate in calling for a special shareholder meeting, is also reasonable because the laws of some states mandate that 10% of shares be able to call a special shareholder meeting without the Devon type strings attached. Another sign that a 10% of shares is reasonable is that some companies that have a 25% figure then allow the 10% figure to apply to one shareholder who owns 10% of shares.

Calling for a special shareholder meeting is hardly ever used by shareholders but the main point of the right to call for a special shareholder meeting is that it gives shareholders at least significant standing to engage effectively with management. Devon management professes to be strongly in favor of shareholder engagement.

Devon management will have an incentive to genuinely engage with shareholders, instead of stonewalling, if shareholders seeking engagement have a realistic Plan B option of calling a special shareholder meeting.

Please vote yes:

Reform the Near Impossible Special Shareholder Meeting Requirements — Proposal 7

83	Commitment Runs Deep

AGENDA ITEM 7.

STOCKHOLDER PROPOSAL TO

REFORM THE NEAR IMPOSSIBLE SPECIAL SHAREHOLDER MEETING REQUIREMENTS (cont’d)

Opposition Statement of the Company:

The Company’s stockholders already have the right to call special meetings.

The Company’s Board is committed to having strong corporate governance practices in place to ensure that the Company is responsive to stockholder concerns. Among many other stockholder rights, the Company’s Certificate of Incorporation already allows record holders of an aggregate of at least 25% of the voting power of the Company’s outstanding shares to call a special meeting, in addition to requiring holders to have continuously owned the shares for at least one year. Under the Company’s Certificate of Incorporation, stockholders are also permitted to aggregate their holdings to reach the special meeting threshold, and there is no aggregation cap. This right reflects a balanced approach to enhancing stockholder rights while protecting the interests of all stockholders.

The existing special meeting right is common among S&P 500 Companies.

The Company’s existing special stockholder meeting provisions are consistent with good governance practices at large publicly-traded companies. Approximately 29% of S&P 500 companies do not grant stockholders the right to call a special meeting at all. Among the approximately 71% of companies in the S&P 500 that grant stockholders a special meeting right, the most common ownership requirement is that the meeting be requested by holders of at least 25% of the voting power—the standard the Company already has. There does not appear to be much support for changing this. Of the over 110 proposals to adopt or amend special meeting provisions submitted for annual meetings held in 2022, fewer than 10 received support from a majority of shareholders, and more than half of those were at companies that did not already have the right for stockholders to call a special meeting at all.

The Company’s Board believes that the current threshold to call a special meeting provides stockholders with assurance that a reasonable number of stockholders consider a matter important enough to warrant a special meeting. In particular, reducing the threshold to 10%, as proposed, could cause the Company to spend substantial time and resources on a special meeting even if holders of up to 90% of the Company’s shares do not want a special meeting. Reducing the threshold to call a special meeting to 10% would effectively allow such holders to call a special meeting at any time, regardless of the desires of the Company’s other stockholders. If the proposal were adopted, a small minority of stockholders—sometimes a single stockholder—with potentially narrow, short-term interests, could call an unlimited number of special meetings, without regard to how direct costs and other burdens might affect the Company’s future success or the interests of the vast majority of stockholders.

Preparing for, and holding, a special meeting is time-consuming and expensive. A company must pay to prepare, print, and distribute disclosure documents to stockholders, solicit proxies, hold the meeting, and tabulate votes, among other things. Moreover, holding a special meeting at the request of such a small minority of stockholders has the potential to injure the Company, as special meetings demand significant attention from the Board and senior management and disrupt normal business operations. As a result, the Company believes special meetings should be limited to when there are urgent and important strategic matters or profound fiduciary concerns. The Company’s existing 25% threshold helps avoid waste of Company and stockholder resources on addressing narrow or special interests.

84	Commitment Runs Deep

AGENDA ITEM 7.

STOCKHOLDER PROPOSAL TO

REFORM THE NEAR IMPOSSIBLE SPECIAL SHAREHOLDER MEETING REQUIREMENTS (cont’d)

The Company’s stockholders can be assured that their right to be apprised of, and vote on, significant matters is protected not only by their existing right to call special meetings but also by state law and other regulations. The Company is incorporated in Delaware. Delaware law requires that major corporate actions, such as a merger or sale of all or substantially all of the Company’s assets, be approved by its stockholders. The Company is also listed on the NYSE, which requires, among other things, that listed companies obtain stockholder approval for issuances of equity representing more than 20% of an issuer’s voting power as well as equity compensation plans and significant issuances of equity to related parties.

The Company’s Board strongly believes that the current threshold is a reasonable and meaningful threshold affording stockholders a significant right and is part of an entire suite of rights that the Company provides to its stockholders.

We have established multiple governance mechanisms to ensure meaningful stockholder engagement and participation, as well as to assure accountability of the Board and management to stockholders.

In addition to the existing right of stockholders to call a special meeting, the Board has in place robust corporate governance policies that provide stockholders with a means to communicate their priorities to the Board and management. Although the proponent dismisses or ignores these rights, they are meaningful opportunities for stockholders to voice their concerns and to motivate management to engage with stockholders. These rights include:

•	Annual election of all directors;

•	A board comprised of a majority of independent directors (11 of 12 directors are independent);

•	A majority voting standard for the election of directors in uncontested elections with a director resignation policy;

•	Annual votes on the advisory “say-on-pay” vote on executive compensation;

•	In addition to proxy access, a policy of considering director candidates recommended by stockholders; and

•	No supermajority voting provisions, including with respect to amending the Company’s Bylaws.

Devon engages with its investors substantively and frequently. Devon regularly engages with investors and makes forums to do so widely available. In 2022 alone, Devon interacted with investors hundreds of times in meetings and by email and telephone. Management regularly reports to the Board on these interactions and the Company has responded to such feedback in the past. Devon does not make a practice of, in the words of the proponent, “stonewalling” investors. Instead, Devon’s level of engagement and transparency with investors has been recognized and appreciated.

A more complete review of the Company’s governance policies and practices can be found on page 15 of this Proxy Statement.

85	Commitment Runs Deep

AGENDA ITEM 7.

STOCKHOLDER PROPOSAL TO

REFORM THE NEAR IMPOSSIBLE SPECIAL SHAREHOLDER MEETING REQUIREMENTS (cont’d)

We also maintain strong and effective practices that reflect the Company’s ongoing commitment to corporate governance, including:

•	Independent Chair of the Board, separate from the CEO;

•	Independent committee chairs;

•	No restrictions on directors’ access to management or employees;

•	Annual Board and committee self-evaluations;

•	Prohibition on hedging and pledging of Company stock by directors and executive officers;

•

Stock ownership requirements whereby directors must own equal to five times the Director’s annual retainer by the end of a five-year period after election and a holding requirement for those who have yet to meet such requirements;

•	Clawback Policy allowing the Company to require reimbursement or forfeiture of all or a portion of any bonus or incentive compensation subject to the Clawback Policy;

•	Active Board refreshment, with eight new directors joining since 2018;

•	No poison pill;

•

A Governance, Environmental, and Public Policy Committee that periodically reviews the Company’s corporate governance practices along with best practices followed by other companies to maintain a corporate governance framework for the Company that is effective and functional and that addresses the interests of the Company’s stakeholders; and

•	A consistent program of contacting and meeting with the Company’s stockholders on a range of topics, including the Company’s governance practices.

The Company’s existing governance policies and practices, including the right of the Company’s stockholders to call special meetings, already provide the Company’s stockholders with a significant ability to raise important matters with the Board and senior management and demonstrate the Company’s continuing commitment to effective corporate governance. Accordingly, the Board believes that this stockholder proposal is not in the best interests of the Company and its stockholders, and for the reasons described above, the Board recommends that stockholders vote against this proposal.

For the foregoing reasons, the Company’s Board of Directors recommends that stockholders vote

“AGAINST” the proposal to Reform the Near Impossible Special Shareholder Meeting Requirements.

86	Commitment Runs Deep

SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS

Proposals for Inclusion in Our 2024 Proxy Statement

SEC rules permit stockholders to submit proposals to be included in our Proxy Statement if the stockholder and the proposal satisfy the requirements specified in Rule 14a-8 under the Securities Exchange Act of 1934. For a stockholder proposal to be considered for inclusion in our Proxy Statement for the 2024 Annual Meeting of Stockholders, the proposal must be received at the address provided below by December 28, 2023.

Director Nominations for Inclusion in Our 2024 Proxy Statement (Proxy Access)

Our proxy-access bylaw permits a stockholder (or a group of up to 20 stockholders) owning 3% or more of the voting power of the Company’s outstanding common stock continuously for at least three years to nominate and include in the Company’s Proxy Statement director candidates constituting up to the greater of two individuals or 20% of the Board, if the nominating stockholder(s) and the nominee(s) satisfy the requirements specified in our Bylaws. For the 2024 Annual Meeting of Stockholders, notice of a proxy-access nomination must be received at the address provided below no later than December 28, 2023, and no earlier than November 28, 2023.

Proposals and Nominations to Be Brought before Our 2024 Annual Meeting But Not for Inclusion in Our 2024 Proxy Statement

Our Bylaws permit a stockholder to propose items of business and nominate director candidates that are not intended to be included in our Proxy Statement if the stockholder complies with the procedures set forth in our Bylaws. For the 2024 Annual Meeting of Stockholders, notice of such proposals or nominations must be received at the address provided below no later than March 9, 2024, and no earlier than February 8, 2024.

If the Company moves the 2024 Annual Meeting of Stockholders to a date that is more than 30 days before or after the date which is the one-year anniversary of this year’s Annual Meeting date (i.e., June 7, 2024), the Company must receive notice of such proposals no earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 70th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

Stockholder Proxy Solicitation for Nominees (the SEC’s Universal Proxy Rule)

Any stockholder who intends to solicit proxies in support of any director nominee must comply with the content requirements of Rule 14a-19 under the Securities Exchange Act of 1934 (the SEC’s universal proxy rule) at the time it complies with the earlier of the deadlines in the advance notice provisions of our Bylaws and SEC Rule 14a-19. For the 2024 Annual Meeting of Stockholders, if a stockholder intends to solicit proxies in support of any director nominees submitted under the advance notice provisions of our Bylaws, such stockholder must also provide proper written notice that sets forth all the information required under SEC Rule 14a-19 that must be received at the address provided below no later than March 9, 2024 and no earlier than February 8, 2024. If the Company moves the 2024 Annual Meeting of Stockholders to a date that is more than 30 days before or after the date which is the one-year anniversary of this year’s Annual Meeting date (i.e., June 7, 2024), the Company must receive notice of such proposals no earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 70th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

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SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS (cont’d)

Address for Submission of Notices and Additional Information

All stockholder nominations of individuals for election as directors or proposals of other items of business to be considered by stockholders at the 2024 Annual Meeting of Stockholders (whether or not intended for inclusion in our Proxy Statement) must be submitted in writing to our Corporate Secretary at 333 W. Sheridan Avenue, Oklahoma City, Oklahoma 73102, or by email to CorporateSecretary@dvn.com.

In addition, both the proxy access and the advance notice provisions of our Bylaws require a stockholder’s notice of a nomination or other item of business to include certain information. Director nominees must also meet certain eligibility requirements. Any stockholder considering introducing a nomination or other item of business should carefully review our Bylaws.

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FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING

What are the Board of Directors’ voting recommendations?

•	For the election of the 11 Director nominees named in this Proxy Statement for a term expiring at the next Annual Meeting;

•	For the ratification of the appointment of our independent auditors for 2023;

•	For the approval, on an advisory basis, of executive compensation;

•	For the option of one year as the frequency for the advisory vote on executive compensation;

•	For the approval of an amendment to the Company’s Bylaws to designate the exclusive forum for the adjudication of certain legal matters;

•	For the approval of amendments to the Certificate of Incorporation to adopt limitations on the liability of officers similar to those that already exist for directors; and

•	Against the stockholder proposal set forth in this Proxy Statement.

Who is entitled to vote?

Stockholders as of the close of business on April 10, 2023 (the Record Date) are eligible to vote their shares at the Annual Meeting. As of the Record Date, there were 643,843,655 shares of our common stock outstanding. Each share of common stock is entitled to one vote at the Annual Meeting. Stockholders do not have the right to cumulative voting in the election of Directors.

How do I vote?

You may:

•	Attend the Annual Meeting and vote in person; or

•

Dial the toll-free number 1-800-690-6903 (listed on the Proxy Card or Voting Instruction Form). Easy-to-follow voice prompts allow you to vote your shares and confirm that your voting instructions have been properly recorded. Telephone voting will be available 24 hours a day and will close at 11:59 p.m. Eastern time on June 6, 2023; or

•

Go to the website www.proxyvote.com and follow the instructions and confirm that your voting instructions have been properly recorded. If you vote using the website, you can request electronic delivery of future proxy materials. Internet voting will be available 24 hours a day and will close at 11:59 p.m. (Eastern time) on June 6, 2023; or

•

If you elected to receive a paper copy of your proxy materials, mark your selections on the Proxy Card or Voting Instruction Form, date and sign it, and return the card or form in the pre-addressed, postage-paid envelope provided.

Why did I receive a Notice Regarding the Internet Availability of Proxy Materials in the mail instead of a full set of proxy materials?

SEC rules allow companies to furnish proxy materials over the Internet. Commencing on or about April 26, 2023, we have mailed a Notice of Internet Availability of Proxy Materials (the Notice) to most of our stockholders instead of a paper copy of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. In addition, stockholders may request to receive future proxy materials in printed form by mail or electronically by email. A stockholder’s election to receive proxy materials by mail or email will remain in effect until the stockholder terminates it.

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FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING (cont’d)

Why did I receive paper copies of proxy materials?

We are providing paper copies of the proxy materials instead of the Notice to certain stockholders, including those who have previously requested to receive them. If you prefer to no longer receive printed proxy materials, you may consent to receive all future proxy materials electronically via email. To sign up for electronic delivery, please follow the instructions provided in your proxy materials. When prompted, indicate that you agree to receive or access stockholder communications electronically in the future.

Will each stockholder in our household receive proxy materials?

Generally, no. We try to provide only one set of proxy materials to be delivered to multiple stockholders sharing an address unless you have given us other instructions. Any stockholder at a shared address may request delivery of single or multiple copies of proxy materials for future meetings or an additional copy of the proxy materials for this meeting, which shall be promptly delivered, by contacting Broadridge at 1-866-540- 7095 or our Corporate Secretary at the telephone number or address provided below.

Who will be admitted to the Annual Meeting?

Admission to the Annual Meeting will be limited to our stockholders of record, persons holding proxies from our stockholders, beneficial owners of our common stock, and our employees. If your shares are registered in your name, we will verify your ownership at the meeting in our list of stockholders as of the Record Date. If your shares are held through a broker, bank, or other nominee, you must bring proof of your ownership of the shares. This proof could consist of, for example, a bank or brokerage firm account statement or a letter from your bank or broker confirming your ownership as of the Record Date.

If I vote via telephone or the Internet or by mailing my Proxy Card, may I still attend the Annual Meeting?

Yes. You will need the control number located on your proxy card or Notice of Internet Availability of Proxy Materials to attend the meeting.

What if I want to change my vote?

You may revoke your proxy before it is voted by submitting a new proxy with a later date (by mail, telephone, or Internet), by voting at the Annual Meeting, or by filing a written revocation with our Corporate Secretary. Your attendance at the Annual Meeting will not automatically revoke your proxy.

Who will count the votes?

Broadridge will tabulate the votes.

What constitutes a quorum?

A majority of the voting power of the outstanding shares of our common stock entitled to vote generally in the election of Directors, present at the meeting or represented by proxy, constitutes a quorum. If you vote by telephone or Internet or by returning your Proxy Card, you will be considered part of the quorum. Broadridge,

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FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING (cont’d)

the Inspector of Election, will treat shares represented by a properly executed proxy as present at the meeting. Abstentions, withheld votes, and broker non-votes will be counted for purposes of determining a quorum. A broker non-vote occurs when a broker or nominee holding shares for a beneficial owner submits a proxy but does not vote on a particular proposal because the broker or nominee does not have discretionary voting power for that item and has not received instructions from the beneficial owner.

How many votes will be required to approve a proposal? How will you treat withheld votes, abstentions and broker non-votes?

The following table identifies the voting standard and the effect of withheld votes, broker non-votes, and abstentions for each item of business at the Annual Meeting.

Item		Voting Standard	Effect of Withheld Votes, Broker Non- Votes and Abstentions	Board’s Recommendation

1	Election of Directors	Votes cast “for” must exceed the votes cast “withheld” Resignation Policy[1] applies if votes cast “withheld” exceed votes cast “for”	Withheld votes will have the effect of a vote “against” Broker non-votes will have no effect	FOR each director nominee nominated herein

2	Ratify the selection of the independent auditors for 2023	The affirmative vote of the majority of shares present in person or by proxy and entitled to vote on the subject matter	Abstentions will have the effect of a vote “against” Broker non-votes will have no effect	FOR

3	Approve, in an advisory vote, executive compensation	The affirmative vote of the majority of shares present in person or by proxy and entitled to vote on the subject matter	Abstentions will have the effect of a vote “against” Broker non-votes will have no effect	FOR

4	Approve, in an advisory vote, the frequency of the advisory vote on executive compensation

The affirmative vote of the majority of shares present in person or by proxy and entitled to vote on the subject matter

If none of the frequency options receives a majority vote, the option receiving the greatest number of votes

			Abstentions will have the effect of a vote “against” Broker non-votes will have no effect	ONE YEAR

5	Approve an amendment to the Company’s Bylaws to designate the exclusive forum for the adjudication of certain legal matters	The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of our common stock voting together as a single class	Abstentions and broker non-votes will have the effect of a vote “against”	FOR

6	Approve amendments to the Company’s Certificate of Incorporation to adopt limitations on the liability of officers similar to those that already exist for directors	The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of our common stock voting together as a single class	Abstentions and broker non-votes will have the effect of a vote “against”	FOR

7	Consider and vote upon the stockholder proposal set forth in this Proxy Statement, if properly presented at the Annual Meeting	The affirmative vote of the majority of shares present in person or by proxy and entitled to vote on the subject matter	Abstentions will have the effect of a vote “against” Broker non-votes will have no effect	AGAINST

[1]

Our Corporate Governance Guidelines and Bylaws contain a director resignation policy which provides that any nominee for Director in an uncontested election who fails to receive a greater number of votes cast “for” such nominee’s election than the votes cast “withheld” in such nominee’s election shall tender his or her written offer of resignation to the GEPP Committee of the Board of Directors within 90 days from the date of the election. The GEPP Committee will consider all of the relevant facts and circumstances and recommend to the Board the action to be taken with respect to such offer of resignation.

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FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING (cont’d)

What happens if I do not give specific voting instructions?

All properly executed proxies, unless revoked as described above, will be voted at the Annual Meeting in accordance with your instructions on your proxy. If a properly executed proxy gives no specific instructions, your shares will be voted in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Can brokers who hold shares in street name vote those shares if they have received no instructions?

Under the rules of the New York Stock Exchange (the NYSE), brokers may not vote the shares held by them in street name for their customers and for which they have not received instructions, except with respect to a routine matter. The only matter to be voted on at the Annual Meeting that is considered routine for these purposes is the ratification of the appointment of the independent auditors. This means that brokers may not vote your shares on any other matter if you have not given instructions as to how to vote. Please be sure to give voting instructions to your broker so that your vote will be counted.

Who pays the solicitation expenses?

We will bear the cost of solicitation of proxies. Proxies may be solicited by mail or personally by our Directors, officers, or employees, none of whom will receive additional compensation for such solicitation. We have retained D.F. King & Co. to assist in the solicitation of proxies at an estimated cost of $12,000 plus reasonable expenses. Those holding shares of common stock of record for the benefit of others, or nominee holders, are being asked to distribute proxy soliciting materials to, and request voting instructions from, the beneficial owners of such shares. We will reimburse nominee holders for their reasonable out-of-pocket expenses.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. Final voting results will be included in a Form 8-K that will be filed with the SEC within four business days after the Annual Meeting. You may obtain a copy of the Form 8-K and other reports free of charge at www.devonenergy.com, or by contacting us at (405) 235-3611 or CorporateSecretary@dvn.com or by accessing the SEC’s website at www.sec.gov.

Will the Company’s independent auditors be available at the Annual Meeting to respond to questions?

Yes. The Audit Committee of the Board of Directors has approved KPMG LLP to serve as our independent auditors for the year ending December 31, 2023. Representatives of KPMG LLP will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to stockholder questions.

Where can I contact the Company?

Our contact information is:

Corporate Secretary

Devon Energy Corporation

333 W. Sheridan Avenue

Oklahoma City, Oklahoma 73102

(405) 235-3611

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OTHER MATTERS

Our Board of Directors knows of no other matters to come before the meeting other than as set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. However, if any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxies as they deem advisable in accordance with their best judgment.

Your cooperation in giving this matter your immediate attention and in returning your proxy promptly will be appreciated.

BY ORDER OF THE BOARD OF DIRECTORS

Oklahoma City, Oklahoma April 26, 2023	Christopher J. Kirt Vice President Corporate Governance and Secretary

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FORWARD-LOOKING STATEMENTS

INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statements includes “forward-looking statements” within the meaning of the federal securities laws. Such statements include those concerning strategic plans, our expectations and objectives for future operations, as well as other future events or conditions, and are often identified by use of the words and phrases “expects,” “believes,” “will,” “would,” “could,” “continue,” “may,” “aims,” “likely to be,” “intends,” “forecasts,” “projections,” “estimates,” “plans,” “expectations,” “targets,” “opportunities,” “potential,” “anticipates,” “outlook” and other similar terminology. All statements, other than statements of historical facts, included in this Proxy Statement that address activities, events or developments that Devon expects, believes or anticipates will or may occur in the future are forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. Consequently, actual future results could differ materially and adversely from our expectations due to a number of factors, including, but not limited to:

•	the volatility of oil, gas and natural gas liquids prices;

•	uncertainties inherent in estimating oil, gas and natural gas liquids reserves;

•	the extent to which we are successful in acquiring and discovering additional reserves;

•	the uncertainties, costs and risks involved in our operations;

•	risks related to our hedging activities;

•	our limited control over third parties who operate some of our oil and gas properties;

•	midstream capacity constraints and potential interruptions in production, including from limits to the build out of midstream infrastructure;

•	competition for assets, materials, people and capital;

•	regulatory restrictions, compliance costs and other risks relating to governmental regulation, including with respect to federal lands, environmental matters and seismicity;

•	risks related to regulatory, social and market efforts to address climate change;

•	governmental interventions in energy markets;

•	risks relating to the COVID-19 pandemic or other future pandemics;

•	counterparty credit risks;

•	risks relating to our indebtedness;

•	cyberattack risks;

•	the extent to which insurance covers any losses we may experience;

•	risks related to stockholder activism;

•	our ability to successfully complete mergers, acquisitions and divestitures;

•	our ability to pay dividends and make share repurchases; and

•	any of the other risks and uncertainties discussed in Devon’s 2022 Annual Report on Form 10-K (the “2022 Form 10-K”) or other SEC filings.

The forward-looking statements included in this Proxy Statement speak only as of the date of this Proxy Statement, represent management’s current reasonable expectations as of the date of this Proxy Statement and are subject to the risks and uncertainties identified above as well as those described in the 2022 Form 10-K

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FORWARD-LOOKING STATEMENTS (cont’d)

and in other documents we file from time to time with the SEC. We cannot guarantee the accuracy of our forward- looking statements, and readers are urged to carefully review and consider the various disclosures made in the 2022 Form 10-K and in other documents we file from time to time with the SEC. All subsequent written and oral forward-looking statements attributable to Devon, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements above. We do not undertake, and expressly disclaim, any duty to update or revise our forward-looking statements based on new information, future events, or otherwise.

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APPENDIX A

EXPLANATION AND RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

This Proxy Statement includes the non-GAAP financial measures of “Free Cash Flow,” “Capital Expenditures” and “Cash Return on Capital Employed.” These measures were used as components of the Company’s performance scorecard for purposes of determining the performance cash bonuses for 2022. Non-GAAP measures are not alternatives to GAAP measures, and you should not consider non- GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Set forth below is additional information regarding these measures.

Note that the financial measures considered by the Committee when determining the performance cash bonuses for 2022 were based on the Company’s best reasonable estimates available at the time of the applicable Committee meeting in January 2023. Although the actual results varied from such estimates in certain instances, none of the variances were material in amount or significance.

Free Cash Flow and Adjusted Capital Expenditures

For purposes of determining the Company’s performance cash bonuses for 2022, Free Cash Flow means total operating cash flow adjusted for balance sheet changes less total Adjusted Capital Expenditures. The Adjusted Capital Expenditure amount represents accrued capital less the RimRock and Validus acquisitions. A detailed reconciliation of Free Cash Flow and Adjusted Capital Expenditures is provided below.

(dollar amounts in millions)	2022

Cash flow from operating activities (GAAP)	$8,530

Changes in assets and liabilities, net	226

Cash flow from operating activities before B/S changes (Non-GAAP)	8,756

Capital expenditures (accrued) (GAAP)	(5,301)

RimRock and Validus acquisitions	2,531

Adjusted capital expenditures (accrued) (Non-GAAP)	(2,770)

Free Cash Flow (Non-GAAP)	$5,986

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APPENDIX A

EXPLANATION AND RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (cont’d)

Cash Return on Capital Employed

We define Cash Return on Capital Employed, or CROCE, as the quotient of an adjusted cash flow metric over the average capital employed. The adjusted cash flow metric is the sum of cash flow from operating activities, adjusted for balance sheet changes, plus after-tax net financing costs. Average capital employed is the average of the capital employed as of the beginning and ending of the relevant period, with capital employed calculated as the sum of short and long-term debt plus stockholders’ equity attributable to Devon less cash and cash equivalents. A detailed calculation of Cash Return on Capital Employed is provided below, which includes reconciliations to the most directly comparable GAAP measures.

(dollar amounts in millions)	2022

Cash Return on Capital Employed (CROCE) (Non-GAAP)

Cash flow from operating activities (GAAP)	$ 8,530

Changes in assets and liabilities, net	226

Cash flow from operating activities before B/S changes (Non-GAAP)	8,756

Net financing costs (GAAP)	309

Noncash net premium and issuance cost amortization	41

Adjusted net financing costs (Non-GAAP)	350

Tax benefit imputed (based on 23%)	(81)

After-tax net financing costs (Non-GAAP)	269

Adjusted cash flow (Non-GAAP) (1) — (a)	9,025

Total capitalization - beginning balance:

Short and long-term debt (GAAP)	$ 6,482

Total stockholders’ equity attributable to Devon (GAAP)	9,262

Cash, cash equivalents and restricted cash (GAAP)	(2,271)

Total capitalization - beginning balance (Non-GAAP)	13,473

Total capitalization — ending balance:

Short and long-term debt (GAAP)	6,440

Total stockholders’ equity attributable to Devon (GAAP)	11,167

Cash, cash equivalents and restricted cash (GAAP)	(1,454)

Total capitalization - ending balance (Non-GAAP)	16,153

Average total capitalization (Non-GAAP) (2) — (b)	$14,813

CROCE (Non-GAAP) — (a) / (b)	61%

(1)	Sum of cash flow from operating activities before balance sheet changes, and after-tax net financing costs.

(2)	Average of the beginning and ending total capitalization balances.

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APPENDIX B

AMENDMENT TO THE COMPANY’S BYLAWS

ARTICLE VI

Section 6. Exclusive Forum for Adjudication of Disputes. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, other employee or agent or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action against the Corporation arising pursuant to any provision of the Delaware General Corporation Law or as to which the Delaware General Corporation Law confers jurisdiction on the Court of Chancery of the State of Delaware, or (d) any action against the Corporation or any director, officer, other employee or agent of the Corporation asserting a claim governed by the internal affairs doctrine, including, without limitation, any action to interpret, apply, enforce or determine the validity of the Certificate of Incorporation of the Corporation or these Bylaws (as they shall be amended from time to time), shall be the Court of Chancery of the State of Delaware (or if the Court of Chancery does not have jurisdiction, the Superior Court of the State of Delaware, or, if the Superior Court of the State of Delaware does not have jurisdiction, the United States District Court for the District of Delaware, in each case, subject to that court having personal jurisdiction over the indispensable parties named defendants therein), in each case subject to such Court of Chancery (or if the Court of Chancery does not have jurisdiction, the Superior Court of the State of Delaware, or, if the Superior Court of the State of Delaware does not have jurisdiction, the United States District Court for the District of Delaware, in each case, subject to that court having personal jurisdiction over the indispensable parties named defendants therein) having personal jurisdiction over the indispensable parties named as defendants therein. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 6.

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APPENDIX C

AMENDMENTS TO THE COMPANY’S CERTIFICATE OF INCORPORATION

Article VIII

Limitation of Liability

A director or officer of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except ~~to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law as the same exists or may hereafter be amended~~for liability (i) for any breach of the director or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for any act or omission not in good faith or which involves intentional misconduct or a knowing violation of law, (iii) with respect to any director, under Section 174 of the General Corporation Law, (iv) for any transaction from which the director or officer derived an improper personal benefit, or (v) with respect to any officer, in any action by or in the right of the Corporation. In addition to the circumstances in which a director or officer of the Corporation is not personally liable as set forth in the preceding sentence, a director or officer of the Corporation shall not be liable to the fullest extent permitted by any amendment to the General Corporate Law hereafter enacted that further limits or permits the Corporation to limit the liability of a director or officer. Any repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a director or officer of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

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NYSE: DVN
www.devonenergy.com

Devon Energy Corporation
333 W. Sheridan Ave.
Oklahoma City, OK 73102-5015
405-235-3611

devon DEVON ENERGY CORPORATION 333 W. SHERIDAN AVE. OKLAHOMA CITY, OK 73102 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 6, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions Vote by 11:59 p.m. Eastern Time on June 6, 2023 Have your proxy card in hand when you call and then follow the instructions VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V15201-P85875 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY DEVON ENERGY CORPORATION For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends a vote “FOR” the nominees listed in Agenda Item 1. 1. Election of Directors Nominees: 01) Barbara M. Baumann 07) Karl F. Kurz 02) John E. Bethancourt 08) Michael N. Mears 03) Ann G. Fox 09) Robert A. Mosbacher, Jr. The Board of Directors recommends a vote “FOR” Agenda For Against Abstain 04) Gennifer F Kelly 10) Richard E. Muncrief Item 6. 05) Kelt Kindick 11) Valerie M. Williams 06) John Krenicki Jr. 6. Approve Amendments to the Certificate of Incorporation to Adopt Limitations on the Liability of Officers Similar to Those That Already Exist for Directors. The Board of Directors recommends a vote “FOR” Agenda Item 2. For Against Abstain 2. Ratify the selection of the Company’s Independent Auditors for 2023 The Board of Directors recommends a vote “AGAINST” Agenda Item 7. For Against Abstain The Board of Directors recommends a vote “FOR” Agenda Item 3. For Against Abstain 7. Stockholder Proposal to Reform the Near Impossible Special Shareholder Meeting Requirements. 3. Advisory Vote to Approve Executive Compensation The Board of Directors recommends a vote for “ONE YEAR” for Agenda Item 4. 1 Year 2 Years 3 Years Abstain 8. OTHER MATTERS 4. Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS. The Board of Directors recommends a vote “FOR” Agenda Item 5. 5. Approve an Amendment to the Company’s Bylaws to Designate the Exclusive Forum for the Adjudication of Certain Legal Matters For Against Abstain Please sign exactly as your name appears above, indicating your official position or representative capacity, if applicable If shares are held jointly, each owner should sign. Trustees, administrators, etc. should include their title and authority. Corporations should provide the full name of the corporation and the title of the authorized officer signing the proxy Signature [PLEASE SIGN WITHIN BOX] Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting The following proxy materials are available at www.proxyvote.com: • Notice and Proxy Statement • Annual Report on Form 10-K V15202-P85875 DEVON ENERGYCORPORATION PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Devon Energy Corporation, a Delaware corporation, hereby nominates and appoints Richard E. Muncrief and Christopher J. Kirt, with full power of substitution, as true and lawful agents and proxies to represent the undersigned and vote all shares of common stock of Devon Energy Corporation owned by the undersigned in all matters coming before the Annual Meeting of Stockholders (or any adjournment thereof) of Devon Energy Corporation to be held at the Devon Energy Center Auditorium, 333 W. Sheridan Ave., Oklahoma City, Oklahoma, on Wednesday, June 7, 2023 at 8:00 a.m. Central Time. The Board of Directors recommends a vote “FOR” Agenda Items 1, 2 and 3, for “ONE YEAR” for Agenda Item 4, “FOR” Agenda Items 5 and 6, and “AGAINST” Agenda Item 7 as set forth on the reverse side. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ON THE REVERSE SIDE BY THE STOCKHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. BY SIGNING THIS PROXY, THE UNDERSIGNED STOCKHOLDER REVOKES ANY PRIOR PROXIES EXECUTED BY THE UNDERSIGNED. Do not return your Proxy Card if you are voting by telephone or Internet. TO BE SIGNED ON REVERSE SIDE